                         COVER OF SEMI-ANNUAL REPORT

             NICHOLAS=APPLEGATE-Registered Trademark- MUTUAL FUNDS

                              SEMI-ANNUAL REPORT

          DOMESTIC PORTFOLIOS, SERIES A, B AND C SEPTEMBER 30, 1995


                                                           EMERGING GROWTH

                                                           CORE GROWTH

                                                           INCOME & GROWTH

                                                           BALANCED GROWTH

                                                           GOVERNMENT INCOME

                                                           MONEY MARKET


                       WHEN YOU'RE LOOKING FOR GROWTH,
                               THINK LONG TERM.

NICHOLAS=APPLEGATE-Registered Trademark- MUTUAL FUNDS
-----------------------------------------------------------------------
600 West Broadway
San Diego, California 92101
800-551-8043

TRUSTEES OF NICHOLAS-APPLEGATE MUTUAL FUNDS

Fred C. Applegate
Dr. Arthur B. Laffer
Arthur E. Nicholas, Chairman
Charles E. Young

TRUSTEES OF NICHOLAS-APPLEGATE INVESTMENT TRUST

Dann V. Angeloff
Walter A. Auch
Theodore J. Coburn
Darlene T. DeRemer
George F. Keane
Arthur E. Nicholas, Chairman

OFFICERS

Arthur E. Nicholas, Chairman
Ashley Rabun, President
Pete J. Johnson, Vice President
Thomas Pindelski, Treasurer
E. Blake Moore, Jr., Secretary

INVESTMENT MANAGER

Nicholas-Applegate Capital Management

DISTRIBUTOR

Nicholas-Applegate Securities

CUSTODIAN

PNC Bank

TRANSFER AGENT

State Street Bank & Trust Company

--------------------------------------------------------------------------------

TABLE OF CONTENTS
-------------------------------------------------------------------

                                                                                                                     PAGE
Letter to Shareholders..........................................................................................           1
Organization....................................................................................................           2
Capital Markets Review..........................................................................................           3
Long-Term View of the U.S. Equity and Bond Markets..............................................................           4
The Portfolios' Overview, Fund Manager Q&A and the Funds' Schedules of Investments
  Emerging Growth...............................................................................................           5
  Core Growth...................................................................................................          23
  Income & Growth...............................................................................................          32
  Balanced Growth...............................................................................................          43
  Government Income.............................................................................................          53
  Money Market..................................................................................................          59
The Portfolios'
  Financial Highlights..........................................................................................          62
  Statements of Assets and Liabilities..........................................................................          68
  Statements of Operations......................................................................................          70
  Statements of Changes in Net Assets...........................................................................          72
  Notes to the Financial Statements.............................................................................          78
Notes to the Funds' Financial Statements........................................................................          86

------------
This report is authorized for distribution to shareholders and to others only when preceded or accompanied by a current prospectus for Nicholas-Applegate Mutual Funds. Distributor: Nicholas-Applegate Securities.

                      (This page intentionally left blank)

LETTER TO SHAREHOLDERS
-------------------------------------------------------------------

DEAR FELLOW SHAREHOLDER,

  We are pleased to present you with this Semi-Annual Report for Nicholas-Applegate Mutual Funds.

  The past six months have been very successful for our shareholders. The U.S. stock market has delivered strong performance so far this year. In fact, if the stock market were to end the year with just the gains achieved by September 30, this year would still go down in the history books as one of the best years for U.S. stocks in the twentieth century.

  We should remember that at the end of last year the newspapers and magazines were full of gloomy articles about the markets. Those of you who ignored these articles and stayed with your investment plan have reaped big rewards this year. And what's going on in the press now? Lately, I've seen article after article asking if the market has reached a top and is due for some kind of correction soon.

  As long-term investors, we believe you should ignore this speculation. Nobody knows what the market is going to do tomorrow or the next day, but it's quite clear what the market has done over the long term. In 1932, in the depths of the Depression, the Dow Jones Industrial Average sank to a low of 40. In September, 1995, it reached a new high of 4801. That means that over the past 63 years the Dow has multiplied in value 120 times. And these 63 years included a terrible World War, the assassination of world leaders, and 40 years of a Cold War that diverted the energies of many of the world's best and brightest minds.

  So what made this phenomenal increase in stock values possible? It's basically very simple -- companies like those we look for are constantly striving to introduce new products and services that increase productivity or improve people's lives in some way. The fax machine. The cassette player on your hip. The automatic teller at your bank, or in your grocery store. The personal computer on your desk, or the computer chips under the dashboard of your car. Shopping from home via cable television. Overnight delivery.

  All these innovations add value to the world economy. All are made possible by the capital invested by people like you and, by their success, they encourage even more investment. This process is now picking up even more steam with the opening of major new markets around the world.

  At Nicholas-Applegate, we believe that change creates opportunity. In a world where so much is changing, we think the prospects for long-term investors look very bright indeed. Keep your eyes on your goals, stick to your financial plan, and remember -- true wealth comes from staying invested for the long term.

Sincerely,

         [SIGNATURE]

Ashley Rabun
President

Nicholas-Applegate Mutual Funds

--------------------------------------------------------------------------------

ORGANIZATION
-------------------------------------------------------------------

  Nicholas-Applegate Mutual Funds (the "Trust") is organized as a diversified, open-end management investment company which offers 43 separate series comprised of Portfolios A, with an initial sales charge, B, with a contingent deferred sales charge, C, with a level asset-based sales charge, Institutional, with no load, and Qualified, with no load (each a "Portfolio" and collectively the "Portfolios"). The Portfolios of the Trust seek to achieve their respective investment objectives by investing all of their assets in corresponding series of Nicholas-Applegate Investment Trust (the "Master Trust"), a diversified open-end management investment company offering 12 investment vehicles (the "Funds"). As of September 30, 1995, the Funds and corresponding Portfolios are as follows:

                                                                         INCLUDED
                                                                            IN       INCLUDED IN
     FUNDS OF THE                        PORTFOLIOS OF                     THIS        ANOTHER
     MASTER TRUST                          THE TRUST                      REPORT       REPORT
-----------------------  ---------------------------------------------  ----------  -------------
Mini-Cap Growth          Mini-Cap Growth Institutional                                    x
Emerging Growth          Emerging Growth A                                  x
                         Emerging Growth B                                  x
                         Emerging Growth C                                  x
                         Emerging Growth Institutional                                    x
                         Emerging Growth Qualified                                        x

Core Growth              Core Growth A                                      x
                         Core Growth B                                      x
                         Core Growth C                                      x
                         Core Growth Institutional                                        x
                         Core Growth Qualified                                            x

Income & Growth          Income & Growth A                                  x
                         Income & Growth B                                  x
                         Income & Growth C                                  x
                         Income & Growth Institutional                                    x
                         Income & Growth Qualified                                        x

Balanced Growth          Balanced Growth A                                  x
                         Balanced Growth B                                  x
                         Balanced Growth C                                  x
                         Balanced Growth Institutional                                    x
                         Balanced Growth Qualified                                        x

Government Income        Government Income A                                x
                         Government Income B                                x
                         Government Income C                                x
                         Government Income Qualified                                      x

Money Market             Money Market Portfolio                             x

Worldwide Growth         Worldwide Growth A                                               x
                         Worldwide Growth B                                               x
                         Worldwide Growth C                                               x
                         Worldwide Growth Institutional                                   x
                         Worldwide Growth Qualified                                       x

International Growth     International Growth A                                           x
                         International Growth B                                           x
                         International Growth C                                           x
                         International Growth Institutional                               x
                         International Growth Qualified                                   x

Emerging Countries       Emerging Countries A                                             x
                         Emerging Countries B                                             x
                         Emerging Countries C                                             x
                         Emerging Countries Institutional                                 x
                         Emerging Countries Qualified                                     x

Fully Discretionary      Fully Discretionary Institutional                                x

Short-Intermediate       Short-Intermediate Institutional                                 x

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2

CAPITAL MARKETS REVIEW
-------------------------------------------------------------------

  The spring and summer of 1995 was a great time for investors in U.S. companies and fixed-income securities. The environment of slow, stable economic growth inspired investor and consumer confidence, driving up bond prices and forcing down interest rates. Many companies surprised stock analysts and investors during this period by reporting earnings that exceeded expectations. Their accomplishments were largely rewarded through higher stock prices. Supply and demand forces added to the rally. U.S. equity mutual funds enjoyed heavy cash inflows in late summer. Most of this new money was ear-marked for U.S. stocks, and U.S. companies added to the rally by repurchasing shares of their own stocks at a record pace. The resulting combination of rising demand and shrinking supply had the effect of boosting prices in a market that was already solidly advancing on the basis of company fundamentals. The Wilshire 5000 Index, a measure of total U.S. stock market performance, rose 19.3% in the six months from April through September.

  The equity-market advance broadened during this period as small and mid-sized companies emerged as leaders. Projected earnings of small and mid-sized companies rose sharply based on expectations for improved profit margins due to lower interest rates and a stronger dollar. Among U.S. companies, technology, health-care and financial-services firms enjoyed the strongest stock-price advances in the first three quarters of 1995. Returns among electronic-component and communications equipment manufacturers were especially strong. The Russell 2000 Index, a measure of smaller-company performance, rose 20.2% from April through September, while the Standard & Poor's 400 Index of medium-sized companies advanced 19.3%. The Standard & Poor's 500 Index, a measure of America's largest companies, gained 18.3%.

  Bond prices rose through spring and summer on strong demand. Predictions for slow, stable economic growth encouraged U.S. investors to purchase bonds. Meanwhile, foreign central banks were purchasing bonds in a coordinated effort to strengthen the U.S. dollar in foreign exchange markets. Rising bond prices drove interest rates down to their lowest levels in more than a year.

  This environment was especially conducive to the growth-investing style of Nicholas-Applegate. Growth stocks outperformed value stocks among small, mid-sized and large companies. We remain optimistic about the outlook for our investing style in U.S. equity markets. We continue to seek and find companies that are growing by taking advantage of the sweeping changes in our economic and social lives. These include companies that are at the forefront of America's rising productivity or who are improving our daily lives through innovative new products and services. We believe equity markets will continue to reward the companies that are successfully shaping our future.

--------------------------------------------------------------------------------

LONG-TERM VIEW OF THE U.S. EQUITY AND BOND MARKETS
-------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           U.S. INFL  U.S. TBILL    U.S. LT GVT   U.S. SMALL STOCK    S&P500
1925            1.00         1.00           1.00               1.00       1.00
1926            0.99         1.03           1.08               1.00       1.12
1927            0.96         1.06           1.17               1.22       1.53
1928            0.96         1.10           1.18               1.71       2.20
1929            0.96         1.16           1.22               0.83       2.02
1930            0.90         1.18           1.27               0.51       1.52
1931            0.81         1.20           1.20               0.26       0.86
1932            0.73         1.21           1.41               0.24       0.79
1933            0.73         1.21           1.41               0.59       1.21
1934            0.75         1.21           1.55               0.74       1.20
1935            0.77         1.21           1.62               1.03       1.77
1936            0.78         1.22           1.75               1.71       2.37
1937            0.80         1.22           1.75               0.72       1.54
1938            0.78         1.22           1.85               0.95       2.02
1939            0.78         1.22           1.96               0.95       2.01
1940            0.79         1.22           2.08               0.90       1.81
1941            0.86         1.22           2.10               0.82       1.60
1942            0.94         1.22           2.16               1.19       1.93
1943            0.97         1.23           2.21               2.24       2.43
1944            0.99         1.23           2.27               3.45       2.91
1945            1.01         1.24           2.51               5.98       3.96
1946            1.20         1.24           2.51               5.29       3.64
1947            1.31         1.25           2.45               5.34       3.85
1948            1.34         1.26           2.53               5.22       4.06
1949            1.32         1.27           2.69               6.25       4.83
1950            1.39         1.29           2.69               8.68       6.36
1951            1.48         1.31           2.59               9.35       7.89
1952            1.49         1.33           2.62               9.64       9.34
1953            1.50         1.35           2.71               9.01       9.24
1954            1.49         1.36           2.91              14.47      14.11
1955            1.50         1.39           2.87              17.43      18.56
1956            1.54         1.42           2.71              18.18      19.78
1957            1.59         1.46           2.91              15.53      17.65
1958            1.61         1.49           2.73              25.61      25.30
1959            1.64         1.53           2.67              29.80      28.32
1960            1.66         1.57           3.04              28.82      28.45
1961            1.67         1.60           3.07              38.07      36.11
1962            1.69         1.65           3.28              33.54      32.95
1963            1.72         1.70           3.32              41.44      40.47
1964            1.74         1.76           3.44              51.19      47.14
1965            1.78         1.83           3.46              72.57      53.01
1966            1.84         1.92           3.59              67.48      47.67
1967            1.89         2.00           3.26             123.87      59.10
1968            1.98         2.10           3.25             168.43      65.64
1969            2.10         2.24           3.09             126.23      60.06
1970            2.22         2.38           3.46             104.23      62.47
1971            2.29         2.49           3.92             121.42      71.41
1972            2.37         2.59           4.14             126.81      84.96
1973            2.58         2.76           4.09              87.62      72.50
1974            2.89         2.99           4.27              70.14      53.31
1975            3.10         3.16           4.67             107.19      73.14
1976            3.25         3.32           5.45             168.69      90.58
1977            3.47         3.49           5.41             211.50      84.08
1978            3.78         3.74           5.35             261.12      89.59
1979            4.28         4.13           5.28             374.61     106.11
1980            4.81         4.59           5.07             523.99     140.51
1981            5.24         5.27           5.17             596.72     133.62
1982            5.45         5.82           7.25             763.83     162.22
1983            5.65         6.33           7.30            1066.83     198.75
1984            5.88         6.96           8.43             995.68     211.20
1985            6.10         7.50          11.04            1241.23     279.12
1986            6.17         7.96          13.74            1326.27     330.67
1987            6.44         8.39          13.37            1202.97     347.97
1988            6.72         8.93          14.67            1478.14     406.46
1989            7.03         9.67          17.32            1628.59     534.46
1990            7.46        10.43          18.39            1277.45     517.50
1991            7.69        11.01          21.94            1847.63     675.59
1992            7.92        11.40          23.71            2279.04     727.41
1993            8.13        11.73          28.03            2757.15     800.08
1994            8.35        12.19          25.86            2842.77     810.54
1995            8.54        12.69          31.41            3850.33    1051.28

IBBOTSON ASSOCIATES GROWTH OF $1.00 CHART

SMALL COMPANY STOCK

    Small Company Stocks data represents the smallest one-fifth of NYSE stocks from 1/1/26 through 12/31/81 and Dimensional Fund Advisors ("DFA") Small Company Fund thereafter, with all income dividends and capital gains distributions, if any, reinvested.

LARGE COMPANY STOCK

    Large Company Stocks data represents the Standard & Poor's 500 Index which contains 500 industrial, transportation, utility and financial companies regarded as generally representative of the U.S. stock market.

LONG-TERM GOVERNMENT BONDS

    Long Term Government Bond data is based on a one bond portfolio whose rolling approximate maturity is twenty years.

TREASURY BILLS

    Treasury bill data is measured by a portfolio having a minimum maturity of one month.

INFLATION

    The Consumer Price Index is a measure of change in consumer prices as determined by a monthly survey of the U.S. Bureau of Labor Statistics. Many pension and employment contracts are tied to changes in consumer prices, as protection against inflation and reduced purchasing power.

  Each equity and bond index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing (except for the DFA Small Company Fund's returns which are net of transaction costs). All results are historical.

  Past performance is no guarantee of future performance of any index or Nicholas-Applegate Mutual Funds.

--------------------------------------------------------------------------------

EMERGING GROWTH PORTFOLIO
-------------------------------------------------------------------

  GOAL: Seeks to maximize long-term capital appreciation through investment primarily in equity securities of successful U.S. companies with less than $500 million in market capitalization.

  REVIEW AND OUTLOOK: Shares of the Emerging Growth Portfolio rose briskly through spring and summer as small-company stocks assumed the lead in the 1995 bull market. The Portfolio's holdings in technology, telecommunications and health care helped it to post strong returns. The Portfolio's performance was especially strong during the summer months and resulted from the solid earnings growth of the companies in the Portfolio. For example, in the third quarter, 94% of companies held in the Portfolio reported earnings that exceeded or equaled Wall Street expectations while only 6% reported lower earnings. Standouts among the Portfolio's holdings included: Phycor, a rapidly growing company that manages specialty clinics for more than 1,500 physicians in 19 states; California Amplifier, a leader in microwave communications products; and United Waste Systems, a solid waste management system that is growing sales through acquisitions and is growing profits through sound management and cost-cutting efforts.
  We evaluate investment opportunities on a company-by-company basis using a disciplined process that considers more than 7,500 different stocks. The net result of these individual investment decisions at the end of September was a Portfolio that held 40% of assets in technology stocks, including 10% in software companies, 11% in semiconductor and electronic component companies, 6% in computer and office automation equipment and 5% in telecommunications companies. Health technology and services accounted for 17% of the Portfolio's holdings, with medical supply-companies, at 6% of the Portfolio, the largest single health-technology component group. Consumer goods and services companies made up 14% of the Portfolio.

  We believe the investing environment will continue to favor our growth-stock style. The country's slow, stable economic growth has resulted in low interest rates, which have benefited smaller growth companies. Larger economic trends are also improving the outlook for the type of companies we seek. Enhanced global competition has favored companies that help other companies improve productivity. This has been a major reason for this year's strong rise in technology company stocks. It is also a reason for our continued confidence in those technology companies that possess clear visions and strong products and that command stable market share or operate in well-defined market niches.

  We continue to find and invest in dynamic, growing small companies. We remain confident that the best American small companies will continue to grow and prosper. We believe that having a part of your portfolio invested in smaller companies through the Emerging Growth Portfolio is a good way to achieve long-term growth of capital.

                            REPRESENTATIVE HOLDINGS:

                                  Steris Corp.
                                  Phycor, Inc.
                           Aspect Telecommunications
                            Sierra Semiconductor Co.
                                  Kemet Corp.
                           Nautica Enterprises, Inc.
                           United Waste Systems, Inc.
                           Target Therapeutics, Inc.
                           Wolverine Worldwide, Inc.
                               Quarterdeck Corp.

--------------------------------------------------------------------------------

A CONVERSATION WITH CATHERINE AVERY SOMHEGYI
-------------------------------------------------------------------

                      Catherine Avery Somhegyi
     [PHOTO]          Portfolio Manager
                      Emerging Growth Portfolio

Q. CATHERINE, SMALLER-COMPANY STOCKS ENJOYED
SIGNIFICANT GAINS FROM APRIL THROUGH SEPTEMBER WITH THE EMERGING GROWTH PORTFOLIO PROVING ESPECIALLY ADEPT AT FINDING SUCCESS WITHIN THE GROUP. WHAT WAS HAPPENING IN THE MARKETS AND THE ECONOMY OVER THE MIDDLE PART OF 1995 TO SMALL CAPS AND THE PORTFOLIO?

A. As a class, smaller-company stocks were helped by the strong performance of technology-company stocks and from slow, stable economic growth and low interest rates. Of course, there were a host of other factors, but these are the ones that really tipped the balance in favor of smaller companies. We benefited from especially strong earnings growth by the companies in the Portfolio. That is really the strength and the intent of our bottom-up investment style. We look on a company-by-company basis over a broad universe of more than 7,500 stocks. We identify and invest in companies that are using change to their advantage, and that are exhibiting the fundamental strengths that we believe will translate into rapid share-price appreciation. This proved a highly effective strategy through spring and summer, and we think it is the best strategy for long-term investing in equities.

Q. WHAT IS YOUR OUTLOOK FOR NEXT YEAR?

A. Our outlook relates to our style: As bottom-up investment managers, we continue to identify and invest in companies that we believe are going to grow earnings in this slow-growth economy. I think there is still room for small-cap stocks to grow and I think it is likely that small-company growth will exceed large-company growth for some time. The Institutional Brokers Estimate System (I/B/E/S), an organization that analyzes earnings trends on a company-by-company basis, projects that small companies' earnings will grow 18%, on average, over the next five years, while large-company earnings will rise at only a 13% rate. That's a great outlook for small-company stocks for next year and beyond.

Q. HOW DOES NICHOLAS-APPLEGATE'S STYLE OF
INVESTING IN SMALL-COMPANIES DIFFER FROM THAT OF OTHER MANAGERS?

A. I think that what distinguishes our investment style from others is how we define growth and how that guides our investment decisions. We look for the kinds of positive, sustainable changes in companies that will lead to earnings accelerations and to capital appreciation. We devote a lot of time, energy and resources to developing good investment ideas and to determining that the good companies we have identified are in fact great investment opportunities. We are disciplined in our approach, which means that investors who depend on us for the small-company growth portion of their portfolios don't have to worry that we'll shift our style or focus with the latest market trend into some other class of investments. It also means we won't hold onto a stock just because it performed well in the past. We aren't sentimental. We strive always to move the Portfolio to strength.

--------------------------------------------------------------------------------

-------------------------------------------------------------------

Q. GIVEN THOSE ELEMENTS OF YOUR STYLE, DO YOU
EVER CONSCIOUSLY DECIDE TO CONCENTRATE ON PROMISING SECTORS OR INDUSTRIES LIKE TECHNOLOGY?

A. We focus on where the growth is going to come from and then we build our portfolio stock by stock, based on company fundamentals and market analysis. This accounts for our record of investing in promising sectors at opportune times. Our portfolio adjusts well for change as it happens, not as the result of top-down calls or market forecasts.

Q. WHY SHOULD INDIVIDUAL INVESTORS INCLUDE SMALL-
COMPANY STOCKS AS A PORTION OF THEIR INDIVIDUAL PORTFOLIOS?

A. If you look at the research of Ibbotson Associates you'll see that, historically, small-company stocks have earned superior long-term returns over all other classes of U.S. financial assets. Companies developing new and innovative products to meet the present and future needs of consumers and businesses have long fueled the growth of our economy. I see no reason to believe that situation is going to change. Also, bank accounts, certificates of deposit and bonds traditionally haven't stayed very far ahead of inflation. Large-cap stocks have done better than bonds, but since the 1920s, nothing has helped investors create wealth like small-company stocks.

Q. WHAT ARE SOME EXAMPLES OF COMPANIES YOU
ADDED OR DELETED FROM THE PORTFOLIO DURING THE PERIOD?

A. We bought Consolidated Graphics and Premenos
Technology in September. Consolidated Graphics is aggressively acquiring market share in the offset-printing business. We believe it is on track to become in the print-shop business what Staples and Office Depot have become in the office-supplies business. Premenos is a leader in the development of electronic-data-interchange software, which is used by businesses to interact with customers and suppliers using the Internet. We sold Skywest, Inc. in September. The company's earnings have been soft and are likely to continue soft as a result of increased competition. We also sold our position in Cheesecake Factory because of slow sales growth in its bakery stores.

--------------------------------------------------------------------------------

EMERGING GROWTH PORTFOLIO A
-------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN NICHOLAS-APPLEGATE EMERGING GROWTH PORTFOLIO A WITH THE RUSSELL 2000 GROWTH INDEX

       ANNUALIZED TOTAL RETURN
           SINCE INCEPTION                      ONE YEAR TOTAL RETURN
        (12/27/93 -- 09/30/95)                  (10/01/94 -- 09/30/95)
                12.78%                                  25.05%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             Emerging Growth Portfolio A    Russell 2000 Growth Index
12/27/93                            9475                        10000
12/93                               9771                        10110
3/94                                9172                         9699
6/94                                8482                         9090
9/94                                9361                         9938
12/94                               9377                         9864
3/95                                9900                        10405
6/95                               11014                        11437
9/95                               12355                        12738

This graph is furnished to you in accordance with SEC regulations. It compares a $10,000 investment in the Emerging Growth Portfolio A (front load) with the Russell 2000 Growth Index from the commencement of operations of the Portfolio on December 27, 1993 to the end of the Trust's semi-annual period on September 30, 1995, on a cumulative basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses applicable to the Portfolio. The maximum sales charge is reflected in the total return computation.

The total returns for the Portfolio reflect the fact that fees and expenses in excess of certain expense limits specified in the investment management agreement have been assumed by Nicholas-Applegate Capital Management. Total return results would have been lower had there been no assumption of fees and expenses in excess of expense limitations.

The Russell 2000 Growth Index contains those securities in the Russell 2000 Index with a greater-than-average growth orientation. Companies in this index generally have higher price-to-book and price-earnings ratios. The Russell 2000 Index is a widely regarded small-cap index of the 2,000 smaller securities in the Russell 3000 Index which comprises the 3,000 largest U.S. securities as determined by total market capitalizations. The Russell Indexes are unmanaged.

The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance of any index or Nicholas-Applegate Mutual Funds.

--------------------------------------------------------------------------------

EMERGING GROWTH PORTFOLIO B
-------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN NICHOLAS-APPLEGATE EMERGING GROWTH PORTFOLIO B WITH THE RUSSELL 2000 GROWTH INDEX

                         TOTAL RETURN SINCE INCEPTION
                            (05/31/95 -- 09/30/95)
                                    15.60%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             Emerging Growth Portfolio B    Russell 2000 Growth Index
5/31/95                            10000                        10000
6/95                               10321                        10689
7/95                               11309                        11522
8/95                               11332                        11664
9/95                               11560                        11905

This graph is furnished to you in accordance with SEC regulations. It compares a $10,000 investment in the Emerging Growth Portfolio B (back-end load) with a similar investment in the Russell 2000 Growth Index from the commencement of operations of the Portfolio on May 31, 1995 to the end of the Trust's semi-annual period on September 30, 1995, on a cumulative basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses applicable to the Portfolio. The maximum contingent deferred sales charge is reflected in the total return computation.

The total returns for the Portfolio reflect the fact that fees and expenses in excess of certain expense limits specified in the investment management agreement have been assumed by Nicholas-Applegate Capital Management. Total return results would have been lower had there been no assumption of fees and expenses in excess of expense limitations.

The Russell 2000 Growth Index contains those securities in the Russell 2000 Index with a greater-than-average growth orientation. Companies in this index generally have higher price-to-book and price-earnings ratios. The Russell 2000 Index is a widely regarded small-cap index of the 2,000 smallest securities in the Russell 3000 Index which comprises the 3,000 largest U.S. securities as determined by total market capitalization. The Russell Indexes are unmanaged.

The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance of any index or Nicholas-Applegate Mutual Funds.

--------------------------------------------------------------------------------

EMERGING GROWTH PORTFOLIO C
-------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN NICHOLAS-APPLEGATE EMERGING GROWTH PORTFOLIO C WITH THE RUSSELL 2000 GROWTH INDEX

       ANNUALIZED TOTAL RETURN
           SINCE INCEPTION                      ONE YEAR TOTAL RETURN
        (12/27/93 -- 09/30/95)                  (10/01/94 -- 09/30/95)
                15.60%                                  31.24%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             Emerging Growth Portfolio C    Russell 2000 Growth Index
12/27/93                           10000                        10000
12/93                              10312                        10110
3/94                                9656                         9699
6/94                                8920                         9090
9/94                                9832                         9938
12/94                               9824                         9864
3/95                               10368                        10405
6/95                               11520                        11437
9/95                               12904                        12738

This graph is furnished to you in accordance with SEC regulations. It compares a $10,000 investment in the Emerging Growth Portfolio C (level load) with the Russell 2000 Growth Index from the commencement of operations of the Portfolio on December 27, 1993 to the end of the Trust's semi-annual period on September 30, 1995, on a cumulative basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses applicable to the Portfolio.

The total returns for the Portfolio reflect the fact that fees and expenses, in excess of certain expense limits specified in the investment management agreement, have been assumed by Nicholas-Applegate Capital Management. Total return results would have been lower had there been no assumption of fees and expenses in excess of expense limitations.

The Russell 2000 Growth Index contains those securities in the Russell 2000 Index with a greater-than-average growth orientation. Companies in this index generally have higher price-to-book and price-earnings ratios. The Russell 2000 Index is a widely regarded small-cap index of the 2,000 smaller securities in the Russell 3000 Index which comprises the 3,000 largest U.S. securities as determined by total market capitalization.

The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance of any index or Nicholas-Applegate Mutual Funds.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1995 (UNAUDITED)
------------------------------------------------------------------------

EMERGING
GROWTH FUND                                  NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------
COMMON STOCKS -- 93.5%
----------------------------------------------

ADVERTISING -- 0.2%
  Heritage Media Corp. Class A*..............        37,900     $  1,141,737
                                                                ------------
AEROSPACE -- 0.1%
  Hexcel Corp.*..............................        43,600          463,250
                                                                ------------
AGRICULTURE -- 0.2%
  Dekalb Genetics Corp. Class B..............        19,500          916,500
                                                                ------------
AIR FREIGHT/SHAPING
  -- 0.6%
  Airborne Freight Corp......................       110,900        2,717,050
  Atlas Air, Inc.*...........................        33,000          734,250
                                                                ------------
                                                                   3,451,300
                                                                ------------
AIRLINES -- 0.9%
  America West Airlines, Inc.*...............       100,400        1,556,200
  Mesa Airlines, Inc.*.......................       300,800        3,064,400
  Midwest Express Holdings, Inc.*............        10,000          225,000
                                                                ------------
                                                                   4,845,600
                                                                ------------
ALCOHOLIC BEVERAGES -- 0.6%
  Canandaigua Wine, Inc. Class A*............        62,400        3,034,200
                                                                ------------
APPAREL -- 2.5%
  Authentic Fitness Corp.....................        22,000          495,000
  Cole Kenneth Productions, Inc.*............        41,800        1,468,225
  Donnkenny, Inc.*...........................        48,500        1,364,062
  Marisa Christina, Inc.*....................        40,400          646,400
  Nautica Enterprises, Inc.*.................       107,175        3,670,744
  Playtex Products, Inc......................        22,900          197,512
  Quiksilver, Inc.*..........................        34,400          933,100
  St. John Knits, Inc........................        20,000          975,000

                                             NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------

APPAREL (CONTINUED)
  Wolverine Worldwide, Inc...................       129,200     $  3,536,850
                                                                ------------
                                                                  13,286,893
                                                                ------------
AUTOMOTIVE EQUIPMENT
  -- 0.5%
  Custom Chrome, Inc.*.......................        10,000          226,250
  Intermet Corp..............................        20,000          225,000
  Titan Wheel International, Inc.............       135,975        2,328,572
  Top Source Technologies, Inc.*.............        17,300          152,456
                                                                ------------
                                                                   2,932,278
                                                                ------------
BIOTECHNOLOGY -- 4.7%
  Agouron Pharmaceuticals, Inc.*.............        57,200        1,644,500
  Applied Bioscience International, Inc.*....        80,000          510,000
  Bio-Vascular, Inc.*........................        30,000          540,000
  Biochem Pharma, Inc.*......................        63,600        2,027,250
  Carrington Laboratories, Inc.*.............        70,000        2,432,500
  Cephalon, Inc.*............................        18,500          508,750
  Cytel Corp.*...............................        30,000          210,000
  Genzyme Corp.*.............................        50,000          725,000
  Gilead Sciences, Inc.*.....................        15,000          330,000
  Idexx Laboratories Corp.*..................        96,800        3,605,800
  Immulogic Pharmaceutical Corp.*............        40,000          490,000
  Interneuron Pharmaceuticals, Inc.*.........        30,000          345,000
  Martek Biosciences Corp.*..................        37,000          601,250
  Matrix Pharmaceuticals, Inc.*..............        40,000          560,000
  Mentor Corp................................        77,300        3,517,150
  Mycogen Corp.*.............................        25,000          343,750
  Neurogen Corp.*............................        48,000        1,068,000
  Northfield Laboratories, Inc.*.............        40,000          740,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EMERGING
GROWTH FUND                                  NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------
COMMON STOCKS (Continued)
----------------------------------------------

BIOTECHNOLOGY (CONTINUED)
  Quintiles Transnational Corp.*.............        32,800     $  1,935,200
  Regeneron Pharmaceuticals, Inc.*...........        40,000          625,000
  Sepracor, Inc.*............................        20,000          432,500
  Sequus Pharmaceuticals, Inc.*..............       136,500        1,586,812
  Vical, Inc.*...............................        30,000          352,500
                                                                ------------
                                                                  25,130,962
                                                                ------------
BROADCASTING -- 2.1%
  American Radio Systems Corp.*..............        52,400        1,296,900
  Citicasters, Inc.*.........................        34,600        1,154,775
  Data Broadcasting Corp.*...................        60,000          461,250
  E Z Communication, Inc. Class A*...........        10,000          192,500
  Emmis Broadcasting Corp. Class A*..........        35,100        1,101,262
  Evergreen Media Corp. Class A*.............        54,400        1,550,400
  Heftel Broadcastingn Corp. Class A*........        20,000          385,000
  Renaissance Communications Corp.*..........        44,100        1,543,500
  Saga Communications, Inc. Class A*.........        40,050          635,794
  SFX Broadcasting, Inc. Class A*............        12,000          342,000
  United Video Satellite Group, Inc. Class
    A*.......................................         9,500          282,625
  Westcott Communications, Inc.*.............        60,000          907,500
  Westwood One, Inc..........................        72,200        1,299,600
  Young Broadcasting Corp. Class A*..........        11,400          356,250
                                                                ------------
                                                                  11,509,356
                                                                ------------

                                             NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------

BUILDING MATERIALS -- 0.0%
  Republic Gypsum Co.........................        20,200     $    239,875
                                                                ------------
BUILDING MATERIAL CHAINS -- 0.3%
  Mueller Industries, Inc.*..................        32,300        1,675,562
                                                                ------------
CATALOG/OUTLET STORES
  -- 0.2%
  Black Box Corp.*...........................        20,000          370,000
  The Sports Authority, Inc.*................        31,900          881,237
                                                                ------------
                                                                   1,251,237
                                                                ------------
CHEMICALS -- 0.7%
  Bush Boake Allen, Inc.*....................        64,400        1,819,300
  Mississippi Chemical Corp..................        96,800        2,032,800
                                                                ------------
                                                                   3,852,100
                                                                ------------
COMPUTERS/OFFICE AUTOMATION -- 5.7%
  Auspex Systems, Inc.*......................       120,300        1,879,687
  Boca Research, Inc.*.......................        89,700        2,175,225
  Cognex Corp.*..............................        60,500        2,919,125
  Computer Horizons Corp.*...................        20,000          400,000
  Computervision Corp.*......................       104,400        1,265,850
  Danka Business Systems
    PLC Sponsored ADR (Argentina)............        18,800          676,800
  Diamond Multimedia Systems, Inc.*..........        86,900        2,802,525
  Eltron International, Inc.*................        39,900        1,127,175
  Emulex Corp................................        33,600          445,200
  Microcom, Inc.*............................        41,400          781,425
  Micros Systems, Inc.*......................        27,800          993,850
  Mylex Corp.*...............................        20,000          340,000
  Optical Data Systems, Inc.*................        66,600        2,597,400
  Pinacle Systems, Inc.*.....................        32,600        1,002,450
  Planar Systems, Inc.*......................        41,200          834,300
  Safeguard Scientifics, Inc.*...............        58,650        2,815,200
  Softdesk, Inc.*............................         4,800          121,200

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                             NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------
COMMON STOCKS (Continued)
----------------------------------------------

COMPUTERS/OFFICE AUTOMATION (CONTINUED)
  StorMedia, Inc.*...........................        72,500     $  3,280,625
  Telxon Corp................................       151,600        3,619,450
  Titan Corp.*...............................        69,500          668,937
                                                                ------------
                                                                  30,746,424
                                                                ------------
CONSUMER ELECTRICALS
  -- 0.3%
  Harman International Industries, Inc.......        34,440        1,687,560
                                                                ------------
CONTAINERS -- 0.1%
  Aptargroup, Inc............................        14,500          480,313
                                                                ------------
CONTRACT DRILLING -- 0.9%
  Global Marine, Inc.........................       214,900        1,531,162
  Nabors Industries, Inc.*...................        58,300          550,206
  Noble Drilling Corp.*......................       165,700        1,284,175
  Reading & Bates Corp.......................       124,600        1,495,200
                                                                ------------
                                                                   4,860,743
                                                                ------------
DEPARTMENT/DISCOUNT STORES -- 0.6%
  Carson Pirie Scott & Co.*..................       133,600        2,538,400
  Proffitt's, Inc.*..........................        25,200          693,000
                                                                ------------
                                                                   3,231,400
                                                                ------------
DRUGS/PHARMACEUTICALS
  -- 1.0%
  Dura Pharmaceuticals, Inc.*................       101,800        3,028,550
  Jones Medical Industries, Inc..............        15,000          268,125
  North American Biologicals, Inc.*..........        60,400          498,300
  Owen Healthcare, Inc.*.....................        10,000          163,125
  Watson Pharmaceuticals, Inc.*..............        29,600        1,213,600
                                                                ------------
                                                                   5,171,700
                                                                ------------

                                             NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------

ELECTRONIC DATA PROCESSING -- 1.8%
  Affiliated Computer Services, Inc.*........        23,700     $    693,225
  Concord Computing Corp.*...................        66,400        2,025,200
  Envoy Corp.*...............................        63,100          757,200
  Fair Isaac & Co., Inc......................        16,600          481,400
  Health Management Systems, Inc.*...........        91,500        2,562,000
  Sungard Data Systems, Inc.*................        91,100        2,664,675
  Systems & Computer Technology Corp.........         6,900          186,300
  Transaction Network Services, Inc..........        17,400          467,625
                                                                ------------
                                                                   9,837,625
                                                                ------------
ELECTRONIC INSTRUMENTS
  -- 4.3%
  Belden, Inc................................        38,800        1,018,500
  Checkpoint Systems, Inc.*..................       113,400        2,990,925
  Cincinnati Microwave, Inc.*................        63,200          955,900
  Coherent, Inc.*............................        90,700        3,310,550
  Credence Systems Corp.*....................        82,950        3,006,937
  Cyberoptics Corp.*.........................        12,000          408,000
  FSI International, Inc.*...................       126,900        4,219,425
  Lo-Jack Corp.*.............................       127,500        2,103,750
  Mattson Technology, Inc.*..................        46,800        1,989,000
  Oak Industries, Inc.*......................        50,000        1,506,250
  Robotic Vision Systems, Inc.*..............        43,400        1,009,050
  Trimble Navigation LTD.....................        34,700          876,175
                                                                ------------
                                                                  23,394,462
                                                                ------------
ENTERTAINMENT -- 0.9%
  Hollywood Entertainment Corp.*.............       130,600        2,799,737
  Movies, Inc.*..............................        10,000          196,250
  Movie Gallery, Inc.*.......................        27,000        1,154,250

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EMERGING
GROWTH FUND                                  NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------
COMMON STOCKS (Continued)
----------------------------------------------

ENTERTAINMENT (CONTINUED)
  Regal Cinemas, Inc.*.......................        21,950     $    902,694
                                                                ------------
                                                                   5,052,931
                                                                ------------
ENVIRONMENTAL SERVICES
  -- 2.0%
  Newpark Resources, Inc.*...................        57,000          997,500
  Republic Waste Industries*.................        19,000          439,375
  Sanifill, Inc.*............................        52,200        1,709,550
  Tetra Technologies, Inc.*..................        42,300          581,625
  United Waste Systems, Inc.*................        86,600        3,615,550
  U.S. Filter Corp.*.........................        58,000        1,392,000
  U.S.A. Waste Services, Inc.*...............        96,100        1,873,950
                                                                ------------
                                                                  10,609,550
                                                                ------------
FINANCE COMPANIES
  -- 1.9%
  Aames Financial Corp.......................         8,000          234,000
  AmeriCredit Corp.*.........................       104,000        1,547,000
  CMAC Investment Corp.......................        40,300        2,120,787
  Imperial Credit Industries, Inc.*..........        30,000          851,250
  MS Financial, Inc.*........................        15,000          172,500
  NAL Financial Group, Inc.*.................        45,000          770,625
  North American Mortgage Co.................        69,600        1,809,600
  Olympic Financial LTD*.....................        34,700          949,912
  West Corp., Inc............................        56,100        1,136,025
  World Acceptance Corp.*....................        28,500          406,125
                                                                ------------
                                                                   9,997,824
                                                                ------------
FOOD CHAINS -- 0.3%
  Casey's General Stores, Inc................        61,900        1,400,487
                                                                ------------
GAMBLING -- 1.4%
  Casino Data Systems........................        30,000          802,500

                                             NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------

GAMBLING (CONTINUED)
  Grand Casinos, Inc.*.......................        78,800     $  3,201,250
  Griffen Gaming & Entertainment, Inc.*......         7,820           99,705
  Players International, Inc.................       131,800        1,894,625
  Station Casinos, Inc.*.....................        94,600        1,454,475
                                                                ------------
                                                                   7,452,555
                                                                ------------
GROCERY PRODUCTS -- 0.1%
  Alpine Lace Brands, Inc.*..................        10,000          110,000
  Opta Food Ingredients, Inc.*...............        25,000          393,750
                                                                ------------
                                                                     503,750
                                                                ------------
HOME FURNISHINGS -- 0.1%
  Renters Choice, Inc.*......................        25,000          765,625
                                                                ------------
HOMEBUILDING -- 1.2%
  Champion Enterprises, Inc.*................        59,700        1,186,537
  Oakwood Homes Corp.........................        37,400        1,318,350
  Redman Industries, Inc.*...................        30,400          790,400
  Toll Brothers, Inc.*.......................        81,000        1,528,875
  U.S. Home Corp.............................        62,400        1,560,000
                                                                ------------
                                                                   6,384,162
                                                                ------------
HOSPITALS -- 1.0%
  Community Health Systems, Inc.*............        95,500        3,855,812
  Gulf South Medical Supply, Inc.*...........        41,800        1,029,325
  Health Management Associates, Inc. Class
    A........................................        21,812          700,711
                                                                ------------
                                                                   5,585,848
                                                                ------------
INDUSTRIAL ENGINEERING/ CONSTRUCTION -- 0.1%
  Greenwich Air Services, Inc.*..............         8,300          170,150

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                             NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------
COMMON STOCKS (Continued)
----------------------------------------------

INDUSTRIAL ENGINEERING/ CONSTRUCTION
  (CONTINUED)
  Insituform Technologies, Inc. Class A*.....        27,000     $    378,000
                                                                ------------
                                                                     548,150
                                                                ------------
LODGING -- 0.6%
  Doubletree Corp.*..........................        14,300          318,175
  John Q. Hammons Hotels, Inc.*..............        19,900          256,212
  Prime Hospitality Corp.*...................       187,500        1,921,875
  Studio Plus Hotels, Inc.*..................        26,500          609,500
                                                                ------------
                                                                   3,105,762
                                                                ------------
MACHINERY/EQUIPMENT
  -- 2.2%
  AG Associates, Inc.*.......................        19,100          487,050
  Agco Corp..................................        25,950        1,180,725
  Brooks Automation, Inc.*...................        25,100          539,650
  Computational Systems, Inc.*...............        20,000          325,000
  Digitran Systems, Inc.*....................        14,500           14,500
  Duriron Company, Inc.......................        21,900          640,575
  Gasonics International Corp.*..............        47,900        1,784,275
  Greenfield Industries, Inc.................        57,900        1,780,425
  Helix Technology Corp......................        31,500        1,456,875
  IMO Industries, Inc.*......................        40,200          371,850
  Plasma & Materials Technologies, Inc.*.....        15,000          264,375
  Trimas Corp................................        28,600          593,450
  Watkins-Johnson Co.........................        30,600        1,675,350
  Zebra Technologies Corp. Class A*..........        15,200          809,400
                                                                ------------
                                                                  11,923,500
                                                                ------------
MANAGED HEALTHCARE/ HMO'S/PPO'S -- 0.6%
  Apogee, Inc.*..............................        39,900          728,175
  CRA Managed Care, Inc.*....................        19,100          413,037

                                             NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------

MANAGED HEALTHCARE/ HMO'S/PPO'S (CONTINUED)
  Inphynet Medical Management, Inc.*.........        19,100     $    358,125
  Medcath, Inc.*.............................        18,200          336,700
  OccuSystems, Inc.*.........................        26,600          551,950
  Orthodontic Centers of America, Inc.*......        19,600          632,100
  Sierra Health Services, Inc.*..............        10,000          250,000
                                                                ------------
                                                                   3,270,087
                                                                ------------
MEDICAL SPECIALTIES -- 0.2%
  Endosonics Corp.*..........................         8,100          107,325
  Express Scripts, Inc. Class A*.............        21,600          950,400
                                                                ------------
                                                                   1,057,725
                                                                ------------
MEDICAL SUPPLIES -- 5.6%
  Amsco International, Inc.*.................        71,600        1,423,050
  AVECOR Cardiovascular, Inc.*...............        19,100          267,400
  Benson Eyecare Corp.*......................        80,000          790,000
  Conmed Corp................................         6,800          222,700
  Daig Corp.*................................        14,500          351,625
  Diagnostic Products Corp...................        11,100          427,350
  Hologic, Inc.*.............................        30,000          690,000
  Instent, Inc.*.............................        20,000          325,000
  Invacare Corp..............................        47,500        2,280,000
  Keravision, Inc.*..........................        40,000          435,000
  Lunar Corp.*...............................         8,000          266,000
  Medisense, Inc.*...........................        33,100          798,537
  Metra Biosystems, Inc.*....................        34,000          663,000
  Nellcor, Inc.*.............................        90,700        4,478,312
  Omnicare, Inc..............................       106,200        4,141,800
  Orthofix International N.V.................        28,600          443,300
  Osteotech, Inc.*...........................        10,000           82,500
  Ostex International, Inc.*.................        20,000          447,500
  Research Industries Corp.*.................         9,000          262,125

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EMERGING
GROWTH FUND                                  NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------
COMMON STOCKS (Continued)
----------------------------------------------

MEDICAL SUPPLIES (CONTINUED)
  ResMed, Inc.*..............................        29,400     $    521,850
  Serologicals Corp.*........................        10,000          155,000
  Steris Corp.*..............................       146,200        6,158,675
  Target Therapeutics, Inc.*.................        49,600        3,472,000
  Uromed Corp.*..............................        15,000          150,000
  Ventritex, Inc.*...........................        15,000          322,500
  Vital Signs, Inc...........................        19,000          394,250
                                                                ------------
                                                                  29,969,474
                                                                ------------
MEDICAL/NURSING/HEALTH SERVICES -- 3.4%
  ABR Information Services, Inc.*............        10,950          276,487
  American Homepatient, Inc.*................        23,900          609,450
  American Oncology Resources, Inc.*.........        46,900        2,016,700
  EmCare Holdings, Inc.*.....................        20,300          449,138
  Genesis Health Ventures, Inc.*.............        88,700        3,171,025
  Mariner Health Group, Inc.*................       143,300        2,024,112
  Pacific Physician Services, Inc............        40,000          690,000
  Pediatric Services of America, Inc.*.......        15,100          290,675
  Phycor, Inc.*..............................       155,575        5,328,444
  Renal Treatment Centers, Inc.*.............        45,100        1,668,700
  Rotech Medical Corp.*......................        77,700        1,932,788
                                                                ------------
                                                                  18,457,519
                                                                ------------
METALS -- 0.5%
  Agnico-Eagle Mines, Inc....................        60,200          835,275
  Commonwealth Aluminum Corp.................       100,000        1,750,000

                                             NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------

METALS (CONTINUED)
  UNR Industries, Inc........................        39,900     $    344,137
                                                                ------------
                                                                   2,929,412
                                                                ------------
MULTI-LINE INSURERS
  -- 0.1%
  Penncorp Financial Group, Inc..............        29,100          694,762
                                                                ------------
OIL/GAS PRODUCTION
  -- 1.0%
  Barrett Resources Corp.*...................        45,900        1,032,750
  Benton Oil & Gas Co.*......................        66,600          740,925
  Brown (Tom), Inc.*.........................        58,700          799,787
  Global Natural Resources, Inc.*............        48,800          481,900
  Nuevo Energy Co.*..........................        10,000          225,000
  Phoenix Resource Companies, Inc............         9,500          368,125
  Pogo Producing Co..........................        26,000          591,500
  Vintage Petroleum, Inc.....................        51,500        1,081,500
                                                                ------------
                                                                   5,321,487
                                                                ------------
OILFIELD SERVICES/EQUIPMENT -- 1.7%
  BJ Services Co.*...........................       110,400        2,787,600
  Camco International, Inc...................        29,700          727,650
  Energy Ventures, Inc.*.....................        15,000          348,750
  Marine Drilling Co., Inc...................        38,000          161,500
  Pool Energy Services Co.*..................        10,200           89,250
  Pride Petroleum Services, Inc.*............        50,000          500,000
  Smith International, Inc...................        63,100        1,096,362
  Varco International, Inc.*.................        94,700          958,838
  Weatherford International, Inc.*...........       171,000        2,223,000
                                                                ------------
                                                                   8,892,950
                                                                ------------
OTHER COMMERCIAL/ INDUSTRIAL SERVICES
  -- 0.8%
  Copart, Inc.*..............................        21,100          480,025

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                             NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------
COMMON STOCKS (Continued)
----------------------------------------------

OTHER COMMERCIAL/ INDUSTRIAL SERVICES
  (CONTINUED)
  G&K Services, Inc. Class A.................        16,450     $    382,462
  HighwayMaster Communications, Inc.*........        15,000          195,000
  National Education Corp.*..................        40,000          320,000
  National Wireless Holdings, Inc.*..........         9,500          123,500
  Robert Half International, Inc.*...........        34,500        1,177,313
  Romac International, Inc.*.................        20,000          340,000
  U.S. Delivery Systems, Inc.*...............        39,500        1,135,625
                                                                ------------
                                                                   4,153,925
                                                                ------------
OTHER CONSUMER DURABLES -- 0.2%
  China Yuchai International LTD.............        14,000          171,500
  Sola International, Inc.*..................        30,000          663,750
                                                                ------------
                                                                     835,250
                                                                ------------
OTHER CONSUMER NON-DURABLES -- 0.3%
  Blyth Industries, Inc.*....................        27,000        1,262,250
  USA Detergents, Inc.*......................        29,000          601,750
                                                                ------------
                                                                   1,864,000
                                                                ------------
OTHER CONSUMER SERVICES
  -- 0.6%
  Apollo Group, Inc. Class A*................        14,799          388,474
  Arch Communications Group, Inc.*...........        49,000        1,286,250
  Equity Corp. International*................        10,000          247,500
  Norrell Corp...............................        21,900          711,750
  Staff Builders, Inc.*......................        63,400          324,925

                                             NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------

OTHER CONSUMER SERVICES
  (CONTINUED)
  U.S. Order, Inc.*..........................        28,800     $    532,800
                                                                ------------
                                                                   3,491,699
                                                                ------------
OTHER ENERGY -- 0.2%
  Trigen Energy, Inc.........................        46,500        1,028,812
                                                                ------------
OTHER FINANCIAL SERVICES
  -- 0.1%
  WFS Financial, Inc.*.......................        30,000          682,500
                                                                ------------
OTHER HEALTH TECHNOLOGY/ SERVICES -- 0.4%
  C.I.S. Technologies, Inc.*.................        60,000          232,500
  Horizon Mental Health Management, Inc.*....        15,600          237,900
  Physician Reliance Network, Inc.*..........        20,700          765,900
  RTW, Inc.*.................................        34,000          943,500
  Summit Medical Systems, Inc................        15,900          238,500
                                                                ------------
                                                                   2,418,300
                                                                ------------
OTHER INSURANCE SERVICES
  -- 0.1%
  Fidelity National Financial, Inc...........        22,600          322,050
  First American Financial Corp..............        11,400          275,025
                                                                ------------
                                                                     597,075
                                                                ------------
OTHER PRODUCERS/ MANUFACTURING -- 1.2%
  Blount, Inc. Class A.......................        12,600          600,075
  BMC Industries, Inc........................        39,800        1,537,275
  Lydall, Inc.*..............................        18,700          465,163
  Nu-Kote Holding, Inc. Class A*.............        79,400        1,726,950
  Simula, Inc.*..............................        49,650        1,247,456
  Wolverine Tube, Inc.*......................        19,100          723,413
                                                                ------------
                                                                   6,300,332
                                                                ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EMERGING
GROWTH FUND                                  NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------
COMMON STOCKS (Continued)
----------------------------------------------

OTHER RETAIL TRADE
  -- 0.2%
  Corporate Express, Inc.....................        19,350     $    471,656
                                                                ------------
OTHER TECHNOLOGY -- 1.2%
  Henry (Jack) & Associates..................        20,000          405,000
  Hutchinson Technology, Inc.*...............        40,000        2,490,000
  Renaissance Solutions, Inc.*...............        23,100          563,063
  Technology Solutions Company*..............        30,000          540,000
  Vicor Corp.*...............................        67,000        1,620,563
  3D Systems Corp.*..........................        46,900          785,575
                                                                ------------
                                                                   6,404,201
                                                                ------------
PRINTING/FORMS -- 0.7%
  Consolidated Graphics, Inc.*...............        60,300        1,296,450
  Devon Group, Inc.*.........................         9,500          410,875
  Scientific Games Holding Corp.*............        55,000        2,055,625
                                                                ------------
                                                                   3,762,950
                                                                ------------
PROPERTY-CASUALTY INSURERS -- 0.3%
  Allied Group, Inc..........................        18,000          589,500
  Foremost Corp. of America..................         5,900          261,075
  Vesta Insurance Group, Inc.................        21,400          829,250
                                                                ------------
                                                                   1,679,825
                                                                ------------
REAL ESTATE BROKERS/SERVICES -- 0.2%
  Amresco, Inc...............................        53,000          689,000
  NHP, Inc.*.................................        25,000          346,875
  Redwood Trust, Inc.........................        14,000          281,750
                                                                ------------
                                                                   1,317,625
                                                                ------------

                                             NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------

RECREATIONAL PRODUCTS
  -- 0.2%
  Ride, Inc.*................................        30,000     $    630,000
  Toro Co....................................        14,800          466,200
                                                                ------------
                                                                1,096,200...
                                                                ------------
REAL ESTATES INVESTMENT TRUSTS -- 1.2%
  Beacon Properties Corp.....................        15,500          331,313
  CWM Mortgage Holdings, Inc.................       140,500        1,896,750
  Equity Inns, Inc...........................        30,700          360,725
  FelCor Suite Hotels, Inc...................        19,100          573,000
  Macerich Co. (The).........................        31,500          669,375
  Mid-America Apartment Communities, Inc.....        13,400          331,650
  Oasis Residential, Inc.....................        20,200          454,500
  Shurgard Storage Centers, Inc. Class A.....        25,100          624,363
  Storage USA, Inc...........................        24,300          750,263
  Sunstone Hotel Investors, Inc.*............        20,000          192,500
  Weeks Corp.................................        19,900          480,088
                                                                ------------
                                                                   6,664,527
                                                                ------------
RESTAURANTS -- 1.6%
  Apple South, Inc...........................       138,400        3,148,600
  Applebee's International, Inc..............        99,400        2,708,650
  CKE Restaurants, Inc.......................        42,100          547,300
  Daka International, Inc.*..................        23,000          753,250
  Longhorn Steaks, Inc.*.....................        13,500          239,625
  O'Charleys, Inc.*..........................        35,170          527,550
  Papa John's International, Inc.*...........        12,200          549,000
                                                                ------------
                                                                   8,473,975
                                                                ------------
RETAIL/FOOD DISTRIBUTION
  -- 0.4%
  Richfood Holdings, Inc.....................        95,700        2,410,444
                                                                ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                             NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------
COMMON STOCKS (Continued)
----------------------------------------------

SAVINGS & LOAN ASSOCIATIONS -- 0.3%
  Commercial Federal Corp.*..................        43,000     $  1,537,250
                                                                ------------
SEMICONDUCTORS/ELECTRONIC COMPONENTS -- 11.5%
  Adflex Solutions, Inc.*....................        15,000          335,625
  ALANTEC Corp.*.............................        45,500        1,444,625
  ANADIGICS, Inc.*...........................        20,000          555,000
  Burr-Brown Corp.*..........................        41,700        1,553,325
  Chips & Technologies, Inc.*................       120,900        1,632,150
  C.P. Clare Corp.*..........................         5,700          145,350
  Dallas Semiconductor Corp..................        20,000          410,000
  Electro Scientific Industries, Inc.........        28,400          990,450
  Electroglas, Inc...........................        47,200        3,215,500
  Emerson Radio Corp.*.......................        70,200          210,600
  Epic Design Technology, Inc.*..............        43,700        2,119,450
  Exar Corp.*................................        93,600        3,346,200
  Flextronics International, LTD.............        61,100        1,573,325
  Hadco Corp.*...............................        37,100        1,010,975
  Information Storage Devices, Inc.*.........        35,000          791,875
  Interlink Electronics, Inc.*...............        13,200          143,550
  International Rectifier Corp.*.............        35,800        1,440,950
  Kemet Corp.*...............................       108,800        3,726,400
  Kent Electronics Corp.*....................        15,000          658,125
  Level One Communications, Inc.*............        49,100        1,153,850
  Marshall Industries*.......................        38,100        1,438,275
  Merix Corp.*...............................        37,600        1,203,200
  Oak Technology, Inc.*......................        73,300        3,078,600
  Orbit Semiconductor, Inc.*.................        19,500          370,500

                                             NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------

SEMICONDUCTORS/ELECTRONIC COMPONENTS
  (CONTINUED)
  Pioneer Standard Electronics, Inc..........       157,675     $  2,759,313
  Quality Semiconductor, Inc.*...............        26,500          430,625
  Sanmina Corp.*.............................        40,000        1,910,000
  SDL, Inc.*.................................        58,000        1,638,500
  Semitool, Inc.*............................        38,500          962,500
  Sierra Semiconductor Corp.*................        85,900        4,219,838
  Silicon Valley Group, Inc.*................        87,100        3,364,238
  Symmetricom, Inc.*.........................        87,400        1,966,500
  S3, Inc.*..................................        82,800        2,887,650
  Tower Semiconductor LTD....................        67,700        2,200,250
  Trident Microsystems, Inc.*................        42,800          930,900
  Triquint Semiconductor, Inc.*..............        46,200        1,056,825
  Ultratech Stepper, Inc.*...................        80,400        3,396,900
  Wyle Electronics, Inc......................        40,000        1,795,000
                                                                ------------
                                                                  62,066,939
                                                                ------------
SOAPS/COSMETICS -- 0.0%
  Guest Supply, Inc.*........................         1,300           40,138
                                                                ------------
SOFTWARE -- 10.4%
  Activision, Inc.*..........................        80,000        1,270,000
  Applix, Inc.*..............................        41,100          904,200
  ArcSys, Inc.*..............................        61,400        2,532,750
  Artisoft Inc...............................        40,000          425,000
  Astea International, Inc.*.................        25,000          500,000
  Atria Software, Inc.*......................        45,200        1,322,100
  Business Objects SA
    Sponsored ADR (France)*..................        54,500        2,323,063
  CBT Group PLC
    Sponsored ADR (Ireland)*.................        40,800        1,948,200
  Cognos, Inc.*..............................        83,000        2,842,750

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EMERGING
GROWTH FUND                                  NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------
COMMON STOCKS (Continued)
----------------------------------------------

SOFTWARE (CONTINUED)
  Computron Software, Inc.*..................         5,000     $     86,250
  Continuum, Inc.*...........................        19,600          752,150
  Control Data Systems, Inc.*................        47,400          574,725
  Datastream Systems, Inc.*..................         5,800          131,950
  Dendrite International, Inc.*..............         5,500           83,875
  Edmark Corp................................        10,000          481,250
  Fulcrum Technologies, Inc.*................        16,000          374,000
  HCIA, Inc.*................................        20,000          515,000
  HNC Software, Inc.*........................        40,800        1,071,000
  Hummingbird Communications LTD.*...........        30,000        1,117,500
  Hyperion Software Corp.*...................        22,400        1,271,200
  Ikos Systems, Inc.*........................         3,600           42,750
  Inference Corp.*...........................         4,000           60,000
  Integrated Silicon Systems*................        20,500          615,000
  Integrated Systems, Inc.*..................        19,100          749,675
  Intersolv*.................................        91,500        1,841,438
  Maxis, Inc.*...............................        16,500          726,000
  McAfee Associates, Inc.*...................        28,600        1,472,900
  MDL Information Systems, Inc.*.............        19,100          355,738
  Medic Computer Systems, Inc.*..............        19,100          969,325
  Mercury Interactive Corp.*.................        40,000        1,110,000
  National Instruments Corp.*................        24,000          486,000
  NETCOM On-Line Communication Services,
    Inc.*....................................        44,000        1,936,000
  Novadigm, Inc.*............................        40,000          675,000
  On Technology Corp.*.......................         7,000          120,750

                                             NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------

SOFTWARE (CONTINUED)
  Open Environment Corp.*....................        36,600     $    640,500
  Perceptron, Inc.*..........................        23,800          571,200
  Performance Systems International, Inc.*...        99,700        2,143,550
  Platinum Technology, Inc.*.................       149,263        3,059,892
  Premenos Technology Corp.*.................        10,000          325,000
  PRI Automation, Inc.*......................        59,700        2,447,700
  Pure Software, Inc.*.......................         5,000          178,750
  Quarterdeck Corp.*.........................        83,700        1,621,688
  Rainbow Technologies, Inc.*................        36,300          716,925
  Seer Technologies, Inc.*...................         5,000           75,625
  Shiva Corp.*...............................         5,800          355,250
  Sierra On-Line, Inc........................        77,700        3,049,725
  Smith Mico Software, Inc.*.................         8,000           79,000
  Software Artistry, Inc.*...................        40,000          760,000
  Stac Electronics*..........................        98,000          918,750
  Sterling Software, Inc.*...................        59,900        2,725,450
  Structural Dynamics Research*..............        96,000        1,782,000
  Syncronys Softcorp.........................        20,000          270,000
  Systemsoft Corp.*..........................        19,100          293,663
  Unison Software, Inc.*.....................         5,000           75,000
  USDATA Corp.*..............................         5,000          122,500
  Videoserver, Inc.*.........................        40,000        1,410,000
  Wind River Systems*........................        27,100          636,850
                                                                ------------
                                                                55,946,557..
                                                                ------------
SPECIALTY CHAINS -- 1.3%
  Compusa, Inc.*.............................        83,700        3,599,100
  Friedman's Inc. Class A*...................        15,900          345,825
  Just for Feet, Inc.*.......................        40,800        1,254,600
  Men's Warehouse, Inc.*.....................        31,800        1,144,800
  Petco Animal Supplies, Inc.*...............        17,100          444,600

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                             NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------
COMMON STOCKS (Continued)
----------------------------------------------

SPECIALTY CHAINS (CONTINUED)
  Regis Corp.................................        14,500     $    311,750
  West Marine, Inc.*.........................         1,600           51,200
                                                                ------------
                                                                   7,151,875
                                                                ------------
SPECIALTY INSURERS -- 0.0%
  United Dental Care, Inc.*..................         5,000          150,000
                                                                ------------
TELECOMMUNICATIONS EQUIPMENT -- 5.4%
  ACT Networks, Inc.*........................        61,100          656,825
  Aspect Telecommunications Corp.*...........       195,000        5,265,000
  Bolt, Beranek & Newman, Inc.*..............       116,100        4,339,238
  Brightpoint, Inc.*.........................        42,625          716,633
  BroadBand Technologies, Inc.*..............        23,800          511,700
  Cable Design Technologies*.................        19,000          570,000
  California Amplifier, Inc.*................        20,000          417,500
  Coherent Communications Systems, Inc.*.....        20,000          550,000
  Comversa Technology, Inc...................       100,000        2,175,000
  Digital Link Corp.*........................        59,800        1,539,850
  DSP Communications, Inc.*..................        60,300        1,989,900
  Eicon Technology Corp.*....................        15,000          121,400
  Harmonic Lightwaves, Inc.*.................        26,600          478,800
  Inter-Tel, Inc.*...........................        35,700          629,213
  P Com, Inc.*...............................        30,000        1,342,500
  Pairgain Technologies, Inc.*...............         8,000          276,000

                                             NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------

TELECOMMUNICATIONS EQUIPMENT (CONTINUED)
  Picturetel Corp.*..........................        68,200     $  3,086,050
  ProNet, Inc.*..............................         9,500          276,688
  Spectrian Corp.............................        58,600        1,999,725
  Tekelec*...................................        22,900          515,250
  Teltrend, Inc.*............................        35,200        1,161,600
  Tessco Technologies, Inc...................        27,800          722,800
                                                                ------------
                                                                  29,341,672
                                                                ------------
TELEPHONE -- 0.5%
  A-Plus Communications, Inc.*...............        10,000          152,500
  Commnet Cellular, Inc.*....................        64,500        1,870,500
  Intermedia Communications of Florida,
    Inc.*....................................        30,000          457,500
  Metrocall, Inc.*...........................        15,000          416,250
                                                                ------------
                                                                   2,896,750
                                                                ------------
TOBACCO PRODUCTS -- 0.4%
  Mafco Consolidated Group, Inc.*............        83,800        2,157,850
                                                                ------------
WHOLESALE DISTRIBUTION
  -- 0.3%
  Daisytek International Corp.*..............         2,200           72,325
  GEAC Computer Corp. LTD*...................        41,200          567,240
  U.S. Office Products Co.*..................        47,400          716,925
                                                                ------------
                                                                   1,356,490
                                                                ------------
TOTAL COMMON STOCKS -- 93.5%
  (Cost $381,249,292)......................................      503,363,454
                                                                ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EMERGING
GROWTH FUND                              PRINCIPAL
                                          AMOUNT          VALUE

---------------------------------------------------------
COMMERCIAL PAPER -- 3.1%
----------------------------------------------

  Household Finance
    Co. 6.500%,
    10/02/95.........  $11,842,000  $ 11,837,723
  J.P. Morgan & Co.
    6.500%,
    10/02/95.........    4,924,000     4,922,222
                                    ------------
TOTAL COMMERCIAL PAPER
  (Cost $16,759,945)..............    16,759,945
                                    ------------

                                         PRINCIPAL
                                          AMOUNT          VALUE

---------------------------------------------------------

REPURCHASE AGREEMENT -- 1.7%
------------------------------------------------
  J.P. Morgan & Co.,
    Inc. $9,398,000
    at 6.200%
    (Agreement dated
    09/29/95; to be
    repurchased at
    $9,402,856 on
    10/02/95;
    collateralized by
    $7,453,000 U.S.
    Treasury Notes,
    10.000% due
    05/15/10) (Value
    $9,865,400) (Cost
    $9,398,000)......  $ 9,398,000  $  9,398,000
                                    ------------
TOTAL INVESTMENTS -- 98.3%
  (Cost $407,407,237).............   529,521,399
OTHER ASSETS LESS LIABILITIES --
  1.7%............................     9,012,006
                                    ------------
NET ASSETS -- 100.0%..............  $538,533,405
                                    ------------

------------
* Non-income producing security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

CORE GROWTH PORTFOLIO
-------------------------------------------------------------------

  GOAL: Seeks to maximize long-term capital appreciation through investment primarily in U.S. companies, generally over $500 million in total stock market value.

  REVIEW AND OUTLOOK: The Core Growth Portfolio delivered strong returns to investors through spring and summer. Our holdings in technology, telecommunications, health care and health services helped lift the Portfolio's return well ahead of the Standard & Poor's indexes for large and mid-sized companies. Our choice of equities within the mid-cap class, which currently constitute the bulk of the Portfolio's holdings, helped us achieve this superior performance. On average, mid-sized companies' stocks, as measured by the Standard & Poor's 400 Index, outperformed large companies' stocks, as measured by the Standard & Poor's 500 Index, by 19.3% to 18.3% from April through September.

  The Portfolio's performance was tied to our investing style, which emphasizes growth. Our investment process involves a continuous company-by-company search for the market's best investment opportunities. We look for solid, sustainable earnings growth combined with favorable valuations and market recognition of a company's success. This led us to such standout holdings during the period as:
Glenayre Technologies, Inc., which experienced strong order growth for its wireless telecommunications equipment; sportswear and footwear maker Nike, which boosted sales and grabbed market share at the expense of rival Reebok; and Medtronic, Inc., a leading developer and manufacturer of medical devices for cardiovascular treatments. Medtronic stock soared during the period as the company continued to expand its business from pacemakers into a full line of heart products.

  We believe medium-sized companies continue to offer some compelling advantages over other investment classes. They are small enough to be flexible, allowing them to anticipate and react to changes in the business environment. Yet they are large enough to have the financial resources necessary to weather tight economic times. We remain optimistic about their prospects for providing solid returns in the near term as well as the long term.

                            REPRESENTATIVE HOLDINGS:

                          Glenayre Technologies, Inc.
                                 Ceridian Corp.
                            CUC International, Inc.
                                   Nike, Inc.
                                  Amgen, Inc.
                               Loewen Group, Inc.
                                Medtronic, Inc.
                                SunAmerica, Inc.
                                   HFS, Inc.
                           Green Tree Financial Corp.

--------------------------------------------------------------------------------

A CONVERSATION WITH JACK MARSHALL
-------------------------------------------------------------------

                      Jack Marshall
     [PHOTO]          Portfolio Manager
                      Core Growth Portfolio

Q. JACK, MID-SIZED COMPANIES' STOCKS IN GENERAL
AND THE NICHOLAS-APPLEGATE CORE GROWTH PORTFOLIO IN PARTICULAR SET A BLISTERING PACE FROM APRIL THROUGH SEPTEMBER. WHAT CONTRIBUTED TO THE SHARP RISE OF THE MID-CAP STOCKS AND OF THE CORE GROWTH PORTFOLIO?

A. First of all, we define mid-cap as companies with market capitalizations, or total stock value, of between $500 million and $5 billion. That comprises roughly 1,500 hundred companies out there. Our portfolio typically has about 75-80% of its holdings in companies in this market niche. Within this area, the average company is growing its earnings at about 25% to 30%. This is quite a bit higher than the 14% growth rate for the large-cap companies of the Standard & Poor's 500 Index.

There are a number of reasons why mid-cap stocks have appreciated lately. We've had a reversal of the economic trends that we faced in 1994 and even in the early part of this year. The economy is now slower, showing more stable growth. This has a positive effect for good, strong, growing companies. Interest rates have come down and have been level recently. This is also favorable for high-growth companies as the ratio of stock prices to earnings tends to expand in this environment. Finally, the Federal Reserve Bank has been leaning toward further easing of interest rates, which is keeping investors focused on stronger growing companies with visible earnings trends. The companies that benefit from these changing conditions are the types of companies we seek out.

Q. WHAT DISTINGUISHES NICHOLAS-APPLEGATE'S
PORTFOLIO MANAGEMENT STYLE FROM THAT OF OTHER MID-CAP MANAGERS?

A. We are a growth-style manager looking for change at the margin. That means we want to identify companies that are growing by doing something new, by changing with the times. The really good companies are changing ahead of the times and we strive very hard to find these companies. We look for the winners, companies with new products, new processes or new strategies to gain market share. Our growth style of investing showed strongly through spring and summer.

Q. WHERE DO YOU SEE THE BEST OPPORTUNITIES IN
THIS MARKET?

A. We're focused on some sectors of the market where there are strong long-term trends. There are three in particular I'd like to mention, one being the telecommunications area. We are really benefiting from all the cable companies, the long distance companies, the regional Bell operators competing against each other. We have invested in a lot of companies that supply components to these companies and are benefiting significantly. A second sector would be the biotechnology area, as the FDA has become much more aggressive in getting new drugs out into the marketplace. We've invested in some companies that are benefiting from that trend. And then, finally, there is the specialty retail area. For example, we've invested in Staples, a rapidly growing office-supply store.

--------------------------------------------------------------------------------

-------------------------------------------------------------------

Q. IS YOUR INVESTMENT STYLE ONE THAT ATTEMPTS TO
CASH IN ON THE MOMENTUM OF RAPIDLY RISING STOCKS?

A. We want to see that the market is beginning to recognize a stock's potential before we invest in it and that means rising stock prices. But we are not momentum players in the sense that people on Wall Street use that term. For us, market recognition is just one of four fundamental factors we weigh in determining whether to buy a stock. First and foremost, we want to identify companies that are using change to their advantage. Second, we want to see the results of positive, sustainable change reflected in the companies' earnings or projected earnings. Next, we want to see good value for our investment dollar and then, finally, we want to see market recognition. We use this market-recognition test only to make sure that we don't show up at the party too early. Because by the time we get to the market recognition test, we have already researched the company through our bottom-up stock analysis and we know that there's a reason for the party to take place.

Q. WHAT ARE SOME EXAMPLES OF STOCKS YOU'VE
RECENTLY BOUGHT AND SOLD AND SOME OF THE REASONS BEHIND YOUR DECISIONS?

A. We recently purchased America Online, a company that provides access to the Internet and other on-line sources of information for personal computer operators. The company continues to add subscribers to its service at a very healthy pace and it is improving margins and earnings. In August, we bought Biogen, a company that develops pharmaceuticals. Biogen has an impressive pipeline of products to fight various forms of cancer and should be the beneficiary of federal regulators' efforts to streamline the approval process. Among computer-chip makers, we bought Intel shares and we sold our position in Integrated Devices. Intel is the world's leading designer and manufacturer of microprocessors, the computer chips that act as the engines of personal computers. We expect the company to benefit from strong Christmas sales of personal computers. Integrated Devices is one of many companies fighting for shares of the market for a special type of chip called an SRAM. We expect that the highly competitive market for SRAMs will serve to dampen returns for Integrated Devices, which had been a strong performer for the Portfolio. We also sold our position in Boston Chicken, a restaurant specializing in take-home meals. We believed the company's high operating expenses and aggressive expansion plans could erode earnings growth.

--------------------------------------------------------------------------------

CORE GROWTH PORTFOLIO A
-------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN NICHOLAS-APPLEGATE CORE GROWTH PORTFOLIO A WITH THE S&P 500 INDEX.

       ANNUALIZED TOTAL RETURN
           SINCE INCEPTION                      ONE YEAR TOTAL RETURN
        (04/19/93 -- 09/30/95)                  (10/01/94 -- 09/30/95)
                11.00%                                  23.27%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             Core Growth Portfolio A     S&P 500 Index
4/19/93                         9475             10000
6/93                           10286             10103
9/93                           11082             10364
12/93                          10845             10605
3/94                           10070             10202
6/94                            9477             10245
9/94                            9925             10746
12/94                           9652             10744
3/95                           10336             11792
6/95                           11476             12917
9/95                           12913             13944

This graph is furnished to you in accordance with SEC regulations. It compares a $10,000 investment in Core Growth Portfolio A (front load) with the Standard & Poor's ("S&P") 500 Index from the commencement of operations of the Portfolio on April 19, 1993 to the end of the Trust's semi-annual period on September 30, 1995, on a cumulative basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses applicable to the Portfolio. The maximum sales charge is reflected in the total return computation.

The total returns for the Portfolio reflect the fact that fees and expenses in excess of certain expense limits specified in the investment management agreement have been assumed by Nicholas-Applegate Capital Management. Total return results would have been lower had there been no assumption of fees and expenses in excess of expense limitations.

The S&P 500 Index is an unmanaged index containing 500 industrial, transportation, utility and financial companies regarded as generally representative of the U.S. stock market.

The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance of any index or Nicholas-Applegate Mutual Funds.

--------------------------------------------------------------------------------

CORE GROWTH PORTFOLIO B
-------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN NICHOLAS-APPLEGATE CORE GROWTH PORTFOLIO B WITH THE S&P 500 INDEX.

                                  TOTAL RETURN
                                SINCE INCEPTION
                             (05/31/95 -- 09/30/95)
                                     14.53%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             Core Growth Portfolio B     S&P 500 Index
5/31/95                        10000             10000
6/95                           10192             10232
7/95                           11005             10572
8/95                           11233             10598
9/95                           11453             11045

This graph is furnished to you in accordance with SEC regulations. It compares a $10,000 investment in Core Growth Portfolio B (back-end load) with the Standard & Poor's ("S&P") 500 Index from the commencement of operations of the Portfolio on May 31, 1995 to the end of the Trust's semi-annual period on September 30, 1995, on a cumulative basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses applicable to the Portfolio. The maximum contingent deferred sales charge is reflected in the total return computation.

The total returns for the Portfolio reflect the fact that fees and expenses in excess of certain expense limits specified in the investment management agreement have been assumed by Nicholas-Applegate Capital Management. Total return results would have been lower had there been no assumption of fees and expenses in excess of expense limitations.

The S&P 500 Index is unmanaged and contains 500 industrial, transportation, utility and financial companies regarded as generally representative of the U.S. stock market.

The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance of any index or Nicholas-Applegate Mutual Funds.

--------------------------------------------------------------------------------

CORE GROWTH PORTFOLIO C
-------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN NICHOLAS-APPLEGATE CORE GROWTH PORTFOLIO C WITH THE S&P 500 INDEX.

       ANNUALIZED TOTAL RETURN
           SINCE INCEPTION                      ONE YEAR TOTAL RETURN
        (4/19/93 -- 09/30/95)                   (10/01/94 -- 09/30/95)
                12.73%                                  29.34%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             Core Growth Portfolio C     S&P 500 Index
4/19/93                        10000             10000
6/93                           10832             10103
9/93                           11648             10364
12/93                          11386             10605
3/94                           10554             10202
6/94                            9913             10245
9/94                           10370             10746
12/94                          10073             10744
3/95                           10770             11792
6/95                           11931             12917
9/95                           13412             13944

This graph is furnished to you in accordance with SEC regulations. It compares a $10,000 investment in Core Growth Portfolio C (level load) with the Standard & Poor's ("S&P") 500 Index from the commencement of operations of the Portfolio on April 19, 1993 to the end of the Trust's semi-annual period on September 30, 1995, on a cumulative basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses applicable to the Portfolio.

The total returns for the Portfolio reflect the fact that fees and expenses in excess of certain expense limits specified in the investment management agreement have been assumed by Nicholas-Applegate Capital Management. Total return results would have been lower had there been no assumption of fees and expenses in excess of expense limitations.

The S&P 500 Index is an unmanaged index containing 500 industrial, transportation, utility and financial companies regarded as generally representative of the U.S. stock market.

The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance of any index or Nicholas-Applegate Mutual Funds.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1995 (UNAUDITED)
------------------------------------------------------------------------

CORE
GROWTH FUND                                  NUMBER
                                            OF SHARES       VALUE

---------------------------------------------------------
COMMON STOCKS -- 90.1%
----------------------------------------------

AIRLINES -- 1.7%
  Comair Holdings, Inc.......................         120,000     $ 3,180,000
  Southwest Airlines.........................         110,000       2,777,500
                                                                  -----------
                                                                    5,957,500
                                                                  -----------
APPAREL -- 1.6%
  Nike, Inc. Class B.........................          50,000       5,556,250
                                                                  -----------
BIOTECHNOLOGY -- 2.9%
  Amgen, Inc.*...............................         106,500       5,311,687
  Biogen, Inc.*..............................          80,000       4,800,000
                                                                  -----------
                                                                   10,111,687
                                                                  -----------
BROADCASTING -- 5.3%
  British Sky Broadcasting Sponsored ADR
    (United Kingdom).........................         135,000       4,876,875
  Infinity Broadcasting Corp. Class A*.......         179,400       5,875,350
  Sinclair Broadcast Group, Inc. Class A*....         125,000       3,593,750
  Tele-Communications, Inc. Class A TCI
    Group*...................................         164,400       2,887,275
  Tele-Communications, Inc. Class A Liberty
    Media Group*.............................          41,100       1,099,425
                                                                  -----------
                                                                   18,332,675
                                                                  -----------
CHEMICALS -- 0.9%
  IMC Global, Inc............................          50,900       3,225,788
                                                                  -----------
COMPUTERS/OFFICE AUTOMATION
  -- 7.0%
  Ceridian Corp..............................         147,000       6,523,125
  Cisco Systems, Inc.*.......................          71,200       4,912,800
  Computer Sciences Corp.*...................          70,100       4,512,688
  Danka Business Systems PLC Sponsored ADR
    (Argentina)..............................         100,000       3,600,000

                                             NUMBER
                                            OF SHARES       VALUE

---------------------------------------------------------

COMPUTERS/OFFICE AUTOMATION
  (CONTINUED)
  Read-Rite Corp.*...........................         129,000     $ 4,708,500
                                                                  -----------
                                                                   24,257,113
                                                                  -----------
DEPARTMENT/DISCOUNT STORES -- 2.3%
  Federated Department Stores, Inc.*.........         140,000       3,972,500
  Kohls Corp.*...............................          80,000       4,150,000
                                                                  -----------
                                                                    8,122,500
                                                                  -----------
DRUGS/PHARMACEUTICALS
  -- 3.9%
  Chiron Corp.*..............................          44,300       4,009,150
  Genzyme Corp. -- General Division*.........          85,000       4,930,000
  Ivax Corp..................................         146,300       4,407,287
                                                                  -----------
                                                                   13,346,437
                                                                  -----------
ELECTRONIC DATA PROCESSING -- 2.2%
  First Financial Management Corp............          39,900       3,895,237
  Fiserv, Inc.*..............................         125,000       3,609,375
                                                                  -----------
                                                                    7,504,612
                                                                  -----------
ELECTRONICS/MUSIC CHAINS -- 1.0%
  Tandy Corp.................................          58,600       3,559,950
                                                                  -----------
ENTERTAINMENT -- 1.4%
  Viacom, Inc. Class B*......................          95,000       4,726,250
                                                                  -----------
FINANCE COMPANIES
  -- 0.7%
  Green Tree Financial Corp..................          38,600       2,354,600
                                                                  -----------
FOOD CHAINS -- 1.5%
  Safeway, Inc.*.............................         121,500       5,072,625
                                                                  -----------
GAMBLING -- 2.1%
  Gtech Holdings Corp.*......................         135,000       4,066,875

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CORE
GROWTH FUND                                  NUMBER
                                            OF SHARES       VALUE

---------------------------------------------------------
COMMON STOCKS (Continued)
----------------------------------------------

GAMBLING (CONTINUED)
  Mirage Resorts, Inc.*......................         100,000     $ 3,287,500
                                                                  -----------
                                                                    7,354,375
                                                                  -----------
HOMEBUILDING -- 2.2%
  Centex Corp................................         125,000       3,625,000
  Pulte Corp.................................         139,000       3,944,125
                                                                  -----------
                                                                    7,569,125
                                                                  -----------
HOSPITALS -- 0.6%
  Vencor, Inc.*..............................          60,750       1,944,000
                                                                  -----------
LODGING -- 1.7%
  HFS, Inc.*.................................          61,400       3,215,825
  Host Marriott Corp.*.......................         216,500       2,679,187
                                                                  -----------
                                                                    5,895,012
                                                                  -----------
MEDICAL SUPPLIES
  -- 2.6%
  Cordis Corp.*..............................          55,000       4,661,250
  Medtronic, Inc.............................          82,400       4,429,000
                                                                  -----------
                                                                    9,090,250
                                                                  -----------
OIL/GAS PRODUCTION
  --2.5%
  Enron Oil & Gas Co.........................         120,000       2,610,000
  Mitchell Energy & Development Class B......         114,900       2,025,113
  Triton Energy Corp.........................          80,000       3,870,000
                                                                  -----------
                                                                    8,505,113
                                                                  -----------
OILFIELD SERVICES/ EQUIPMENT -- 1.7%
  Baker Hughes, Inc..........................         100,500       2,047,687
  Western Atlas, Inc.*.......................          84,600       4,007,925
                                                                  -----------
                                                                    6,055,612
                                                                  -----------
OTHER COMMERCIAL/ INDUSTRIAL SERVICES
  -- 4.5%
  CUC International, Inc.*...................         193,012       6,731,293

                                             NUMBER
                                            OF SHARES       VALUE

---------------------------------------------------------

OTHER COMMERCIAL/ INDUSTRIAL SERVICES
  (CONTINUED)
  Mobile Telecommunication Technologies
    Corp.*...................................         147,100     $ 4,541,713
  Paging Network, Inc.*......................          92,000       4,416,000
                                                                  -----------
                                                                   15,689,006
                                                                  -----------
OTHER CONSUMER SERVICES -- 1.3%
  Loewen Group, Inc..........................         108,000       4,455,000
                                                                  -----------
OTHER ENERGY -- 1.0%
  Tidewater, Inc.............................         119,100       3,349,688
                                                                  -----------
OTHER FINANCIAL SERVICES -- 2.5%
  Equifax, Inc...............................         110,000       4,606,250
  SunAmerica, Inc............................          66,100       4,156,038
                                                                  -----------
                                                                    8,762,288
                                                                  -----------
PAPER -- 3.4%
  Boise Cascade Corp.........................          85,600       3,456,100
  Bowater, Inc...............................         102,300       4,769,737
  Champion International Corp................          65,400       3,523,425
                                                                  -----------
                                                                   11,749,262
                                                                  -----------
PUBLISHING -- 1.0%
  News Corp. LTD Sponsored ADR (Australia)...         160,000       3,520,000
                                                                  -----------
RESTAURANTS -- 1.4%
  Lone Star Steakhouse & Saloon*.............         120,000       4,920,000
                                                                  -----------
SEMICONDUCTORS/ELECTRONIC COMPONENTS -- 7.6%
  Analog Devices, Inc.*......................         164,400       5,692,350
  Atmel Corp.*...............................         162,000       5,467,500
  Intel Corp.................................          65,000       3,908,125
  Maxim Integrated Products, Inc.*...........         107,200       7,932,800

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                             NUMBER
                                            OF SHARES       VALUE

---------------------------------------------------------
COMMON STOCKS (Continued)
----------------------------------------------

SEMICONDUCTORS/ELECTRONIC COMPONENTS
  (CONTINUED)
  Oak Technology, Inc........................          80,000     $ 3,360,000
                                                                  -----------
                                                                   26,360,775
                                                                  -----------
SOFTWARE -- 5.2%
  Autodesk, Inc..............................          50,200       2,196,250
  Cadence Design Systems, Inc.*..............         169,300       6,645,025
  Oracle Corp.*..............................          44,250       1,698,094
  Parametric Technology Corp.*...............          55,000       3,382,500
  Synopsys, Inc.*............................         130,000       3,997,500
                                                                  -----------
                                                                   17,919,369
                                                                  -----------
SPECIALTY CHAINS
  -- 3.4%
  Borders Group, Inc.*.......................         171,500       2,936,937
  Micro Warehouse, Inc.*.....................          66,200       3,028,650
  Staples, Inc.*.............................         202,500       5,720,625
                                                                  -----------
                                                                   11,686,212
                                                                  -----------
SPECIALTY INSURERS
  -- 2.3%
  MGIC Investment Corp.......................          83,600       4,786,100
  PMI Group, Inc.............................          70,000       3,316,250
                                                                  -----------
                                                                    8,102,350
                                                                  -----------
TELECOMMUNICATIONS EQUIPMENT -- 6.4%
  Allen Group, Inc...........................          95,000       3,443,750
  DSC Communications Corp.*..................         110,300       6,535,275
  Glenayre Technologies, Inc.*...............          97,500       7,020,000
  Tellabs, Inc.*.............................         123,000       5,181,375
                                                                  -----------
                                                                   22,180,400
                                                                  -----------
TELEPHONE -- 3.1%
  LCI International, Inc.*...................         110,000       4,317,500

                                             NUMBER
                                            OF SHARES       VALUE

---------------------------------------------------------

TELEPHONE (CONTINUED)
  Vodafane Group PLC Sponsored ADR
    (United Kingdom).........................          58,800     $ 2,410,800
  WorldCom, Inc.*............................         128,500       4,128,063
                                                                  -----------
                                                                   10,856,363
                                                                  -----------
WHOLESALE DISTRIBUTION
  -- 1.20%
  Alco Standard Corp.........................          47,200       4,000,200
                                                                  -----------
TOTAL COMMON STOCKS
  (Cost $232,512,379)........................................     312,092,387
                                                                  -----------
-----------------------------------------------------------------------------
PREFERRED STOCK -- 2.2%
-----------------------------------------------------------------------------
  Telecommunications Equipment Nokia Corp.
    Sponsored ADR (Finland)
    (Cost $4,041,910 ).......................         110,000       7,672,500
                                                                  -----------

                                                    PRINCIPAL
                                                       AMOUNT
-----------------------------------------------------------------------------
COMMERCIAL PAPER -- 7.3%
-----------------------------------------------------------------------------
  Household Finance Corp.
    6.500%, 10/02/95.........................     $17,349,000      17,342,735
  J. P. Morgan & Co.
    6.500%, 10/02/95.........................       7,722,000       7,719,212
                                                                  -----------
TOTAL COMMERCIAL PAPER
  (Cost $25,061,947).........................................      25,061,947
                                                                  -----------
TOTAL INVESTMENTS -- 99.6%
  (Cost $261,616,236)........................................     344,826,834
OTHER ASSETS LESS LIABILITIES -- 0.4%........................
                                                                    1,549,037
                                                                  -----------
NET ASSETS -- 100.0%.........................................     $346,375,871
                                                                  -----------

------------
* Non-income producing security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

INCOME & GROWTH PORTFOLIO
-------------------------------------------------------------------

  GOAL: Seeks to maximize total return through investment primarily in convertible and equity securities of U.S. companies.

  REVIEW AND OUTLOOK: The Income and Growth Portfolio, a convertible bond fund, earned strong returns from April through September. Performance of the Portfolio was propelled by solid advances in both the stock and the bond markets.

  The Portfolio seeks to tap the growth potential of small and mid-sized companies that have issued bonds or other securities that are convertible into common stocks. By investing in these securities, the Portfolio gains exposure to exciting, dynamic companies, earns income and seeks to reduce risk. For example, the Portfolio benefited during the period from its holdings in Chiron Corp. Convertible notes of this biotechnology company rose during the period on news of successful tests of the company's drug to treat ALS, or Lou Gehrig's disease. Convertible notes of MFS Communications also contributed to the Portfolio's advance as the telecommunications company continued to expand sales and stood to gain from further deregulation of the local telephone industry.

  With its growth emphasis, the Portfolio benefited from the strong performances of technology, health-care and biotechnology issues through spring and summer. The declining-to-stable interest rate environment, which began in November 1994, enhanced the Portfolio's return through September 1995.

  We continue to find and invest in attractive convertible securities, offering compelling mixes of growth potential and protection from market declines. We believe the Portfolio is well positioned to take advantage of the current slow economic growth environment.

                            REPRESENTATIVE HOLDINGS:

                                 Ceridian Corp.
                              OmniCom Group, Inc.
                               Healthsouth Corp.
                                 Motorola, Inc.
                            Genesis Health Ventures
                             American General Corp.
                           Aspect Telecommunications
                             Danka Business Systems
                                  Chiron Corp.
                            MFS Communications, Inc.

--------------------------------------------------------------------------------

A CONVERSATION WITH JOHN WYLIE
-------------------------------------------------------------------

                      John Wylie
     [PHOTO]          Portfolio Manager
                      Income and Growth Porfolio

Q. JOHN, THE INCOME AND GROWTH PORTFOLIO REALLY
CAME ON STRONG FROM APRIL THROUGH SEPTEMBER. WHAT WAS HAPPENING IN THE MARKETS FOR CONVERTIBLE SECURITIES DURING THE PERIOD? AND WHAT CAUSED THE PORTFOLIO TO OUTPERFOM THE MARKET?

A. One of the things we saw happening in equity markets was the reemergence of small-company stocks over large-company stocks. Since the convertible market is primarily one of small and mid-cap companies, this shift in market leadership was significant. Within the convertible-securities market, our Portfolio has a small-cap emphasis, and this helped it relative to other convertible funds. Our holdings in technology, health-care and financial services companies added performance.

Q. HOW DOES THE NICHOLAS-APPLEGATE INCOME AND
GROWTH PORTFOLIO'S INVESTMENT STYLE DIFFER FROM THAT OF OTHER MUTUAL FUNDS THAT INVEST IN CONVERTIBLE SECURITIES?

A. Our firm's tradition and experience investing in small and mid-sized companies gives us a real advantage. A lot of the other managers of convertible funds don't manage equity funds or if they do manage equity funds, they concentrate on larger companies. Our bottom-up approach to investing in convertibles looks at the fundamentals of the stock price of the companies. That differs from managers who invest in convertibles solely on the price of the convertible securities.

Q. THE BOND MARKET WAS CHOPPY DURING THE
PERIOD. DID THESE CONDITIONS CONTRIBUTE TO THE STRONG RETURNS FROM THE PORTFOLIO? WHAT IS YOUR OUTLOOK FOR BONDS IN THE NEAR FUTURE?

A. The period included spans where the bond market was rallying and where it wasn't. Bond prices fell and then rose again pretty quickly and we still had pretty good relative performance. We continue to expect moderate economic growth environment with modest inflation.

Q. HOW DO YOU DETERMINE WHICH SECTORS AND
INDUSTRIES TO INVEST IN?

A. We're bottom-up investors. We build portfolios on an individual, company-by-company basis. First we look at the fundamentals of the company and ask ourselves: "Is this a stock that Nicholas-Applegate would want to buy?" Then, we look at the security characteristics of the convertible and ask: "Does it provide the risk-reward profile we're looking for?" The sector and industry profiles of the Portfolio are really the result of all of our company-by-company decisions.

Q. DID THE PERIOD'S SPATE OF
MERGER-AND-ACQUISITION ACTIVITY AFFECT THE PERFORMANCE OF THE PORTFOLIO?

A. Yes, over the last nine months we have owned several securities that have been purchased or that are about to be purchased by other companies. One of them is First Financial Management, which is being acquired by First Data Corp. Another company that we own is Riverwood, whose majority owner is Manville Corp. It's widely known that Manville has Riverwood up for sale. This has been

--------------------------------------------------------------------------------

-------------------------------------------------------------------
positive for the stock prices of these companies. Although we don't seek out likely acquisition targets as an investment strategy, it has been profitable when others have recognized the positives we first saw in these companies.

Q. WHAT ARE SOME EXAMPLES OF SECURITIES YOU
HAVE RECENTLY ADDED OR DELETED FROM THE PORTFOLIO?

A. We've purchased convertible securities of retailers
Staples and Federated Department Stores, and we sold our positions in Cemex and Mid America Apartments. To say Staples has been one of the most successful retailers this year is also to say it's been one of the only successful retailers this year. We like it because the company is extremely well run and is pursuing a very smart expansion plan in its office supplies business. Federated is benefiting from the consolidation of department-store retailing. It is growing through acquisitions, and it should reap the benefits that accrue from being the consolidator. The sale of the Cemex securities was really just a move to take profits. We bought the security at a depressed price and earned a good return from it. We wanted to devote the resources to other ideas. We sold Mid America Apartments because we believe the fundamentals of its apartment markets are deteriorating.

--------------------------------------------------------------------------------

INCOME & GROWTH PORTFOLIO A
-------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN NICHOLAS-APPLEGATE INCOME & GROWTH PORTFOLIO A WITH THE S&P 500 INDEX.

       ANNUALIZED TOTAL RETURN
           SINCE INCEPTION                      ONE YEAR TOTAL RETURN
        (04/19/93 -- 09/30/95)                  (10/01/94 -- 09/30/95)
                10.72%                                  10.42%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              Income & Growth Portfolio A     S&P 500 Index
4/19/93                              9475             10000
6/93                                10361             10103
9/93                                11264             10364
12/93                               11623             10605
3/94                                11336             10202
6/94                                10798             10245
9/94                                11011             10746
12/94                               10667             10744
3/95                                11038             11792
6/95                                11804             12917
9/95                                12832             13944

This graph is furnished to you in accordance with SEC regulations. It compares a $10,000 investment in Income & Growth Portfolio A (front load) with the Standard & Poor's ("S&P") 500 Index from the commencement of operations of the Portfolio on April 19, 1993 to the end of the Trust's semi-annual period on September 30, 1995, on a cumulative basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses applicable to the Portfolio. The maximum sales charge is reflected in the total return computation.

The total returns for the Portfolio reflect the fact that fees and expenses in excess of certain expense limits specified in the investment management agreement have been assumed by Nicholas-Applegate Capital Management. Total return results would have been lower had there been no assumption of fees and expenses in excess of expense limitations.

The S&P 500 Index is an unmanaged index containing 500 industrial, transportation, utility and financial companies regarded as generally representative of the U.S. stock market.

The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance of any index or Nicholas-Applegate Mutual Funds.

--------------------------------------------------------------------------------

INCOME & GROWTH PORTFOLIO B
-------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN NICHOLAS-APPLEGATE INCOME & GROWTH PORTFOLIO B WITH THE S&P 500 INDEX

                          TOTAL RETURN SINCE INCEPTION
                             (05/31/95 -- 09/30/95)
                                     6.95%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              Income & Growth Portfolio B     S&P 500 Index
6/1/95                              10000             10000
6/95                                 9858             10232
7/95                                10308             10572
8/95                                10460             10598
9/95                                10695             11045

This graph is furnished to you in accordance with SEC regulations. It compares a $10,000 investment in Income & Growth Portfolio B (back-end load) with the Standard & Poor's ("S&P") 500 Index from the commencement of operations of the Portfolio on May 31, 1995 to the end of the Trust's semi-annual period on September 30, 1995, on a cumulative basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses applicable to the Portfolio. The maximum contingent deferred sales charge is reflected in the total return computation.

The total returns for the Portfolio reflect the fact that fees and expenses in excess of certain expense limits specified in the investment management agreement have been assumed by Nicholas-Applegate Capital Management. Total return results would have been lower had there been no assumption of fees and expenses in excess of expense limitations.

The S&P 500 Index is unmanaged and contains 500 industrial, transportation, utility and financial companies regarded as generally representative of the U.S. stock markets.

The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance of any index or Nicholas-Applegate Mutual Funds.

--------------------------------------------------------------------------------

INCOME & GROWTH PORTFOLIO C
-------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN NICHOLAS-APPLEGATE INCOME & GROWTH PORTFOLIO C WITH THE S&P 500 INDEX

       ANNUALIZED TOTAL RETURN
           SINCE INCEPTION                      ONE YEAR TOTAL RETURN
        (04/19/93 -- 09/30/95)                  (10/01/94 -- 09/30/95)
                12.42%                                  15.77%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              Income & Growth Portfolio C     S&P 500 Index
4/19/93                             10000             10000
6/93                                10906             10103
9/93                                11847             10364
12/93                               12197             10605
3/94                                11876             10202
6/94                                11298             10245
9/94                                11506             10746
12/94                               11130             10744
3/95                                11489             11792
6/95                                12276             12917
9/95                                13320             13944

This graph is furnished to you in accordance with SEC regulations. It compares a $10,000 investment in Income & Growth Portfolio C (level load) with a similar investment in the Standard & Poor's ("S&P") 500 Index from the commencement of operations of the Portfolio on April 19, 1993 to the end of the Trust's semi-annual period on September 30, 1995, on a cumulative basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses applicable to the Portfolio.

The total returns for the Portfolio reflect the fact that fees and expenses in excess of certain expense limits specified in the investment management agreement have been assumed by Nicholas-Applegate Capital Management. Total return results would have been lower had there been no assumption of fees and expenses in excess of expense limitations.

The S&P 500 Index is an unmanaged index containing 500 industrial, transportation, utility and financial companies regarded as generally representative of the U.S. stock market.

The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance of any index or Nicholas-Applegate Mutual Funds.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1995 (UNAUDITED)
------------------------------------------------------------------------

INCOME &
GROWTH FUND                                NUMBER
                                          OF SHARES       VALUE

---------------------------------------------------------
COMMON STOCKS -- 8.2%
----------------------------------------------

REAL ESTATE INVESTMENT TRUSTS -- 5.8%
  Beacon Properties Corp.....................         70,000     $  1,496,250
  Columbus Realty Trust......................         26,570          504,830
  Equity Inns, Inc...........................         42,500          499,375
  Post Properties, Inc.......................         42,100        1,305,100
  Reckson Associates Realty Corp.............         49,000        1,298,500
  Security Capital Industrial Trust..........         31,798          516,717
  Weeks Corp.................................         16,200          390,825
                                                                 ------------
                                                                    6,011,597
                                                                 ------------
TELECOMMUNICATIONS EQUIPMENT -- 2.4%
  Ericsson (L.M.)Telephone Co. Sponsored ADR
    (Sweden).................................        767,600        2,518,688
  MFS Communications Company, Inc.*..........          1,142           49,963
                                                                 ------------
                                                                    2,568,651
                                                                 ------------
TOTAL COMMON STOCKS
  (Cost $6,845,906).........................................        8,580,248
                                                                 ------------
-----------------------------------------------------------------------------
CONVERTIBLE PREFERRED
 STOCKS -- 16.9%
-----------------------------------------------------------------------------
CONTAINERS -- 1.6%
  James River Corp., 9.000%..................         53,700        1,637,850
                                                                 ------------
ELECTRONIC DATA PROCESSING -- 4.9%
  Ceridian Corp., 5.500%.....................         24,010        2,328,970

                                           NUMBER
                                          OF SHARES       VALUE

---------------------------------------------------------

ELECTRONIC DATA PROCESSING (CONTINUED)
  General Motors Corp., $3.250...............         43,575     $  2,826,928
                                                                 ------------
                                                                    5,155,898
                                                                 ------------
INVESTMENT COMPANIES -- 0.9%
  Merrill Lynch & Co., Inc. (STRYPES),
    6.500%*..................................         16,800          919,800
                                                                 ------------
LIFE INSURERS -- 1.8%
  American General Finance Corp., $3.000.....         33,900        1,872,975
                                                                 ------------
MULTI-LINE INSURERS
  -- 1.0%
  Allstate Corp., 6.760%.....................         24,210        1,031,951
                                                                 ------------
OIL/GAS PRODUCTION
  -- 2.1%
  Occidental Petroleum Corp., $3.000.........         37,390        2,201,336
                                                                 ------------
OTHER CONSUMER SERVICES -- 1.0%
  SCI Finance LLC, $3.125....................         15,660        1,094,243
                                                                 ------------
SEMICONDUCTORS/ ELECTRONIC COMPONENTS -- 0.8%
  National Semiconductor Corp., $3.250.......          8,290          829,000
                                                                 ------------
TELEPHONE -- 1.0%
  MFS Communications Company, Inc., 8.000%...         26,200        1,090,575
                                                                 ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

INCOME &
GROWTH FUND                                NUMBER
                                          OF SHARES       VALUE

---------------------------------------------------------
CONVERTIBLE PREFERRED
 STOCKS (Continued)
----------------------------------------------

WHOLESALE DISTRIBUTION -- 1.7%
  Alco Standard Corp.++ Series AA, $2.375....          5,720     $    543,400
  Alco Standard Corp. Series BB, $5.040......         14,360        1,209,830
                                                                 ------------
                                                                    1,753,230
                                                                 ------------
TOTAL CONVERTIBLE PREFERRED STOCKS
  (Cost $14,740,717)........................................       17,586,858
                                                                 ------------

                                                  PRINCIPAL
                                                    AMOUNT
-----------------------------------------------------------------------------
CONVERTIBLE CORPORATE
 BONDS -- 72.0%
-----------------------------------------------------------------------------
ADVERTISING -- 2.2%
  Omnicom Group, Inc.++ 4.500%, 09/01/00.....     $1,950,000        2,340,000
                                                                 ------------
AIR FREIGHT/SHIPPING
  -- 0.3%
  Air Express International Corp. 6.000%,
    01/15/03.................................        260,000          305,500
                                                                 ------------
AIRLINES -- 0.8%
  AMR Corp. 6.125%, 11/01/24.................        510,000          521,475
  Delta Airlines 3.230%, 06/15/03............        385,000          351,794
                                                                 ------------
                                                                      873,269
                                                                 ------------
ALCOHOLIC BEVERAGES
  -- 1.9%
  Grand Metropolitan PLC 6.500%, 01/31/00....      1,700,000        1,931,625
                                                                 ------------

                                          PRINCIPAL
                                           AMOUNT         VALUE

---------------------------------------------------------

AUTOMOTIVE EQUIPMENT -- 1.3%
  Titan Wheel International, Inc. 4.750%,
    12/01/00.................................     $  940,000     $  1,334,800
                                                                 ------------
BROADCASTING -- 1.4%
  Comcast Corp.++ 3.375%, 09/09/05...........      1,430,000        1,458,600
  Medusa Corp.
    6.000%, 11/15/03.........................      1,360,000        1,407,600
                                                                 ------------
                                                                    2,866,200
                                                                 ------------
COMPUTERS/OFFICE AUTOMATION -- 6.3%
  Danka Business Systems PLC+ 6.750%,
    04/01/02.................................      1,000,000        1,380,000
  EMC Corp. 4.250%, 01/01/01.................      1,720,000        1,896,300
  Silicon Graphics, Inc.+ 0.000%, 11/02/13...      2,315,000        1,389,000
  Synoptics Communications 5.250%, 05/15/03..      1,780,000        1,877,900
                                                                 ------------
                                                                    6,543,200
                                                                 ------------
DEPARTMENT/DISCOUNT STORES -- 1.8%
  Proffitt's, Inc. 4.750%, 11/01/03..........        730,000          637,838
  Federated Department Stores 5.000%,
    10/01/03.................................      1,230,000        1,289,962
                                                                 ------------
                                                                    1,927,800
                                                                 ------------
DRUGS/PHARMACEUTICALS -- 6.3%
  Cetus Corp. 5.250%, 05/21/02...............        950,000          909,625
  Chiron Corp. 1.900%, 11/17/00..............      1,430,000        1,294,150

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INCOME &
GROWTH FUND                               PRINCIPAL
                                           AMOUNT         VALUE

---------------------------------------------------------
CONVERTIBLE CORPORATE
 BONDS (Continued)
----------------------------------------------

DRUGS/PHARMACEUTICALS (CONTINUED)
  Ivax Corp 6.500%, 11/15/01.................     $1,260,000     $  1,433,250
  Roche Holdings, Inc.+ 0.00%, 04/20/10......      5,400,000        2,173,500
  Sandoz Capital 2.000%, 10/06/02............        900,000          759,128
                                                                 ------------
                                                                    6,569,653
                                                                 ------------
ELECTRONIC DATA PROCESSING -- 2.6%
  First Financial Management Corp 5.000%,
    12/15/99.................................      1,790,000        2,680,525
                                                                 ------------
ELECTRONIC INSTRUMENTS -- 1.7%
  ADT Operations, Inc. 0.00%, 07/06/10.......      1,320,000          580,800
  Sanmina Corp.+ 5.500%, 08/15/02............      1,130,000        1,186,500
                                                                 ------------
                                                                    1,767,300
                                                                 ------------
ENVIRONMENTAL SERVICES -- 4.2%
  U.S. Filter Corp. 5.000%, 10/15/00.........      1,400,000        1,722,000
  U.S. Filter Corp. 6.000%, 09/15/05.........        850,000          940,313
  WMX Technologies, Inc. 2.000%, 01/24/05....      2,058,000        1,769,880
                                                                 ------------
                                                                    4,432,193
                                                                 ------------
HOSPITALS -- 3.5%
  Vencor, Inc. 6.000%, 10/01/02..............        970,000        1,212,500

                                          PRINCIPAL
                                           AMOUNT         VALUE

---------------------------------------------------------

HOSPITALS (CONTINUED)
  Healthsouth Corp. 5.000%, 04/01/01.........     $1,640,000     $  2,394,400
                                                                 ------------
                                                                    3,606,900
                                                                 ------------
MACHINERY/EQUIPMENT -- 3.1%
  Thermo Electron Corp. 5.000%, 04/15/01.....      2,080,000        3,187,600
                                                                 ------------
MEDICAL/NURSING/HEALTH SERVICES -- 1.8%
  Genesis Health Ventures, Inc. 6.000%,
    11/30/03.................................      1,220,000        1,851,350
                                                                 ------------
METALS -- 1.8%
  Inco LTD 5.750%, 07/01/04..................      1,410,000        1,871,775
                                                                 ------------
OIL/GAS PRODUCTION
  -- 1.9%
  Noble Affiliates, Inc. 4.250%, 11/01/03....      2,060,000        1,969,875
                                                                 ------------
OTHER COMMERCIAL/ INDUSTRIAL SERVICES
  -- 1.9%
  Olsten Corp. 4.875%, 05/15/03..............      1,680,000        1,982,400
                                                                 ------------
OTHER PRODUCTION/ MANUFACTURING
  -- 1.2%
  ALFA S.A. DE CNVT+ 8.000%, 09/15/00........      1,300,000        1,287,000
                                                                 ------------
OTHER RETAIL TRADE
  -- 0.6%
  Fisher Scientific International++ 4.750%,
    03/01/03.................................        555,000          596,625
                                                                 ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                          PRINCIPAL
                                           AMOUNT         VALUE

---------------------------------------------------------
CONVERTIBLE CORPORATE
 BONDS (Continued)
----------------------------------------------

PAPER -- 2.2%
  Riverwood International Corp. 6.750%,
    09/15/03.................................     $1,360,000     $  1,785,000
  Sappi BVD Finance LTD+ 7.500%, 08/01/02....        510,000          532,312
                                                                 ------------
                                                                    2,317,312
                                                                 ------------
PIPELINES -- 2.5%
  SFP Pipeline Holdings, Inc.++ 11.160%,
    08/15/10.................................      2,000,000        2,560,000
                                                                 ------------
PUBLISHING -- 0.1%
  Scholastic Corp.+ 5.000%, 08/15/05.........        150,000          154,875
                                                                 ------------
REGIONAL BANKS
  -- 3.1%
  Fifth Third Bancorp 4.250%, 01/15/98.......      3,130,000        3,208,250
                                                                 ------------
RESTAURANTS -- 0.6%
  Boston Chicken, Inc. 0.000%, 06/01/15......      2,460,000          645,750
                                                                 ------------
SEMICONDUCTORS/ ELECTRONIC COMPONENTS -- 7.9%
  3Com Corp. 10.250%, 11/01/01...............      1,150,000        1,834,250
  Altera Corp. 5.750%, 06/15/02..............      1,320,000        1,861,200
  Integrated Device Technology 5.500%,
    06/01/02.................................      1,805,000        2,008,062
  Emerson Radio 8.500%, 08/15/02.............      1,000,000          970,000

                                          PRINCIPAL
                                           AMOUNT         VALUE

---------------------------------------------------------

SEMICONDUCTORS/ ELECTRONIC COMPONENTS
  (CONTINUED)
  National Semiconductor 6.500%, 10/01/02....     $1,530,000     $  1,537,650
                                                                 ------------
                                                                    8,211,162
                                                                 ------------
SPECIALTY CHAINS
  -- 0.8%
  Staples Inc.+ 4.50%, 10/01/00..............        800,000          836,000
                                                                 ------------
SOFTWARE -- 1.4%
  Sterling Software, Inc. 5.750%, 02/01/03...        570,000          931,950
  Spectrum Holobyte 6.500%, 09/15/02.........        550,000          552,750
                                                                 ------------
                                                                    1,484,700
                                                                 ------------
TELECOMMUNICATIONS EQUIPMENT -- 3.7%
  Aspect Telecommunications Corp.+ 5.000%,
    10/15/03.................................      1,170,000        1,591,200
  Motorola, Inc. 0.000%, 09/27/13............      2,475,000        2,252,250
                                                                 ------------
                                                                    3,843,450
                                                                 ------------
TELEPHONE -- 1.8%
  LDDS Communications, Inc. 5.000%,
    08/15/03.................................      1,860,000        1,922,775
                                                                 ------------
TOTAL CONVERTIBLE CORPORATE BONDS
  (Cost $66,897,498)........................................       75,107,864
                                                                 ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INCOME &
GROWTH FUND                               PRINCIPAL
                                           AMOUNT         VALUE

---------------------------------------------------------
COMMERCIAL PAPER -- 3.4%
----------------------------------------------

  Melville Corp. 6.650%, 10/02/95 (Cost
    $3,557,685)..............................     $3,559,000     $  3,557,685
                                                                 ------------
TOTAL INVESTMENTS -- 100.5%
  (Cost $92,041,806)........................................      104,834,655

                                                          VALUE

---------------------------------------------------------

LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.5%).............
                                                                 $   (484,783)
                                                                 ------------
NET ASSETS -- 100.0%........................................     $104,349,872
                                                                 ------------

------------
* Non-income producing security.
+ Rule 144A restricted security.
++ Variable rate security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

BALANCED GROWTH PORTFOLIO
-------------------------------------------------------------------

  GOAL: Seeks to provide a balance of long-term capital appreciation and current income by investing approximately 60% of its total assets in equity and convertible securities of primarily U.S. companies and 40% of its total assets in debt securities, money market instruments and other short-term investments.

  REVIEW AND OUTLOOK: The Balanced Growth Portfolio posted solid gains from April through September. Both stocks and bonds contributed positively to performance. The period was an especially good one for the stocks of smaller and mid-sized companies, and these classes of equities are well represented among the Portfolio's holdings. Technology issues provided the strongest performance among the Portfolio's equity holdings, but financial services and energy companies also made strong contributions. A bond market rally enhanced the return of the fixed-income portion of the Portfolio.

  At the end of September, the stock portion of the Portfolio was weighted 39% in technology, 25% in producers and manufacturing, 9% in financial services and 8% in energy. Some of the best performing companies in the stock portion of the Portfolio were Cirrus Logic, Olympic Financial and Reading & Bates. The shares of Cirrus Logic, a manufacturer of computer logic chips and related equipment, more than tripled in price during the period on the strengths of the company's new production capacity and its commanding share of an expanding high-technology market. Olympic Financial shares also more than tripled as the non-bank lender continued to expand its national dealer network and to grow its volume of new-car loans. Shares of Reading & Bates, a leading supplier of offshore oil equipment, rose nearly 50% as contracts firmed for the company's drilling equipment.

  Like the stock market, the 1995 bond market has shaped up as one of the best on record. Rising bond prices caused interest rates to fall to their lowest levels in more than a year and enhanced the returns of the Portfolio's fixed-income holdings. Although we adopted a somewhat conservative posture in our selection of bonds, the return for the bond portion of the Portfolio remained competitive.

  The rapid advance of stocks during this period was great news for investors. While we do not promise or expect returns of this magnitude every six months, we continue to identify and invest in the kinds of exciting, dynamic companies that make returns of this scale possible. Under our growth style, we seek companies that are using economic and social changes to their benefit and are growing earnings as a result. We believe current market conditions will continue to favor our growth-style of investing and we remain confident that over the long term, the Balanced Growth Portfolio's disciplined mix of growth stocks and high-quality U.S. government bonds offers an attractive way for investors to meet financial goals.

                            REPRESENTATIVE HOLDINGS

                                  Altera Corp.
                            Micron Technology, Inc.
                           Federal Paper Board, Inc.
                              Grand Casinos, Inc.
                                   IBP, Inc.
                             Olympic Financial Ltd.
                 Fed. Home Loan Mortgage Corp., 8.080%, 2/9/98
                      U.S. Treasury Bond, 9.125%, 5/15/18
                      U.S. Treasury Note, 6.125%, 7/31/96
                      U.S. Treasury Note, 6.500%, 9/30/96

--------------------------------------------------------------------------------

A CONVERSATION WITH LARRY SPEIDELL AND JOHN WYLIE
-------------------------------------------------------------------

                      Larry Speidell
     [PHOTO]          Portfolio Co-Manager
                      Balanced Growth Portfolio

                      John Wylie
     [PHOTO]          Portfolio Co-Manager
                      Balanced Growth Portfolio

Q. RETURNS FROM THE BALANCED GROWTH PORTFOLIO
WERE QUITE STRONG FROM APRIL THROUGH SEPTEMBER. WHAT WERE SOME OF THE MARKET CONDITIONS THAT PROPELLED THE PORTFOLIO'S STOCK AND BOND HOLDINGS?

JOHN: The factors behind the phenomenal returns of stocks and bonds this year are intertwined. First, the bond rally that started last fall continued through summer. Reduced fears of inflation really brought out domestic bond buyers in the period. Foreign governments also purchased relatively large amounts of U.S. government securities as they tried to boost the dollar relative to their currencies. Together, these demand-side forces sent bond prices up and brought interest rates down.

LARRY:While the higher bond prices helped the fixed-income side of the Portfolio, the resulting decline in interest rates helped the stocks side. Lower interest rates helped improve the earnings outlook for the small and mid-sized growth companies in the Portfolio. Higher earnings and higher earnings projections were quickly translated into higher stock prices in the advancing market. That explains why the market rose sharply during the period. The primary reason that the Portfolio's performance exceeded the market's is that we made good, informed security selections on both the stock and the bond sides of the Portfolio. This is our specialty as investment managers, and it paid off very well.

Q. THERE ARE A LOT OF STOCK CHOICES OUT THERE. HOW
DO YOU DECIDE WHICH SECTORS, INDUSTRIES AND INDIVIDUAL COMPANIES TO BUY FOR THE EQUITY PORTION?

LARRY:Well, the last part of that question is really the most important one because that's what we concentrate on -- individual companies. Our investment decisions are based on the fundamental strengths and weaknesses of individual companies. Our company-by-company investment decisions are what determine the sectors and industries that are represented in the Portfolio. We focus on the changes occurring within and around these companies and we believe that sets us apart from other investment managers. Our view is if you know what a company looks like today, you'll know whether it's a good company. But if you know how that company is changing, then you'll know whether it's a good investment.

--------------------------------------------------------------------------------

-------------------------------------------------------------------

Q. WHAT DO YOU EXPECT OF INTEREST RATES AND THE
BOND MARKET INTO 1996?

JOHN: Even though consumer confidence has been high, there has been surprising weakness in consumer spending this year and that has contributed to the lack of inflationary pressures. We're expecting a moderately growing economy with modest inflationary pressure. We expect interest rates to remain low and to reward fixed-income investors through continued high bond prices.

Q. HOW HAS YOUR VIEW OF INTEREST RATES AFFECTED
THE NATURE OF THE PORTFOLIO'S BOND HOLDINGS?

JOHN: We extended the duration of the bond portion of the Portfolio in late September to reflect the moderate growth of the economy and the lack of inflationary pressures.

Q. WHAT ARE SOME EXAMPLES OF SECURITIES YOU
HAVE RECENTLY BOUGHT OR SOLD FOR THE PORTFOLIO?

LARRY:We recently bought shares of investment banker Morgan Stanley and insurer Loews Corp. Earnings projections for Morgan Stanley have risen rapidly in recent weeks based on the strength of the company's global investing business. Loews has shown exceptionally strong cash flows of late and that is a fundamental strength that we believe translates into higher earnings and share prices. We recently sold shares of Ball Corp. The container company has seen its profit margins deteriorate due to rising aluminum prices. We lightened our positions in some semiconductor manufacturers without eliminating any of the companies from the Portfolio. We remain optimistic about these companies, which account for about 16% of the Portfolio's equity assets.

--------------------------------------------------------------------------------

BALANCED GROWTH PORTFOLIO A
-------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN NICHOLAS-APPLEGATE BALANCED GROWTH PORTFOLIO A WITH A MODEL INDEX CONSISTING OF 60% S&P 500 INDEX/40% LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX

       ANNUALIZED TOTAL RETURN
           SINCE INCEPTION                      ONE YEAR TOTAL RETURN
        (04/19/93 -- 09/30/95)                  (10/01/94 -- 09/30/95)
                9.91%                                   16.51%

                                       60% S&P 500 INDEX/40%
                                          LEHMAN BROTHERS
                  BALANCED GROWTH      GOVERNMENT/ CORPORATE
                    PORTFOLIO A             BOND INDEX
4/19/93                        9475              10000
JUN-93                        10464              10168
SEP-93                        11059              10461
DEC-93                        10737              10589
MAR-94                        10361              10215
JUN-94                         9746              10192
SEP-94                        10250              10511
DEC-94                        10061              10528
MAR-95                        10694              11342
JUN-95                        11682              12286
SEP-95                        12605              12964

This graph is furnished to you in accordance with SEC regulations. It compares a $10,000 investment in the Balanced Growth Portfolio A (front load) with a model index consisting of 60% Standard & Poor's ("S&P") 500 Index and 40% Lehman Brothers Government/Corporate Bond Index from the commencement of operations of the Portfolio on April 19, 1993 to the end of the Trust's semi-annual period on September 30, 1995, on a cumulative basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses applicable to the Portfolio. The maximum sales charge is reflected in the total return computation.

The total returns for the Portfolio reflect the fact that fees and expenses in excess of certain expense limits specified in the investment management agreement have been assumed by Nicholas-Applegate Capital Management. Total return results would have been lower had there been no assumption of fees and expenses in excess of expense limitations.

The S&P 500 Index is an unmanaged index containing 500 industrial, transportation, utility and financial companies regarded as generally representative of the U.S. stock market.

The Lehman Brothers Government/Corporate Bond Index is an unmanaged market-weighted index consisting of all public obligations of the U.S. Government, its agencies and instrumentalities and all corporate issuers of fixed rate, non-convertible, investment grade U.S. dollar denominated bonds having maturities of greater than one year. It is generally regarded as representative of the market for domestic bonds.

Each index reflects the reinvestment of income dividends and capital gains distribution, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance of any index or Nicholas-Applegate Mutual Funds.

--------------------------------------------------------------------------------

BALANCED GROWTH PORTFOLIO B
-------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN NICHOLAS-APPLEGATE BALANCED GROWTH PORTFOLIO B WITH A MODEL INDEX CONSISTING OF 60% S&P 500 INDEX/40% LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX.

                         TOTAL RETURN SINCE INCEPTION
                            (05/31/95 -- 09/30/95)
                                    6.91%

                                       60% S&P 500 INDEX/40%
                                          LEHMAN BROTHERS
                  BALANCED GROWTH      GOVERNMENT/ CORPORATE
                    PORTFOLIO B             BOND INDEX
5/31/95                       10000              10000
6/95                           9924              10171
7/95                          10555              10358
8/95                          10593              10427
9/95                          10691              10733

This graph is furnished to you in accordance with SEC regulations. It compares a $10,000 investment in Balanced Growth Portfolio B (back-end load) with a model index consisting of 60% Standard & Poor's ("S&P") 500 Index and 40% Lehman Brothers Government/Corporate Bond Index from the commencement of operations of the Portfolio on May 31, 1995 to the end of the Trust's semi-annual period on September 30, 1995, on a cumulative basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses applicable to the Portfolio. The maximum contingent deferred sales charge is reflected in the total return computation.

The total returns for the Portfolio reflect the fact that fees and expenses in excess of certain expense limits specified in the investment management agreement have been assumed by Nicholas-Applegate Capital Management. Total return results would have been lower had there been no assumption of fees and expenses in excess of expense limitations.

The S&P 500 Index is unmanaged and contains 500 industrial, transportation, utility and financial companies regarded as generally representative of the U.S. stock market.

The Lehman Brothers Government/Corporate Bond Index is an unmanaged market-weighted index consisting of all public obligations of the U.S. Government, its agencies and instrumentalities and all corporate issues of fixed rate, non-convertible, investment grade U.S. dollar denominated bonds having maturities of greater than one year. It is generally regarded as representative of the market for domestic bonds.

Each index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance of any index or Nicholas-Applegate Mutual Funds.

--------------------------------------------------------------------------------

BALANCED GROWTH PORTFOLIO C
-------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN NICHOLAS-APPLEGATE BALANCED GROWTH PORTFOLIO C WITH A MODEL INDEX CONSISTING OF 60% S&P 500 INDEX/40% LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX

       ANNUALIZED TOTAL RETURN
           SINCE INCEPTION                      ONE YEAR TOTAL RETURN
        (04/19/93 -- 09/30/95)                  (10/01/94 -- 09/30/95)
                11.77%                                  22.29%

                                       60% S&P 500 INDEX/40%
                                          LEHMAN BROTHERS
                  BALANCED GROWTH      GOVERNMENT/ CORPORATE
                    PORTFOLIO C             BOND INDEX
4/19/93                       10000              10000
6/93                          11039              10168
9/93                          11661              10461
12/93                         11305              10589
3/94                          10891              10215
6/94                          10229              10192
9/94                          10738              10511
12/94                         10457              10528
3/95                          11161              11342
6/95                          12184              12286
9/95                          13132              12964

This graph is furnished to you in accordance with SEC regulations. It compares a $10,000 investment in the Balanced Growth Portfolio C (level load) with a model index consisting of 60% Standard & Poor's ("S&P") 500 Index and 40% Lehman Brothers Government/Corporate Bond Index from the commencement of operations of the Portfolio on April 19, 1993 to the end of the Trust's semi-annual period on September 30, 1995, on a cumulative basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses applicable to the Portfolio.

The total returns for the Portfolio reflect the fact that fees and expenses in excess of certain expense limits specified in the investment management agreement have been assumed by Nicholas-Applegate Capital Management. Total return results would have been lower had there been no assumption of fees and expenses in excess of expense limitations.

The S&P 500 Index is an unmanaged index containing 500 industrial, transportation, utility and financial companies regarded as generally representative of the U.S. stock market.

The Lehman Brothers Government/Corporate Bond Index is an unmanaged market-weighted index consisting of all public obligations of the U.S. Government, its agencies and instrumentalities and all corporate issuers of fixed rate, non-convertible, investment grade U.S. dollar denominated bonds having maturities of greater than one year. It is generally regarded as representative of the market for domestic bonds.

Each index reflects the reinvestment of income dividends and capital gains distribution, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance of any index or Nicholas-Applegate Mutual Funds.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1995 (UNAUDITED)
------------------------------------------------------------------------

BALANCED
GROWTH FUND                                  NUMBER
                                           OF SHARES       VALUE

---------------------------------------------------------
COMMON STOCKS -- 54.0%
----------------------------------------------

AGRICULTURE -- 0.4%
  Potash Corporation of Saskatchewan, Inc....          1,600     $    99,600
                                                                 -----------
CHEMICALS -- 2.6%
  Cabot Corp.................................          2,400         127,500
  Cytec Industries, Inc.*....................          2,600         150,475
  Lyondell Petrochemical Co..................          7,500         194,062
  Wellman, Inc...............................          4,600         112,700
                                                                 -----------
                                                                     584,737
                                                                 -----------
COMPUTERS/OFFICE
  AUTOMATION -- 2.1%
  Adaptec, Inc.*.............................          3,400         140,250
  Cabletron Systems, Inc.*...................          1,700         111,987
  Read-Rite Corp.*...........................          6,400         233,600
                                                                 -----------
                                                                     485,837
                                                                 -----------
CONTAINERS -- 0.5%
  Gaylord Container Corp. Class A*...........         13,100         123,631
                                                                 -----------
CONTRACT DRILLING
  -- 1.3%
  Reading Bates Corp.........................         13,600         163,200
  Sonat Offshore Drilling Co.................          3,900         127,237
                                                                 -----------
                                                                     290,437
                                                                 -----------
ELECTRONIC INSTRUMENTS/ DIVERSIFIED -- 3.8%
  Tencor Instruments, Corp.*.................          3,000         132,750
  Teradyne, Inc.*............................         11,800         424,800
  Varian Associates, Inc.....................          5,800         307,400
                                                                 -----------
                                                                     864,950
                                                                 -----------
ENTERTAINMENT -- 0.4%
  King World Productions, Inc.*..............          2,700          98,887
                                                                 -----------
FINANCE COMPANIES
  -- 0.6%
  Olympic Financial LTD*.....................          5,100         139,613
                                                                 -----------

                                             NUMBER
                                           OF SHARES       VALUE

---------------------------------------------------------

GAMBLING -- 0.7%
  Grand Casinos, Inc.*.......................          3,700     $   150,312
                                                                 -----------
GROCERY PRODUCTS
  -- 0.7%
  IBP........................................          3,100         165,462
                                                                 -----------
INVESTMENT COMPANIES
  -- 1.8%
  Alex Brown, Inc............................          2,700         157,612
  Bear Stearns Co............................          6,100         131,150
  Lehman Brothers Holdings, Inc..............          5,200         120,250
                                                                 -----------
                                                                     409,012
                                                                 -----------
LIFE INSURERS -- 0.7%
  Reinsurance Group of America...............          4,300         151,575
                                                                 -----------
MACHINERY/EQUIPMENT
  -- 1.8%
  Applied Material, Inc.*....................          1,300         132,925
  Kennametal, Inc............................          3,600         130,500
  Kulicke & Soffa Industries, Inc............          3,800         138,700
  Presstek, Inc.*............................            200          10,650
                                                                 -----------
                                                                     412,775
                                                                 -----------
MEDICAL/NURSING/HEALTH SERVICES -- 0.7%
  Apria Healthcare Group, Inc.*..............          2,600          64,350
  Lincare Holdings, Inc.*....................          4,000         103,000
                                                                 -----------
                                                                     167,350
                                                                 -----------
MEDICAL SUPPLIES
  -- 1.3%
  Boston Scientific Corp.*...................          3,900         166,237
  Nellcor Puritan Bennett, Inc.*.............          2,700         134,325
                                                                 -----------
                                                                     300,562
                                                                 -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

BALANCED
GROWTH FUND                                  NUMBER
                                           OF SHARES       VALUE

---------------------------------------------------------
COMMON STOCKS (Continued)
----------------------------------------------

METALS -- 2.2%
  Asarco, Inc................................          7,200     $   226,800
  J. L. Specialty Steel, Inc.................          6,600         138,600
  Reynolds Metals Co.........................          2,200         127,050
                                                                 -----------
                                                                     492,450
                                                                 -----------
MILITARY/DEFENSE TECHNOLOGY -- 4.1%
  FMC Corp...................................          3,400         258,400
  Harsco Corp................................          2,100         116,812
  McDonnell Douglas Corp.....................          4,700         388,925
  Olin Corp..................................          2,400         165,000
                                                                 -----------
                                                                     929,137
                                                                 -----------
MONEY-CENTER BANKS
  -- 1.2%
  Bank of Boston Corp........................          3,300         157,163
  North Fork Bancorporation, Inc.............          6,100         126,575
                                                                 -----------
                                                                     283,738
                                                                 -----------
MULTI-LINE INSURERS
  -- 1.3%
  American Financial Group, Inc..............          5,300         159,000
  Alexander & Alexander Services, Inc........          4,500         109,125
                                                                 -----------
                                                                     268,125
                                                                 -----------
OILFIELD SERVICES/ EQUIPMENT -- 0.5%
  Camco International, Inc...................          4,700         115,150
                                                                 -----------
OIL/GAS PRODUCTION
  -- 2.1%
  Imperial Oil Limited.......................          3,700         137,825
  Louisiana Land Exploration Co..............          2,500          89,063

                                             NUMBER
                                           OF SHARES       VALUE

---------------------------------------------------------

OIL/GAS PRODUCTION
  (CONTINUED)
  USX-Marathon Group.........................          6,500     $   128,375
  Williams Companies, Inc....................          3,300         128,700
                                                                 -----------
                                                                     483,963
                                                                 -----------
OTHER CONSUMER SERVICES
  -- 0.5%
  Robert Half International, Inc.*...........          3,600         122,850
                                                                 -----------
OTHER ENERGY -- 0.6%
  Tidewater Inc..............................          5,000         140,625
                                                                 -----------
OTHER PRODUCERS/ MANUFACTURING
  -- 0.6%
  Danaher Corp...............................          4,200         137,550
                                                                 -----------
PAPER -- 5.6%
  Boise Cascade Corp.........................          3,100         125,163
  Bowater, Inc...............................          2,800         130,550
  Federal Paper Board Co.....................          6,600         253,275
  Glatfelter (P. H.) Co......................          5,900         132,750
  Rayonier, Inc..............................          3,700         144,763
  Smurfit (Jefferson) Corp.*.................          6,300          96,075
  Union Camp Corp............................          2,200         126,775
  Westvaco Corp..............................          2,700         123,188
  Williamette Industries, Inc................          2,200         146,850
                                                                 -----------
                                                                   1,279,389
                                                                 -----------
PROPERTY - CASUALTY INSURERS -- 1.2%
  Ace LTD....................................          4,300         147,813
  Allmerica Property & Casualty Companies,
    Inc......................................          5,300         126,538
                                                                 -----------
                                                                     274,351
                                                                 -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                             NUMBER
                                           OF SHARES       VALUE

---------------------------------------------------------
COMMON STOCKS (Continued)
----------------------------------------------

RECREATIONAL PRODUCTS
  -- 0.5%
  Cobra Golf, Inc.*..........................          4,100     $   122,488
                                                                 -----------
REGIONAL BANKS -- 0.5%
  Cullen/Frost Bankers, Inc..................          2,700         125,550
                                                                 -----------
RETAIL/FOOD DISTRUBUTION
  -- 0.5%
  Fleming Companies, Inc.....................          4,600         110,400
                                                                 -----------
SEMICONDUCTORS/ELECTRONIC COMPONENTS -- 8.7%
  Altera Corp.*..............................          9,400         586,325
  Atmel Corp.................................         11,000         371,250
  KLA Instruments Corp.*.....................          5,800         465,450
  Micron Technology, Inc.....................          5,100         405,450
  Xilinx, Inc.*..............................          3,600         173,250
                                                                 -----------
                                                                   2,001,725
                                                                 -----------
SPECIALTY CHAINS
  -- 0.8%
  Compusa, Inc.*.............................          4,100         176,300
                                                                 -----------
TELECOMMUNICATIONS EQUIPMENT -- 2.6%
  Ascend Communications, Inc.*...............          5,200         416,000
  U.S. Robotics Corp.*.......................          2,200         187,550
                                                                 -----------
                                                                     603,550
                                                                 -----------
TOBACCO PRODUCTS -- 1.1%
  Dimon, Inc.................................          7,900         118,500

                                             NUMBER
                                           OF SHARES       VALUE

---------------------------------------------------------

TOBACCO PRODUCTS (CONTINUED)

  Loew's Corp................................            900     $   130,950
                                                                 -----------
                                                                     249,450
                                                                 -----------
TOTAL COMMON STOCKS
  (Cost $8,747,399).........................................      12,361,531
                                                                 -----------

                                                  PRINCIPAL
                                                    AMOUNT
----------------------------------------------------------------------------
CORPORATE BONDS -- 14.9%
----------------------------------------------------------------------------
BROADCASTING -- 0.7%
  SCI Television, Inc.
    11.000%, 06/30/05........................     $  150,000         159,563
                                                                 -----------
ENTERTAINMENT -- 5.7%
  Time Warner Inc.
    9.150%, 02/01/23.........................      1,200,000       1,308,000
                                                                 -----------
FINANCE COMPANIES
  -- 1.0%
  Olympic Financial LTD
    13.000%, 05/01/00........................        200,000         217,750
                                                                 -----------
FOOD CHAINS -- 0.9%
  Pathmark Stores, Inc.
    12.625%, 06/15/02........................        200,000         215,750
                                                                 -----------
GAMBLING -- 0.5%
  Bally's Grand, Inc.
    10.375%, 12/15/03........................        150,000         148,125
                                                                 -----------
LODGING -- 0.7%
  Motels of America
    12.000%, 04/15/04........................        150,000         151,500
                                                                 -----------
MILITARY/DEFENSE TECHNOLOGY -- 0.1%
  IMO Industries, Inc.
    12.000%, 11/01/01........................         25,000          25,344
                                                                 -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

BALANCED
GROWTH FUND                                PRINCIPAL
                                             AMOUNT        VALUE

---------------------------------------------------------
CORPORATE BONDS (Continued)
----------------------------------------------

OIL/GAS PRODUCTION
  -- 3.5%
  Louisiana Land & Exploration
    7.65%, 12/01/23..........................     $  800,000     $   790,000
                                                                 -----------
OTHER PRODUCERS/ MANUFACTURING
  -- 0.7%
  Figgie International, Inc.
    9.875%, 10/01/99.........................        150,000         150,000
                                                                 -----------
SPECIALTY CHAINS
  -- 0.7%
  Compusa, Inc.
    9.500%, 06/15/00.........................        150,000         150,000
                                                                 -----------
TELECOMMUNICATIONS
  -- 0.4%
  Mobile Telecomm
    13.500%, 12/15/02........................        100,000         112,375
                                                                 -----------
TOTAL CORPORATE BONDS
  (Cost $3,316,340).........................................       3,428,407
                                                                 -----------

                                           PRINCIPAL
                                             AMOUNT        VALUE

---------------------------------------------------------

U.S. TREASURY AND AGENCY OBLIGATIONS -- 23.3%
----------------------------------------------------------------------------
U.S. TREASURY BONDS
  -- 5.4%
    9.125%, 09/15/18.........................     $  953,000     $ 1,226,787
                                                                 -----------
U.S. TREASURY NOTES
  -- 9.3%
    6.125%, 07/15/96.........................      1,120,000       1,123,517
    6.500%, 09/30/96.........................      1,000,000       1,007,620
                                                                 -----------
                                                                   2,131,137
                                                                 -----------
  Federal Home Loan Mortgage Corp.
    -- 8.6%
    8.080%, 02/09/98.........................      1,950,000       1,961,739
                                                                 -----------
TOTAL U.S. TREASURY AND AGENCY OBLIGATIONS
  (Cost $5,112,270).........................................       5,319,663
                                                                 -----------
----------------------------------------------------------------------------
COMMERCIAL PAPER -- 6.0%
----------------------------------------------------------------------------
  J.P. Morgan
    6.500%, 10/02/95.........................        251,000         250,909
                                                                 -----------
  Melville Corp.
    6.650%, 10/02/95.........................      1,126,000       1,125,584
                                                                 -----------
TOTAL COMMERCIAL PAPER
  (Cost $1,376,493).........................................       1,376,493
                                                                 -----------
TOTAL INVESTMENTS -- 98.2%
  (Cost $18,552,502)........................................      22,486,094
OTHER ASSETS LESS LIABILITIES -- 1.8%.......................
                                                                     403,961
                                                                 -----------
NET ASSETS -- 100.0%........................................     $22,890,055
                                                                 -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

GOVERNMENT INCOME PORTFOLIO
-------------------------------------------------------------------

  GOAL: Seeks to maximize current income through investment primarily in intermediate-term debt securities of the U.S. Government and its agencies and instrumentalities.*

  REVIEW AND OUTLOOK: The Government Income Portfolio earned strong returns from April through September as choppy but rising U.S. bond market conditions favored our mix of bond maturities.

  It was a period of strong performance for bonds generally, as slow economic growth and few signs of inflationary pressures brought domestic investors into the market in full force. Bond buyers' confidence in the economy's stability encouraged purchases of longer-term securities. This helped the Portfolio, which held securities at the long end and the short end of its maturity target range. Foreign central banks also purchased large amounts of U.S. Treasury securities during the period. The central banks' efforts were intended to shore up the weak U.S. dollar in hopes that would lift slumping export industries in their home countries. This heightened bond buying pressure contributed to rising U.S. government security prices and long-term interest rates that fell to their lowest levels in more than a year.

  As of September 30, 1995, 26.3% of the Portfolio's holdings had maturities of two years or less; 35.7% matured in two to five years; 1.3% matured in five to ten years; and the remaining 36.7% had maturities of ten years or more for an average maturity of 10.75 years and a quality rating of AAA.

------------
  * The government guarantee of the Fund's portolio securities does not guarantee the value of the Fund's shares. The Fund's share price will generally fluctuate with changing interest rates or other market conditions.

--------------------------------------------------------------------------------

A CONVERSATION WITH JOHN WYLIE
-------------------------------------------------------------------

                      John Wylie
     [PHOTO]          Portfolio Manager
                      Government Income Portfolio

Q. JOHN, BOND PRICES HAVE RISEN SHARPLY ALL YEAR.
WHAT HAS BEEN HAPPENING IN THE ECONOMY AND THE MARKETS TO CONTRIBUTE TO THIS ENVIRONMENT?

A. The single factor that has been most important and crucial for interest rates and bonds this year has been the obvious lack of inflationary pressures in the economy. While there have been some inflationary pressures building up in intermediate goods, these have not followed through to consumer price increases. If this continues on trend, we will have consumer price inflation below 3% this year. This economic environment has produced a strong market for longer maturity bonds. As investors have become more comfortable with low inflation forecasts they have sought out the higher returns of longer-term bonds. The other real positive has been the political discussion in Washington, including a willingness to discuss spending at the federal government level. This has supported the tone for a positive bond market and investors have rallied around it.

Q. HOW DID THESE MARKET FORCES AFFECT THE
PERFORMANCE OF THE GOVERNMENT INCOME PORTFOLIO?

A. We've seen a strong bond market this year on average and the Portfolio has benefited from it. We structured the Portfolio with a combination of long and short maturities. This configuration paid off as investors bought bonds with longer maturities and drove up the value of the Portfolio's long-bond holdings.

Q. GIVEN THE SHARP RISE IN DOMESTIC EQUITIES THIS
YEAR, WHY WOULD INVESTORS WANT TO COMMIT A PORTION OF THEIR RESOURCES TO FIXED-INCOME SECURITIES?

A. It depends on an individual investor's objectives and willingness to take on risks. Experience has shown that by adding a portion of fixed-income assets to an all-equity portfolio you can, in fact, increase overall returns and reduce volatility. So I would recommend that some portion of every investor's portfolio be allocated to fixed-income assets.

Q. LOOKING AHEAD, WHAT FACTORS DO YOU SEE
HAVING THE GREATEST EFFECT ON INTEREST RATES IN THE NEAR TERM?

A. We don't try to forecast interest rates but we do monitor what is going on in the economy. The thing that we are monitoring most closely is domestic consumption, i.e. retail sales, which so far this year have surprised on the weak side. And we continually monitor inflation.

Q. HOW IS THE PORTFOLIO STRUCTURED TO TAKE
ADVANTAGE OF CURRENT INTEREST-RATE TRENDS?

A. At the end of September we lengthened the duration of the Portfolio maturities in recognition of the slow growth of the economy and its attendant low risk of inflation. We continue to use a structure that combines long and short maturities.

--------------------------------------------------------------------------------

GOVERNMENT INCOME PORTFOLIO A
-------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN NICHOLAS-APPLEGATE GOVERNMENT INCOME PORTFOLIO A WITH THE LEHMAN BROTHERS GOVERNMENT BOND INDEX.

       ANNUALIZED TOTAL RETURN
           SINCE INCEPTION                      ONE YEAR TOTAL RETURN
        (4/19/93 -- 09/30/95)                   (10/01/94 -- 09/30/95)
                4.77%                                   7.67%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              Government Income Portfolio A       Lehman Brothers Government Bond Index
4/19/93                                9525                                       10000
6/93                                   9856                                       10250
9/93                                  10254                                       10582
12/93                                 10220                                       10546
3/94                                   9998                                       10229
6/94                                   9913                                       10112
9/94                                   9915                                       10154
12/94                                  9979                                       10191
3/95                                  10374                                       10670
6/95                                  11010                                       11332
9/95                                  11208                                       11532

This graph is furnished to you in accordance with SEC regulations. It compares a $10,000 investment in the Government Income Portfolio A (front load) with the Lehman Brothers Government Bond Index from the commencement of operations of the Portfolio on April 19, 1993 to the end of the Trust's semi-annual period on September 30, 1995, on a cumulative basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses applicable to the Portfolio. The maximum sales charge is reflected in the total return computation.

The total returns for the Portfolio reflect the fact that fees and expenses in excess of certain expense limits specified in the investment management agreement have been assumed by Nicholas-Applegate Capital Management. Total return results would have been lower had there been no assumption of fees and expenses in excess of expense limitations.

The Lehman Brothers Government Bond Index is an unmanaged index composed of all publicly issued, nonconvertible, domestic debt of the U.S. government or any agency thereof, quasi-federal corporations or corporate debt guaranteed by the U.S. government.

The Index reflects the reinvestment of interest income and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance of any index or Nicholas-Applegate Mutual Funds.

--------------------------------------------------------------------------------

GOVERNMENT INCOME PORTFOLIO B
-------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN NICHOLAS-APPLEGATE GOVERNMENT INCOME PORTFOLIO B WITH THE LEHMAN BROTHERS GOVERNMENT BOND INDEX.

                         TOTAL RETURN SINCE INCEPTION
                            (05/31/95 -- 09/30/95)
                                    -2.53%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              Government Income Portfolio B       Lehman Brothers Government Bond Index
5/31/95                               10000                                       10000
6/95                                   9585                                       10077
7/95                                   9578                                       10040
8/95                                   9677                                       10157
9/95                                   9747                                       10255

This graph is furnished to you in accordance with SEC regulations. It compares a $10,000 investment in Government Income Portfolio B (back-end load) with the Lehman Brothers Government Bond Index from the commencement of operations of the Portfolio on May 31, 1995 to the end of the Trust's semi-annual period on September 30, 1995, on a cumulative basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses applicable to the Portfolio. The maximum contingent deferred sales charge is reflected in the total return computation.

The total returns for the Portfolio reflect the fact that fees and expenses in excess of certain expense limits specified in the investment management agreement have been assumed by Nicholas-Applegate Capital Management. Total return results would have been lower had there been no assumption of fees and expenses in excess of expense limitations.

The Lehman Brothers Government Bond Index is unmanaged and composed of all publicly issued, nonconvertible, domestic debt of the U.S. government or any agency thereof, quasi-federal corporations or corporate debt guaranteed by the U.S. government.

The Index reflects the reinvestment of interest income and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance of any index or Nicholas-Applegate Mutual Funds.

--------------------------------------------------------------------------------

GOVERNMENT INCOME PORTFOLIO C
-------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN NICHOLAS-APPLEGATE GOVERNMENT INCOME PORTFOLIO C WITH THE LEHMAN BROTHERS GOVERNMENT BOND INDEX.

       ANNUALIZED TOTAL RETURN
           SINCE INCEPTION                      ONE YEAR TOTAL RETURN
        (04/19/93 -- 09/30/95)                  (10/01/94 -- 09/30/95)
                6.13%                                   12.24%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              Government Income Portfolio C       Lehman Brothers Government Bond Index
4/19/93                               10000                                       10000
6/93                                  10331                                       10250
9/93                                  10742                                       10582
12/93                                 10690                                       10546
3/94                                  10428                                       10229
6/94                                  10313                                       10112
9/94                                  10307                                       10154
12/94                                 10360                                       10191
3/95                                  10746                                       10670
6/95                                  11386                                       11332
9/95                                  11568                                       11532

This graph is furnished to you in accordance with SEC regulations. It compares a $10,000 investment in the Government Income Portfolio C (level load) with the Lehman Brothers Government Bond Index from the commencement of operations of the Portfolio on April 19, 1993 to the end of the Trust's semi-annual period on September 30, 1995, on a cumulative basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses applicable to the Portfolio.

The total returns for the Portfolio reflect the fact that fees and expenses in excess of certain expense limits specified in the investment management agreement have been assumed by Nicholas-Applegate Capital Management. Total return results would have been lower had there been no assumption of fees and expenses in excess of expense limitations.

The Lehman Brothers Government Bond Index is an unmanaged index composed of all publicly issued, nonconvertible, domestic debt of the U.S. government or any agency thereof, quasi-federal corporations or corporate debt guaranteed by the U.S. government.

The Index reflects the reinvestment of interest income and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance of any index or Nicholas-Applegate Mutual Funds.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1995 (UNAUDITED)
------------------------------------------------------------------------

GOVERNMENT
INCOME FUND                                   PRINCIPAL
                                               AMOUNT       VALUE

---------------------------------------------------------
U.S. TREASURY AND
 AGENCY OBLIGATIONS -- 78.9%
----------------------------------------------

U.S. TREASURY BONDS
  -- 15.5%
  9.125%, 05/15/18...........................     $  470,000     $  605,026
                                                                 ----------
U.S. TREASURY BONDS, STRIPPED -- 1.4%
  0.000%, 05/15/14*..........................        195,000         55,942
                                                                 ----------
U.S. TREASURY NOTES
  -- 25.9%
  6.750%, 02/28/97...........................      1,000,000      1,012,840
                                                                 ----------
FEDERAL HOME LOAN MORTGAGE CORP.
  -- 36.1%
  8.080%, 02/09/98
  (Cost $1,402,095)..........................      1,400,000      1,408,428
                                                                 ----------
TOTAL U. S. TREASURY AND
  AGENCY OBLIGATIONS
  (Cost $2,993,062).........................................      3,082,236
                                                                 ----------

                                              PRINCIPAL
                                               AMOUNT       VALUE

---------------------------------------------------------

CORPORATE BONDS -- 22.4%
---------------------------------------------------------------------------
CIGNA CORPORATION
  -- 12.4%
  7.650%, 03/01/23...........................     $  500,000     $  485,625
UNITED AIR LINES
  -- 10.0%
  9.750%, 08/15/21...........................        350,000        389,812
                                                                 ----------
TOTAL CORPORATE BONDS
  (Cost $778,627)...........................................        875,437
                                                                 ----------
TOTAL INVESTMENTS -- 101.30%
  (Cost $3,771,689).........................................      3,957,673
LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.30%)............
                                                                    (50,998)
                                                                 ----------
NET ASSETS -- 100.00%.......................................     $3,906,675
                                                                 ----------

------------
* Non-income producing security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

MONEY MARKET PORTFOLIO
-------------------------------------------------------------------

  GOAL: Seeks to achieve a high level of current income consistent with preservation of capital and maintenance of liquidity through investment grade securities with an average maturity of 90 days.*

  REVIEW AND OUTLOOK: The Money Market Portfolio invests in U.S. Treasury and agency securities and in high quality commercial paper. The Portfolio's maturity is generally lengthened in anticipation of stable or declining short-term interest rates and is shortened when short-term interest rates are expected to rise.

------------
  * The Money Market Portfolio is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Money Market Portfolio will be able to maintain a stable net asset value of $1.00 per share.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1995 (UNAUDITED)
------------------------------------------------------------------------

MONEY
MARKET FUND                                    PRINCIPAL
                                                AMOUNT      VALUE

---------------------------------------------------------
AGENCY OBLIGATIONS -- 84.1%
----------------------------------------------

FEDERAL HOME LOAN BANK DISCOUNT NOTES --
  17.5%
  5.650%, 10/02/95...........................     $ 300,000     $  299,953
  5.620%, 10/06/95...........................       330,000        329,742
                                                                ----------
                                                                   629,695
                                                                ----------
FEDERAL HOME LOAN MORTGAGE CORPORATION
  DISCOUNT NOTES -- 34.7%
  5.540%, 10/12/95...........................       250,000        249,577
  5.620%, 10/24/95...........................       255,000        254,084
  5.630%, 10/24/95...........................       250,000        249,101
  5.600%, 11/08/95...........................       500,000        497,044
                                                                ----------
                                                                 1,249,806
                                                                ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  DISCOUNT NOTES -- 31.9%
  5.640%, 10/20/95...........................       300,000        299,108
  5.610%, 11/08/95...........................       500,000        497,039
  5.600%, 11/28/95...........................       355,000        351,797
                                                                ----------
                                                                 1,147,944
                                                                ----------
TOTAL AGENCY OBLIGATIONS
  (Cost $3,027,445)........................................      3,027,445
                                                                ----------

                                               PRINCIPAL
                                                AMOUNT      VALUE

---------------------------------------------------------

REPURCHASE AGREEMENT -- 16.7%
--------------------------------------------------------------------------
  Morgan J.P. & Co. $602,000 at 6.200%
    (Agreement dated 09/30/95, to be
    repurchased at $602,311 on 10/02/95;
    collateralized by $478,000 U.S. Treasury
    Notes 10.000%, due 05/15/10) (Value
    $632,785) (Cost $602,000)................     $ 602,000     $  602,000
                                                                ----------
TOTAL INVESTMENTS -- 100.8%
  (Cost $3,629,445)........................................      3,629,445
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (0.8%)...................................        (29,748)
                                                                ----------
NET ASSETS -- 100.0%.......................................     $3,599,697
                                                                ----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

                      (This page intentionally left blank)

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------

SERIES A PORTFOLIOS

                                   NET
                                  ASSET
                                 VALUES
                                   AT          NET        NET REALIZED
                                BEGINNING   INVESTMENT   AND UNREALIZED
                                   OF         INCOME     GAINS (LOSSES)
                                 PERIOD     (DEFICIT)    ON INVESTMENTS
-----------------------------------------------------------------------
EMERGING GROWTH
  Portfolio A (For the period
    ended 09/30/95)#..........   $13.06       $(0.10)        $3.34
  Portfolio A (For the year
    ended 03/31/95)...........    12.10        (0.16)         1.12
  Portfolio A (For the period
    ended 03/31/94)...........    12.50        (0.04)        (0.36)
CORE GROWTH
  Portfolio A (For the period
    ended 09/30/95)#..........    13.61        (0.08)         3.46
  Portfolio A (For the year
    ended 03/31/95)...........    13.25        (0.10)         0.46
  Portfolio A (For the period
    ended 03/31/94)...........    12.50        (0.07)         0.86
INCOME & GROWTH
  Portfolio A (For the period
    ended 09/30/95)#..........    12.86         0.25          1.83
  Portfolio A (For the year
    ended 03/31/95)...........    14.16         0.49         (0.89)
  Portfolio A (For the period
    ended 03/31/94)...........    12.50         0.32          2.15
BALANCED GROWTH
  Portfolio A (For the period
    ended 09/30/95)#..........    13.74         0.18          2.27
  Portfolio A (For the year
    ended 03/31/95)...........    13.52         0.21          0.22
  Portfolio A (For the period
    ended 03/31/94)...........    12.50         0.15          1.02
GOVERNMENT INCOME
  Portfolio A (For the period
    ended 09/30/95)#..........    12.29         0.42          0.58
  Portfolio A (For the year
    ended 03/31/95)...........    12.51         0.63         (0.19)
  Portfolio A (For the period
    ended 03/31/94)...........    12.50         0.29          0.34
MONEY MARKET
  Portfolio (For the period
    ended 09/30/95)#..........     1.00         0.03            --
  Portfolio (For the year
    ended 03/31/95)...........     1.00         0.05            --
  Portfolio (For the period
    ended 03/31/94)...........     1.00         0.01            --

------------
 *The Portfolio's maximum sales charge is not included in the total return computation.

**Annualized.

 +Net of expense reimbursement (advisor recoupment) equivalent to 0.00%, (0.02%), 0.07%, 0.01%, 0.04%, 0.14%, 0.14%, 0.16%, 0.24%, 0.97%, 1.18%, 1.69%,
  5.54%, 7.30%, 19.18%, 1.95%, 2.18% and 322.70% of average net assets, respectively.

 ++Including expenses allocated from the Master Trust Emerging Growth Fund, Core
   Growth Fund, Income & Growth Fund, Balanced Growth Fund, Government Income Fund and Money Market Fund of 1.11%, 1.12%, 1.12%, 0.90%, 0.89%, 0.92%,
   0.95%, 0.93%, 0.94%, 0.95%, 0.95%, 0.94%, 0.66%, 0.80%, 0.80%, 0.45%, 0.31%
   and 0.24%, net of expense reimbursement (advisor recoupment) equivalent to 0.00%, (0.01%), 0.04%, 0.00%, 0.00%, 0.00%, (0.01%), 0.02%, 0.03%, 0.40%,
   0.38%, 0.43%, 2.05%, 1.41%, 2.00%, 2.60%, 2.92% and 150.78% of average net assets of the Funds, respectively.

 #Unaudited.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                DISTRIBUTIONS
                                  FROM NET                             NET ASSET
                                 INVESTMENT       DISTRIBUTIONS        VALUES AT                     NET ASSETS AT
                                   INCOME       FROM CAPITAL GAINS   END OF PERIOD   TOTAL RETURN*   END OF PERIOD
------------------------------------------------------------------------------------------------------------------
EMERGING GROWTH
  Portfolio A (For the period
    ended 09/30/95)#..........     $   --             $   --            $16.30          24.81%       $ 127,943,564
  Portfolio A (For the year
    ended 03/31/95)...........         --                 --             13.06           7.93%         106,725,077
  Portfolio A (For the period
    ended 03/31/94)...........         --                 --             12.10          (3.20%)        104,838,285
CORE GROWTH
  Portfolio A (For the period
    ended 09/30/95)#..........         --                 --             16.99          24.93%          71,472,815
  Portfolio A (For the year
    ended 03/31/95)...........         --                 --             13.61           2.72%          65,291,541
  Portfolio A (For the period
    ended 03/31/94)...........         --              (0.04)            13.25           6.27%          70,512,167
INCOME & GROWTH
  Portfolio A (For the period
    ended 09/30/95)#..........      (0.25)                --             14.69          16.26%          30,960,964
  Portfolio A (For the year
    ended 03/31/95)...........      (0.49)             (0.41)            12.86          (2.64%)         31,150,481
  Portfolio A (For the period
    ended 03/31/94)...........      (0.32)             (0.49)            14.16          19.65%          30,447,446
BALANCED GROWTH
  Portfolio A (For the period
    ended 09/30/95)#..........      (0.18)                --             16.01          17.87%           5,662,167
  Portfolio A (For the year
    ended 03/31/95)...........      (0.21)                --             13.74           3.22%           4,979,593
  Portfolio A (For the period
    ended 03/31/94)...........      (0.15)                --             13.52           9.35%           6,445,901
GOVERNMENT INCOME
  Portfolio A (For the period
    ended 09/30/95)#..........      (0.42)                --             12.87           8.04%           1,109,250
  Portfolio A (For the year
    ended 03/31/95)...........      (0.63)             (0.03)            12.29           3.68%             925,074
  Portfolio A (For the period
    ended 03/31/94)...........      (0.29)             (0.33)            12.51           4.97%             819,919
MONEY MARKET
  Portfolio (For the period
    ended 09/30/95)#..........      (0.03)                --              1.00           2.78%           3,557,057
  Portfolio (For the year
    ended 03/31/95)...........      (0.05)                --              1.00           4.58%           2,995,847
  Portfolio (For the period
    ended 03/31/94)...........      (0.01)                --              1.00           1.72%              47,975


                                 RATIO OF EXPENSES      INVESTMENT INCOME
                                   TO AVERAGE NET      (DEFICIT) TO AVERAGE
                                     ASSETS+++            NET ASSETS+++
------------------------------
EMERGING GROWTH
  Portfolio A (For the period
    ended 09/30/95)#..........        1.80%**               (1.24%)**
  Portfolio A (For the year
    ended 03/31/95)...........        1.86%                 (1.27%)
  Portfolio A (For the period
    ended 03/31/94)...........        1.73%**               (1.44%)**
CORE GROWTH
  Portfolio A (For the period
    ended 09/30/95)#..........        1.59%**               (0.83%)**
  Portfolio A (For the year
    ended 03/31/95)...........        1.59%                 (0.66%)
  Portfolio A (For the period
    ended 03/31/94)...........        1.57%**               (0.68%)**
INCOME & GROWTH
  Portfolio A (For the period
    ended 09/30/95)#..........        1.60%**                3.52%**
  Portfolio A (For the year
    ended 03/31/95)...........        1.60%                  3.71%
  Portfolio A (For the period
    ended 03/31/94)...........        1.59%**                2.83%**
BALANCED GROWTH
  Portfolio A (For the period
    ended 09/30/95)#..........        1.60%**                2.36%**
  Portfolio A (For the year
    ended 03/31/95)...........        1.60%                  1.44%
  Portfolio A (For the period
    ended 03/31/94)...........        1.59%**                1.30%**
GOVERNMENT INCOME
  Portfolio A (For the period
    ended 09/30/95)#..........        0.96%**                6.56%**
  Portfolio A (For the year
    ended 03/31/95)...........        1.10%                  5.18%
  Portfolio A (For the period
    ended 03/31/94)...........        1.10%**                3.07%**
MONEY MARKET
  Portfolio (For the period
    ended 09/30/95)#..........        0.45%**                5.49%**
  Portfolio (For the year
    ended 03/31/95)...........        0.31%                  4.60%
  Portfolio (For the period
    ended 03/31/94)...........        0.54%**                1.85%**

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
FINANCIAL HIGHLIGHTS (UNAUDITED)
-------------------------------------------------------------------

SERIES B PORTFOLIOS

                                   NET
                                  ASSET
                                 VALUES
                                   AT          NET        NET REALIZED
                                BEGINNING   INVESTMENT   AND UNREALIZED
                                   OF         INCOME        GAINS ON
                                 PERIOD     (DEFICIT)     INVESTMENTS
-----------------------------------------------------------------------
EMERGING GROWTH
  Portfolio B (For the period
    ended 09/30/95)*..........   $12.50       $(0.05)        $2.76
CORE GROWTH
  Portfolio B (For the period
    ended 09/30/95)*..........    12.50        (0.04)         2.61
INCOME & GROWTH
  Portfolio B (For the period
    ended 09/30/95)*..........    12.50         0.10          1.47
BALANCED GROWTH
  Portfolio B (For the period
    ended 09/30/95)*..........    12.50         0.04          1.53
GOVERNMENT INCOME
  Portfolio B (For the period
    ended 09/30/95)*..........    12.50         0.23          0.09

------------
  *All Series B Portfolios commenced operation on May 31, 1995.

 **Annualized.

***The Portfolio's maximum sales charge is not included in the total return computation.

  +Net of expense reimbursement equivalent to 4.12%, 5.78%, 14.55%, 23.88%, and 166.85% of average net assets, respectively.

  ++Including expenses allocated from the Master Trust Emerging Growth Fund,
    Core Growth Fund, Income & Growth Fund, Balanced Growth Fund and Government Income Fund of 1.11%, 0.90%, 0.95%, 0.95%, and 0.66%, net of expense reimbursement (advisor recoupment) equivalent to 0.00%, 0.00%, (0.01)%, 0.40%, and 2.05% of average net assets of the Funds, respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                DISTRIBUTIONS
                                  FROM NET                             NET ASSET
                                 INVESTMENT       DISTRIBUTIONS        VALUES AT                       NET ASSETS AT
                                   INCOME       FROM CAPITAL GAINS   END OF PERIOD   TOTAL RETURN***   END OF PERIOD
--------------------------------------------------------------------------------------------------------------------
EMERGING GROWTH
  Portfolio B (For the period
    ended 09/30/95)*..........     $   --             $  --             $15.21           21.68%         $5,570,849
CORE GROWTH
  Portfolio B (For the period
    ended 09/30/95)*..........         --                --              15.07           20.56%          2,875,388
INCOME & GROWTH
  Portfolio B (For the period
    ended 09/30/95)*..........      (0.10)               --              13.97           12.58%            634,500
BALANCED GROWTH
  Portfolio B (For the period
    ended 09/30/95)*..........      (0.04)               --              14.03           12.54%            355,264
GOVERNMENT INCOME
  Portfolio B (For the period
    ended 09/30/95)*..........      (0.23)               --              12.59            2.60%             26,083


                                 RATIO OF EXPENSES      INVESTMENT INCOME
                                   TO AVERAGE NET      (DEFICIT) TO AVERAGE
                                     ASSETS+++            NET ASSETS+++
------------------------------
EMERGING GROWTH
  Portfolio B (For the period
    ended 09/30/95)*..........        2.59%**               (2.12%)**
CORE GROWTH
  Portfolio B (For the period
    ended 09/30/95)*..........        2.21%**               (1.53%)**
INCOME & GROWTH
  Portfolio B (For the period
    ended 09/30/95)*..........        2.25%**                3.37%**
BALANCED GROWTH
  Portfolio B (For the period
    ended 09/30/95)*..........        2.25%**                1.78%**
GOVERNMENT INCOME
  Portfolio B (For the period
    ended 09/30/95)*..........        1.38%**                6.21%**

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------

SERIES C PORTFOLIOS

                                   NET
                                  ASSET
                                 VALUES
                                   AT          NET        NET REALIZED
                                BEGINNING   INVESTMENT   AND UNREALIZED
                                   OF         INCOME     GAINS (LOSSES)
                                 PERIOD     (DEFICIT)    ON INVESTMENTS
-----------------------------------------------------------------------
EMERGING GROWTH
  Portfolio C (For the period
    ended 09/03/95)#..........   $12.96       $(0.13)        $3.30
  Portfolio C (For the year
    ended 03/31/95)...........    12.07        (0.22)         1.11
  Portfolio C (For the period
    ended 03/31/94)...........    12.50        (0.06)        (0.37)
CORE GROWTH
  Portfolio C (For the period
    ended 09/30/95)#..........    13.45        (0.13)         3.33
  Portfolio C (For the year
    ended 03/31/95)...........    13.18        (0.17)         0.44
  Portfolio C (For the period
    ended 03/31/94)...........    12.50        (0.11)         0.80
INCOME & GROWTH
  Portfolio C (For the period
    ended 09/30/95)#..........    13.03         0.21          1.86
  Portfolio C (For the year
    ended 03/31/95)...........    14.28         0.41         (0.89)
  Portfolio C (For the period
    ended 03/31/94)...........    12.50         0.24          2.11
BALANCED GROWTH
  Portfolio C (For the period
    ended 09/30/95)#..........    13.76         0.14          2.29
  Portfolio C (For the year
    ended 03/31/95)...........    13.54         0.11          0.22
  Portfolio C (For the period
    ended 03/31/94)...........    12.50         0.08          1.04
GOVERNMENT INCOME
  Portfolio C (For the period
    ended 09/30/95)#..........    12.27         0.46          0.49
  Portfolio C (For the year
    ended 03/31/95)...........    12.56         0.63         (0.28)
  Portfolio C (For the period
    ended 03/31/94)...........    12.50         0.25          0.29

------------
 *The Portfolio's maximum sales charge is not included in the total return computation.

**Annualized.

 +Net of expense reimbursement equivalent to 0.00%, 0.00%, 0.00%, 0.00%, 0.00%,
  0.00%, 0.07%, 0.04%, 0.01%, 0.31%, 0.35%, 0.49%, 2.05%, 1.17% and 2.36% of
  average net assets, respectively.

 ++Including expenses allocated from the Master Trust Emerging Growth Fund, Core
   Growth Fund, Income & Growth Fund, Balanced Growth Fund and Government Income Fund of 1.11%, 1.12%, 1.12%, 0.90%, 0.89%, 0.92%, 0.95%, 0.93%, 0.94%, 0.95%,
   0.95%, 0.94%, 0.66%, 0.80% and 0.80%, net of expense reimbursement (advisor recoupment) equivalent to 0.00%, (0.01%), 0.04%, 0.00%, 0.00%, 0.00%,
   (0.01)%, 0.02%, 0.03%, 0.40%, 0.38%, 0.43%, 2.05%, 1.41% and 2.00% of average net assets of the Funds, respectively.

 #Unaudited.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                DISTRIBUTIONS
                                  FROM NET                             NET ASSET
                                 INVESTMENT       DISTRIBUTIONS      VALUES AT END                   NET ASSETS AT
                                   INCOME       FROM CAPITAL GAINS     OF PERIOD     TOTAL RETURN*   END OF PERIOD
------------------------------------------------------------------------------------------------------------------
EMERGING GROWTH
  Portfolio C (For the period
    ended 09/03/95)#..........     $   --             $   --            $16.13          24.46%       $ 191,524,239
  Portfolio C (For the year
    ended 03/31/95)...........         --                 --             12.96           7.37%         157,292,246
  Portfolio C (For the period
    ended 03/31/94)...........         --                 --             12.07          (3.44%)        142,874,310
CORE GROWTH
  Portfolio C (For the period
    ended 09/30/95)#..........         --                 --             16.75          24.54%         168,938,791
  Portfolio C (For the year
    ended 03/31/95)...........         --                 --             13.45           2.05%         143,389,656
  Portfolio C (For the period
    ended 03/31/94)...........         --              (0.01)            13.18           5.54%         141,488,561
INCOME & GROWTH
  Portfolio C (For the period
    ended 09/30/95)#..........      (0.21)                --             14.89          15.94%          59,913,561
  Portfolio C (For the year
    ended 03/31/95)...........      (0.41)             (0.36)            13.03          (3.26%)         61,791,573
  Portfolio C (For the period
    ended 03/31/94)...........      (0.24)             (0.33)            14.28          18.76%          69,264,807
BALANCED GROWTH
  Portfolio C (For the period
    ended 09/30/95)#..........      (0.14)                --             16.05          17.66%          16,387,129
  Portfolio C (For the year
    ended 03/31/95)...........      (0.11)                --             13.76           2.47%          16,469,510
  Portfolio C (For the period
    ended 03/31/94)...........      (0.08)                --             13.54           8.91%          16,248,130
GOVERNMENT INCOME
  Portfolio C (For the period
    ended 09/30/95)#..........      (0.46)                --             12.76           7.66%           2,686,878
  Portfolio C (For the year
    ended 03/31/95)...........      (0.63)             (0.01)            12.27           2.96%           4,278,140
  Portfolio C (For the period
    ended 03/31/94)...........      (0.25)             (0.23)            12.56           4.28%           7,345,300


                                RATIO OF EXPENSES TO    INVESTMENT INCOME
                                    AVERAGE NET        (DEFICIT) TO AVERAGE
                                     ASSETS+++            NET ASSETS+++
------------------------------
EMERGING GROWTH
  Portfolio C (For the period
    ended 09/03/95)#..........        2.41%**               (1.86%)**
  Portfolio C (For the year
    ended 03/31/95)...........        2.44%                 (1.85%)
  Portfolio C (For the period
    ended 03/31/94)...........        2.34%**               (2.04%)**
CORE GROWTH
  Portfolio C (For the period
    ended 09/30/95)#..........        2.23%**               (1.46%)**
  Portfolio C (For the year
    ended 03/31/95)...........        2.24%                 (1.30%)
  Portfolio C (For the period
    ended 03/31/94)...........        2.17%**               (1.30%)**
INCOME & GROWTH
  Portfolio C (For the period
    ended 09/30/95)#..........        2.25%**                2.86%**
  Portfolio C (For the year
    ended 03/31/95)...........        2.25%                  3.05%
  Portfolio C (For the period
    ended 03/31/94)...........        2.22%**                2.28%**
BALANCED GROWTH
  Portfolio C (For the period
    ended 09/30/95)#..........        2.25%**                1.72%**
  Portfolio C (For the year
    ended 03/31/95)...........        2.25%                  0.83%
  Portfolio C (For the period
    ended 03/31/94)...........        2.24%**                0.61%**
GOVERNMENT INCOME
  Portfolio C (For the period
    ended 09/30/95)#..........        1.36%**                6.04%**
  Portfolio C (For the year
    ended 03/31/95)...........        1.50%                  4.58%
  Portfolio C (For the period
    ended 03/31/94)...........        1.50%**                2.70%**

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 1995
(UNAUDITED)
-------------------------------------------------------------------

                                                           EMERGING GROWTH                             CORE GROWTH
                                               ----------------------------------------  ---------------------------------------
                                               PORTFOLIO A   PORTFOLIO B   PORTFOLIO C   PORTFOLIO A  PORTFOLIO B   PORTFOLIO C
                                               ---------------------------------------------------------------------------------
ASSETS
  Investment in Master Trust Fund, at value
    (Cost $99,748,492,$5,355,067,
    $149,530,998, $55,793,867, $2,711,575,
    $135,817,175, $25,304,141, $613,870,
    $49,962,305, $4,592,267, $348,773,
    $13,261,072, $1,009,243, $28,236,
    $2,281,991, $3,572,396, respectively)....  $128,079,762  $ 5,601,762   $191,815,471  $71,508,163  $ 2,893,825   $169,200,319
  Receivable for shares of beneficial
    interest sold............................       144,087      193,860        219,406       36,797      163,216        260,371
  Receivable for investment sold in Master
    Trust Fund...............................       208,405           60        120,788      165,534           --        161,109
  Due from advisor...........................            --        6,395             --           --        7,748             --
  Deferred organization costs................         7,074          943          7,074       22,746          942         22,998
  Other assets...............................            --        9,609             --           --        8,698             --
                                               ---------------------------------------------------------------------------------
        Total assets.........................   128,439,328    5,812,629    192,162,739   71,733,240    3,074,429    169,644,797
                                               ---------------------------------------------------------------------------------
LIABILITIES
  Payable for investments purchased in Master
    Trust Fund...............................       144,087      195,333        219,406       36,797      163,778        260,371
  Payable for shares of beneficial interest
    repurchased..............................       208,405           60        120,788      165,534           --        161,109
  Dividend payable...........................            --           --             --           --           --             --
  Due to advisor.............................            --           --             --       13,418           --         11,821
  Accrued expenses...........................       143,272       46,387        298,306       44,676       35,263        272,705
                                               ---------------------------------------------------------------------------------
        Total liabilities....................       495,764      241,780        638,500      260,425      199,041        706,006
                                               ---------------------------------------------------------------------------------
NET ASSETS...................................  $127,943,564  $ 5,570,849   $191,524,239  $71,472,815  $ 2,875,388   $168,938,791
                                               ---------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
  Paid in capital............................   100,915,940    5,336,107    152,658,472   56,977,838    2,698,948    139,728,947
  Accumulated undistributed net investment
    income (deficit).........................    (2,364,565)     (17,106)    (4,923,492)  (1,062,192)      (6,772)    (4,119,688)
  Accumulated undistributed net realized gain
    (loss)...................................      (661,042)      36,289       (349,518)  (2,625,092)       8,815     (7,626,062)
  Net unrealized appreciation on
    investments..............................    30,053,231      215,559     44,138,777   18,182,261      174,397     40,955,594
                                               ---------------------------------------------------------------------------------
        Net assets...........................  $127,943,564  $ 5,570,849   $191,524,239  $71,472,815  $ 2,875,388   $168,938,791
                                               ---------------------------------------------------------------------------------
Shares of beneficial interest, no par value,
  issued and outstanding (unlimited shares
  authorized)................................     7,849,363      366,286     11,876,916    4,206,739      190,763     10,087,775
                                               ---------------------------------------------------------------------------------
COMPUTATION OF
  Net asset value per share of beneficial
    interest (Net assets/Outstanding shares
    of beneficial interest)..................        $16.30       $15.21         $16.13       $16.99       $15.07         $16.75
                                               ---------------------------------------------------------------------------------
MAXIMUM OFFERING PRICE PER SHARE OF PORTFOLIO
  A($16.30/94.75%, $16.99/94.75%,
  $14.69/94.75%, $16.01/94.75%, and
  $12.87/95.25, respectively.)...............        $17.20           --             --       $17.93           --             --
                                               ---------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                          INCOME & GROWTH                          BALANCED GROWTH
                                               --------------------------------------  ---------------------------------------
                                               PORTFOLIO A  PORTFOLIO B   PORTFOLIO C  PORTFOLIO A   PORTFOLIO B   PORTFOLIO C
                                               -------------------------------------------------------------------------------
ASSETS
  Investment in Master Trust Fund, at value
    (Cost $99,748,492,$5,355,067,
    $149,530,998, $55,793,867, $2,711,575,
    $135,817,175, $25,304,141, $613,870,
    $49,962,305, $4,592,267, $348,773,
    $13,261,072, $1,009,243, $28,236,
    $2,281,991, $3,572,396, respectively)....  $31,199,861   $638,104     $60,360,842  $ 5,666,334    $356,472     $16,441,019
  Receivable for shares of beneficial
    interest sold............................           --         --          33,843        9,477      13,987          69,592
  Receivable for investment sold in Master
    Trust Fund...............................      134,279         --         112,199        2,809          --          26,120
  Due from advisor...........................        3,514      4,111           2,204        5,047       3,431           4,005
  Deferred organization costs................       18,247        943          18,419       16,412         943          16,789
  Other assets...............................           --     16,962              --        5,846      15,448              --
                                               -------------------------------------------------------------------------------
        Total assets.........................   31,355,901    660,120      60,527,507    5,705,925     390,281      16,557,525
                                               -------------------------------------------------------------------------------
LIABILITIES
  Payable for investments purchased in Master
    Trust Fund...............................           --        187          33,843        9,477      13,987          69,592
  Payable for shares of beneficial interest
    repurchased..............................      134,279         --         112,199        2,809          --          26,120
  Dividend payable...........................      244,483      2,635         382,341       31,472         734          65,352
  Due to advisor.............................           --         --              --           --          --              --
  Accrued expenses...........................       16,175     22,798          85,563           --      20,296           9,332
                                               -------------------------------------------------------------------------------
        Total liabilities....................      394,937     25,620         613,946       43,758      35,017         170,396
                                               -------------------------------------------------------------------------------
NET ASSETS...................................  $30,960,964   $634,500     $59,913,561  $ 5,662,167    $355,264     $16,387,129
                                               -------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
  Paid in capital............................   29,690,302    614,322      58,054,471    4,877,118     348,924      14,007,863
  Accumulated undistributed net investment
    income (deficit).........................        4,455         50           5,359          463          29             986
  Accumulated undistributed net realized gain
    (loss)...................................   (2,484,026)     2,658      (5,573,448)    (173,633)        751        (534,720)
  Net unrealized appreciation on
    investments..............................    3,750,233     17,470       7,427,179      958,219       5,560       2,913,000
                                               -------------------------------------------------------------------------------
        Net assets...........................  $30,960,964   $634,500     $59,913,561  $ 5,662,167    $355,264     $16,387,129
                                               -------------------------------------------------------------------------------
Shares of beneficial interest, no par value,
  issued and outstanding (unlimited shares
  authorized)................................    2,107,610     45,405       4,024,648      353,613      25,324       1,021,134
                                               -------------------------------------------------------------------------------
COMPUTATION OF
  Net asset value per share of beneficial
    interest (Net assets/Outstanding shares
    of beneficial interest)..................       $14.69     $13.97          $14.89       $16.01      $14.03          $16.05
                                               -------------------------------------------------------------------------------
MAXIMUM OFFERING PRICE PER SHARE OF PORTFOLIO
  A($16.30/94.75%, $16.99/94.75%,
  $14.69/94.75%, $16.01/94.75%, and
  $12.87/95.25, respectively.)...............       $15.50         --              --       $16.90          --              --
                                               -------------------------------------------------------------------------------

                                                          GOVERNMENT INCOME              MONEY MARKET
                                               ---------------------------------------   ------------
                                               PORTFOLIO A   PORTFOLIO B   PORTFOLIO C    PORTFOLIO

ASSETS
  Investment in Master Trust Fund, at value
    (Cost $99,748,492,$5,355,067,
    $149,530,998, $55,793,867, $2,711,575,
    $135,817,175, $25,304,141, $613,870,
    $49,962,305, $4,592,267, $348,773,
    $13,261,072, $1,009,243, $28,236,
    $2,281,991, $3,572,396, respectively)....  $ 1,132,818     $28,744     $ 2,744,105    $3,588,849
  Receivable for shares of beneficial
    interest sold............................           --          --          10,326            --
  Receivable for investment sold in Master
    Trust Fund...............................           --          --              --         6,280
  Due from advisor...........................        5,598       3,407           7,219        13,369
  Deferred organization costs................       15,800         943          16,008            --
  Other assets...............................           --      12,072              --            --

        Total assets.........................    1,154,216      45,166       2,777,658     3,608,498

LIABILITIES
  Payable for investments purchased in Master
    Trust Fund...............................           --          --          10,326            --
  Payable for shares of beneficial interest
    repurchased..............................           --          --              --            --
  Dividend payable...........................       18,190         356          53,682        15,982
  Due to advisor.............................           --          --              --            --
  Accrued expenses...........................       26,776      18,727          26,772        35,460

        Total liabilities....................       44,966      19,083          90,780        51,442

NET ASSETS...................................  $ 1,109,250     $26,083     $ 2,686,878    $3,557,056

COMPOSITION OF NET ASSETS
  Paid in capital............................    1,096,059      25,979       2,824,565     3,557,064
  Accumulated undistributed net investment
    income (deficit).........................           (3)         (1)             50            --
  Accumulated undistributed net realized gain
    (loss)...................................      (21,230)         42        (289,232)           (8)
  Net unrealized appreciation on
    investments..............................       34,424          63         151,495            --

        Net assets...........................  $ 1,109,250     $26,083     $ 2,686,878    $3,557,056

Shares of beneficial interest, no par value,
  issued and outstanding (unlimited shares
  authorized)................................       86,207       2,071         210,519     3,557,064

COMPUTATION OF
  Net asset value per share of beneficial
    interest (Net assets/Outstanding shares
    of beneficial interest)..................       $12.87      $12.59          $12.76         $1.00

MAXIMUM OFFERING PRICE PER SHARE OF PORTFOLIO
  A($16.30/94.75%, $16.99/94.75%,
  $14.69/94.75%, $16.01/94.75%, and
  $12.87/95.25, respectively.)...............       $13.51          --              --            --


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
STATEMENTS OF OPERATIONS FOR THE PERIOD ENDED SEPTEMBER 30, 1995
(UNAUDITED)
-------------------------------------------------------------------

                                            EMERGING GROWTH                             CORE GROWTH
                                ----------------------------------------  ---------------------------------------
                                PORTFOLIO A   PORTFOLIO B   PORTFOLIO C   PORTFOLIO A  PORTFOLIO B   PORTFOLIO C
                                ---------------------------------------------------------------------------------
INVESTMENT INCOME
  Net investment income
    (deficit) from Master
    Trust Fund................  $   (320,013) $   (5,153)   $   (473,940) $   (46,420) $     (962)   $   (106,201)
                                ---------------------------------------------------------------------------------
  EXPENSES
    Accounting fees...........        15,600         780          15,600       15,600         780          15,600
    Administration fees.......         2,501       1,653           2,501        3,743          47           8,516
    Audit fees................         6,297       2,236           4,709        3,955       2,406           5,077
    Distribution fees.........       145,037       6,057         643,625       84,622       3,312         577,593
    Insurance.................           669           6             985          408           3             902
    Legal.....................        22,545         130          34,551       12,592          68          28,621
    Miscellaneous.............         2,960       2,594           2,953        1,173       1,464           2,656
    Organization costs........         1,072          70           1,072        4,551          71           4,512
    Registration fees.........        11,646       4,364          17,882        6,828       4,364          15,490
    Shareholder reporting.....        47,632      24,373          58,650       17,890      16,788          37,588
    Shareholder servicing
      fees....................        58,015       2,019         214,542       33,849       1,104         192,531
    Transfer agent fees.......        82,904         219         115,291       49,653         192         127,525
    Trustees' fees............         2,419         718           3,577        1,413         718           3,213
                                ---------------------------------------------------------------------------------
      Total expenses..........       399,297      45,219       1,115,938      236,277      31,317       1,019,824
    Less: Reimbursement from
      advisor.................            --     (33,266)             --       (3,469)    (25,507)             --
                                ---------------------------------------------------------------------------------
      Net expenses............       399,297      11,953       1,115,938      232,808       5,810       1,019,824
                                ---------------------------------------------------------------------------------
        Net investment income
          (deficit)...........      (719,310)    (17,106)     (1,589,878)    (279,228)     (6,772)     (1,126,025)
                                ---------------------------------------------------------------------------------
NET REALIZED & UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Net realized gain (loss) on
    security transactions.....    12,279,029      36,289      17,891,533    5,300,383       8,815      11,688,551
  Change in net unrealized
    appreciation of
    investments...............    13,916,566     215,559      20,811,348    9,933,810     174,397      23,024,664
                                ---------------------------------------------------------------------------------
      Net gain (loss) on
        investments...........    26,195,595     251,848      38,702,881   15,234,193     183,212      34,713,215
                                ---------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS...  $ 25,476,285  $  234,742    $ 37,113,003  $14,954,965  $  176,440    $ 33,587,190
                                ---------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                           INCOME & GROWTH                          BALANCED GROWTH
                                --------------------------------------  ---------------------------------------
                                PORTFOLIO A  PORTFOLIO B   PORTFOLIO C  PORTFOLIO A   PORTFOLIO B   PORTFOLIO C
                                -------------------------------------------------------------------------------
INVESTMENT INCOME
  Net investment income
    (deficit) from Master
    Trust Fund................  $   641,467   $  4,106     $ 1,266,659  $   81,635     $  1,388     $   245,258
                                -------------------------------------------------------------------------------
  EXPENSES
    Accounting fees...........       15,600        780          15,600       7,800          780           7,800
    Administration fees.......        4,267         26           8,426       3,590           63          10,666
    Audit fees................        3,674      2,544           3,929       3,458        2,653           3,554
    Distribution fees.........       38,497        644         228,248       6,790          339          60,913
    Insurance.................          189          2             372          31           --              99
    Legal.....................        5,743         14          11,358       1,010            8           3,029
    Miscellaneous.............          535        338           1,064          94          172             282
    Organization costs........        3,583         70           3,618       3,221           70           3,298
    Registration fees.........        3,362      4,364           6,183         547        4,364           1,650
    Shareholder reporting.....        5,759      4,047          11,998       1,714        1,924           4,659
    Shareholder servicing
      fees....................       15,399        220          76,083       2,716          113          20,304
    Transfer agent fees.......       24,755        163          48,775      12,832          162          14,035
    Trustees' fees............          645        718           1,274         113          718             340
                                -------------------------------------------------------------------------------
      Total expenses..........      122,008     13,930         416,928      43,916       11,366         130,629
    Less: Reimbursement from
      advisor.................      (21,916)   (12,787)        (21,297)    (26,263)     (10,781)        (25,047)
                                -------------------------------------------------------------------------------
      Net expenses............      100,092      1,143         395,631      17,653          585         105,582
                                -------------------------------------------------------------------------------
        Net investment income
          (deficit)...........      541,375      2,963         871,028      63,982          803         139,676
                                -------------------------------------------------------------------------------
NET REALIZED & UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Net realized gain (loss) on
    security transactions.....    1,380,681      2,658       2,751,152     342,873          751       1,056,189
  Change in net unrealized
    appreciation of
    investments...............    2,702,583     17,470       5,350,194     482,849        5,560       1,409,637
                                -------------------------------------------------------------------------------
      Net gain (loss) on
        investments...........    4,083,264     20,128       8,101,346     825,722        6,311       2,465,826
                                -------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS...  $ 4,624,639   $ 23,091     $ 8,972,374  $  889,704     $  7,114     $ 2,605,502
                                -------------------------------------------------------------------------------

                                           GOVERNMENT INCOME              MONEY MARKET
                                ---------------------------------------   ------------
                                PORTFOLIO A   PORTFOLIO B   PORTFOLIO C    PORTFOLIO

INVESTMENT INCOME
  Net investment income
    (deficit) from Master
    Trust Fund................  $   34,450      $   403     $  128,925     $  104,360

  EXPENSES
    Accounting fees...........       7,800          780          7,800          7,800
    Administration fees.......       2,567           36          9,484          2,501
    Audit fees................       3,424        2,670          3,452          3,441
    Distribution fees.........       1,256           29          9,555          2,853
    Insurance.................           6           --             25             19
    Legal.....................         186            2            718            706
    Miscellaneous.............          26           46            120            292
    Organization costs........       3,104           70          3,142          2,649
    Registration fees.........         100        4,364            394          3,583
    Shareholder reporting.....         498          850          1,602          1,530
    Shareholder servicing
      fees....................         502           15          4,777          1,902
    Transfer agent fees.......       9,832          162         11,437          9,810
    Trustees' fees............          21          718             80             79

      Total expenses..........      29,322        9,742         52,586         37,165
    Less: Reimbursement from
      advisor.................     (27,807)      (9,700)       (39,156)       (37,165)

      Net expenses............       1,515           42         13,430             --

        Net investment income
          (deficit)...........      32,935          361        115,495        104,360

NET REALIZED & UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Net realized gain (loss) on
    security transactions.....      24,142           42        113,326             (8)
  Change in net unrealized
    appreciation of
    investments...............      17,745           63         66,508             --

      Net gain (loss) on
        investments...........      41,887          105        179,834             (8)

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS...  $   74,822      $   466     $  295,329     $  104,352


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------

SERIES A PORTFOLIOS

                                                                 EMERGING GROWTH                 CORE GROWTH
                                                           ----------------------------  ----------------------------
                                                              FOR THE                       FOR THE
                                                           PERIOD ENDED      FOR THE     PERIOD ENDED      FOR THE
                                                           SEPTEMBER 30,    YEAR ENDED   SEPTEMBER 30,    YEAR ENDED
                                                               1995         MARCH 31,        1995         MARCH 31,
                                                            (UNAUDITED)        1995       (UNAUDITED)        1995
                                                           ----------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS
    Net investment income (deficit)......................  $    (719,310)  $ (1,291,902) $   (279,228)   $   (435,825)
    Net realized gain (loss) from security
      transactions.......................................     12,279,029    (11,872,619)    5,300,383      (6,523,988)
    Change in net unrealized appreciation (depreciation)
      on investments.....................................     13,916,566     20,925,147     9,933,810       8,438,977
                                                           ----------------------------------------------------------
      Net increase (decrease) in net assets resulting
        from operations..................................     25,476,285      7,760,626    14,954,965       1,479,164
                                                           ----------------------------------------------------------
  DISTRIBUTIONS TO SHARES OF BENEFICIAL INTEREST
    Net investment income+...............................             --             --            --              --
    Capital gains+.......................................             --             --            --          (3,970)
                                                           ----------------------------------------------------------
      Total distributions................................             --             --            --          (3,970)
                                                           ----------------------------------------------------------
  TRANSACTIONS IN SHARES OF BENEFICIAL
    INTEREST
    Proceeds from shares sold............................     17,255,247     16,517,684     5,387,033      12,693,979
    Proceeds from shares issued for distribution
      reinvestment.......................................             --             --            --             754
    Cost of shares repurchased...........................    (21,513,045)   (22,391,518)  (14,160,724)    (19,390,553)
                                                           ----------------------------------------------------------
      Increase (decrease) in net assets from transactions
        in shares of beneficial interest.................     (4,257,798)    (5,873,834)   (8,773,691)     (6,695,820)
                                                           ----------------------------------------------------------
      Total increase (decrease) in net assets............     21,218,487      1,886,792     6,181,274      (5,220,626)
NET ASSETS:
  BEGINNING OF PERIOD....................................    106,725,077    104,838,285    65,291,541      70,512,167
                                                           ----------------------------------------------------------
  END OF PERIOD..........................................  $ 127,943,564   $106,725,077  $ 71,472,815    $ 65,291,541
                                                           ----------------------------------------------------------
CHANGES IN SHARES OF BENEFICIAL
  INTEREST
  Beginning balance......................................      8,170,194      8,663,565     4,798,906       5,321,920
  Shares sold............................................      1,134,972      1,361,724       358,372         982,603
  Shares issued for distributions reinvested.............             --             --            --              61
  Shares repurchased.....................................     (1,455,803)    (1,855,095)     (950,539)     (1,505,678)
                                                           ----------------------------------------------------------
  Ending Balance.........................................      7,849,363      8,170,194     4,206,739       4,798,906
                                                           ----------------------------------------------------------

-------------
+See Financial Highlights for per share distribution amounts.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                                 INCOME & GROWTH              BALANCED GROWTH
                                                           ---------------------------  ---------------------------
                                                              FOR THE                      FOR THE
                                                           PERIOD ENDED      FOR THE    PERIOD ENDED      FOR THE
                                                           SEPTEMBER 30,   YEAR ENDED   SEPTEMBER 30,   YEAR ENDED
                                                               1995         MARCH 31,       1995         MARCH 31,
                                                            (UNAUDITED)       1995       (UNAUDITED)       1995
                                                           --------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS
    Net investment income (deficit)......................   $   541,375    $ 1,230,002   $   63,982     $    80,682
    Net realized gain (loss) from security
      transactions.......................................     1,380,681     (3,633,409)     342,873        (335,149)
    Change in net unrealized appreciation (depreciation)
      on investments.....................................     2,702,583      1,492,224      482,849         380,701
                                                           --------------------------------------------------------
      Net increase (decrease) in net assets resulting
        from operations..................................     4,624,639       (911,183)     889,704         126,234
                                                           --------------------------------------------------------
  DISTRIBUTIONS TO SHARES OF BENEFICIAL INTEREST
    Net investment income+...............................      (537,679)    (1,220,486)     (63,565)        (81,141)
    Capital gains+.......................................            --     (1,018,388)          --              --
                                                           --------------------------------------------------------
      Total distributions................................      (537,679)    (2,238,874)     (63,565)        (81,141)
                                                           --------------------------------------------------------
  TRANSACTIONS IN SHARES OF BENEFICIAL
    INTEREST
    Proceeds from shares sold............................       955,748     12,490,722      525,270         368,105
    Proceeds from shares issued for distribution
      reinvestment.......................................        92,247        593,046        4,261           6,923
    Cost of shares repurchased...........................    (5,324,472)    (9,230,676)    (673,096)     (1,886,429)
                                                           --------------------------------------------------------
      Increase (decrease) in net assets from transactions
        in shares of beneficial interest.................    (4,276,477)     3,853,092     (143,565)     (1,511,401)
                                                           --------------------------------------------------------
      Total increase (decrease) in net assets............      (189,517)       703,035      682,574      (1,466,308)
NET ASSETS:
  BEGINNING OF PERIOD....................................    31,150,481     30,447,446    4,979,593       6,445,901
                                                           --------------------------------------------------------
  END OF PERIOD..........................................   $30,960,964    $31,150,481   $5,662,167     $ 4,979,593
                                                           --------------------------------------------------------
CHANGES IN SHARES OF BENEFICIAL
  INTEREST
  Beginning balance......................................     2,422,113      2,150,922      362,417         476,861
  Shares sold............................................        68,977        922,272       35,972          27,968
  Shares issued for distributions reinvested.............         6,773         46,302          286             525
  Shares repurchased.....................................      (390,253)      (697,383)     (45,062)       (142,937)
                                                           --------------------------------------------------------
  Ending Balance.........................................     2,107,610      2,422,113      353,613         362,417
                                                           --------------------------------------------------------

                                                               GOVERNMENT INCOME                MONEY MARKET
                                                           --------------------------   ----------------------------
                                                              FOR THE                      FOR THE
                                                           PERIOD ENDED     FOR THE     PERIOD ENDED      FOR THE
                                                           SEPTEMBER 30,   YEAR ENDED   SEPTEMBER 30,    YEAR ENDED
                                                               1995        MARCH 31,        1995         MARCH 31,
                                                            (UNAUDITED)       1995       (UNAUDITED)        1995

INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS
    Net investment income (deficit)......................   $   32,935     $  43,458    $    104,360    $    178,235
    Net realized gain (loss) from security
      transactions.......................................       24,142       (45,372)             (8)              7
    Change in net unrealized appreciation (depreciation)
      on investments.....................................       17,745        39,593              --              --

      Net increase (decrease) in net assets resulting
        from operations..................................       74,822        37,679         104,352         178,242

  DISTRIBUTIONS TO SHARES OF BENEFICIAL INTEREST
    Net investment income+...............................      (32,976)      (43,822)       (104,360)       (178,235)
    Capital gains+.......................................           --        (1,870)             --              --

      Total distributions................................      (32,976)      (45,692)       (104,360)       (178,235)

  TRANSACTIONS IN SHARES OF BENEFICIAL
    INTEREST
    Proceeds from shares sold............................      415,125       813,445      11,453,230      13,194,354
    Proceeds from shares issued for distribution
      reinvestment.......................................        2,742         5,789          80,081         170,364
    Cost of shares repurchased...........................     (275,537)     (706,066)    (10,972,094)    (10,416,853)

      Increase (decrease) in net assets from transactions
        in shares of beneficial interest.................      142,330       113,168         561,217       2,947,865

      Total increase (decrease) in net assets............      184,176       105,155         561,209       2,947,872
NET ASSETS:
  BEGINNING OF PERIOD....................................      925,074       819,919       2,995,847          47,975

  END OF PERIOD..........................................   $1,109,250     $ 925,074    $  3,557,056    $  2,995,847

CHANGES IN SHARES OF BENEFICIAL
  INTEREST
  Beginning balance......................................       75,262        65,520       2,995,847          47,982
  Shares sold............................................       32,319        66,518      11,453,230      13,194,354
  Shares issued for distributions reinvested.............          213           475          80,081         170,364
  Shares repurchased.....................................      (21,587)      (57,251)    (10,972,094)    (10,416,853)

  Ending Balance.........................................       86,207        75,262       3,557,064       2,995,847


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------

SERIES B PORTFOLIOS

                                                    EMERGING         CORE         INCOME &       BALANCED      GOVERNMENT
                                                     GROWTH         GROWTH         GROWTH         GROWTH         INCOME
                                                  -------------  -------------  -------------  -------------  -------------
                                                     FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                                  PERIOD ENDED   PERIOD ENDED   PERIOD ENDED   PERIOD ENDED   PERIOD ENDED
                                                  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                                                      1995*          1995*          1995*          1995*          1995*
                                                   (UNAUDITED)    (UNAUDITED)    (UNAUDITED)    (UNAUDITED)    (UNAUDITED)
                                                  -------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS OPERATIONS
  Net investment income (deficit)...............   $   (17,106)   $    (6,772)    $   2,963      $     803      $     361
  Net realized gain from security
    transactions................................        36,289          8,815         2,658            751             42
  Change in net unrealized appreciation on
    investments.................................       215,559        174,397        17,470          5,560             63
                                                  -------------------------------------------------------------------------
    Net increase in net assets resulting from
      operations................................       234,742        176,440        23,091          7,114            466
                                                  -------------------------------------------------------------------------
DISTRIBUTIONS TO SHARES OF BENEFICIAL INTEREST
  Net investment income+........................            --             --        (2,913  )        (774  )        (362  )
                                                  -------------------------------------------------------------------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
  Proceeds from shares sold.....................     5,361,843      3,037,516       614,294        348,928         76,719
  Proceeds from shares issued for distribution
    reinvestment................................            --             --            29             --              5
  Cost of shares repurchased....................       (25,736 )     (338,568 )          (1  )          (4  )     (50,745  )
                                                  -------------------------------------------------------------------------
    Increase in net assets from transactions in
      shares of beneficial interest.............     5,336,107      2,698,948       614,322        348,924         25,979
                                                  -------------------------------------------------------------------------
    Total increase in net assets................     5,570,849      2,875,388       634,500        355,264         26,083
NET ASSETS:
  BEGINNING OF PERIOD...........................            --             --            --             --             --
                                                  -------------------------------------------------------------------------
  END OF PERIOD.................................  $  5,570,849   $  2,875,388   $   634,500    $   355,264    $    26,083
                                                  -------------------------------------------------------------------------
CHANGES IN SHARES OF BENEFICIAL INTEREST
  Beginning balance.............................            --             --            --             --             --
  Shares sold...................................       368,005        213,032        45,403         25,324          6,067
  Shares issued for distributions reinvested....            --             --             2             --             --
  Shares repurchased............................        (1,719 )      (22,269 )          --             --         (3,996  )
                                                  -------------------------------------------------------------------------
  Ending Balance................................       366,286        190,763        45,405         25,324          2,071
                                                  -------------------------------------------------------------------------

---------------
*Commenced operations on May 31, 1995.

+See Financial Highlights for per share distribution amounts.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

                      (This page intentionally left blank)

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------

SERIES C PORTFOLIOS

                                      EMERGING GROWTH                 CORE GROWTH
                                ----------------------------  ----------------------------
                                   FOR THE                       FOR THE
                                PERIOD ENDED      FOR THE     PERIOD ENDED      FOR THE
                                SEPTEMBER 30,   YEAR ENDED    SEPTEMBER 30,   YEAR ENDED
                                    1995         MARCH 31,        1995         MARCH 31,
                                 (UNAUDITED)       1995        (UNAUDITED)       1995
                                ----------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS
  OPERATIONS
    Net investment income
      (deficit)...............  $  (1,589,878) $  (2,660,776) $  (1,126,025) $  (1,850,408)
    Net realized gain (loss)
      from security
      transactions............     17,891,533    (16,791,698)    11,688,551    (16,113,442)
    Change in net unrealized
      appreciation
      (depreciation) of
      investments.............     20,811,348     30,128,531     23,024,664     20,447,382
                                ----------------------------------------------------------
      Net increase (decrease)
        in net assets
        resulting from
        operations............     37,113,003     10,676,057     33,587,190      2,483,532
                                ----------------------------------------------------------
  DISTRIBUTIONS TO SHARES OF
    BENEFICIAL INTEREST
    Net investment income+....             --             --             --             --
    Capital gains+............             --             --             --         (1,143)
                                ----------------------------------------------------------
      Total distributions.....             --             --             --         (1,143)
                                ----------------------------------------------------------
  TRANSACTIONS IN SHARES OF
    BENEFICIAL INTEREST
    Proceeds from shares
      sold....................     18,052,811     29,972,562     13,577,170     38,072,250
    Proceeds from shares
      issued for distribution
      reinvestment............             --             --             --             86
    Cost of shares
      repurchased.............    (20,933,821)   (26,230,683)   (21,615,225)   (38,653,630)
                                ----------------------------------------------------------
      Increase (decrease) in
        net assets from
        transactions in shares
        of beneficial
        interest..............     (2,881,010)     3,741,879     (8,038,055)      (581,294)
                                ----------------------------------------------------------
      Total increase
        (decrease) in net
        assets................     34,231,993     14,417,936     25,549,135      1,901,095
NET ASSETS
  BEGINNING OF PERIOD.........    157,292,246    142,874,310    143,389,656    141,488,561
                                ----------------------------------------------------------
  END OF PERIOD...............  $ 191,524,239  $ 157,292,246  $ 168,938,791  $ 143,389,656
                                ----------------------------------------------------------
CHANGES IN SHARES OF
  BENEFICIAL INTEREST
  Beginning balance...........     12,138,614     11,833,669     10,660,454     10,734,930
  Shares sold.................      1,220,884      2,481,536        895,723      2,957,715
  Shares issued for
    distributions
    reinvested................             --             --             --              7
  Shares repurchased..........     (1,482,582)    (2,176,591)    (1,468,402)    (3,032,198)
                                ----------------------------------------------------------
  Ending balance..............     11,876,916     12,138,614     10,087,775     10,660,454
                                ----------------------------------------------------------

-------------
+See Financial Highlights for per share distribution amounts.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                      INCOME & GROWTH              BALANCED GROWTH             GOVERNMENT INCOME
                                ---------------------------  ---------------------------  ---------------------------
                                   FOR THE                      FOR THE                      FOR THE
                                PERIOD ENDED     FOR THE     PERIOD ENDED     FOR THE     PERIOD ENDED     FOR THE
                                SEPTEMBER 30,   YEAR ENDED   SEPTEMBER 30,   YEAR ENDED   SEPTEMBER 30,   YEAR ENDED
                                    1995        MARCH 31,        1995        MARCH 31,        1995        MARCH 31,
                                 (UNAUDITED)       1995       (UNAUDITED)       1995       (UNAUDITED)       1995
                                -------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS
  OPERATIONS
    Net investment income
      (deficit)...............   $   871,028   $  2,068,036   $   139,676   $    138,191   $   115,495   $    276,768
    Net realized gain (loss)
      from security
      transactions............     2,751,152     (7,995,881)    1,056,189     (1,152,920)      113,326       (402,558)
    Change in net unrealized
      appreciation
      (depreciation) of
      investments.............     5,350,194      3,449,941     1,409,637      1,445,409        66,508        266,100
                                -------------------------------------------------------------------------------------
      Net increase (decrease)
        in net assets
        resulting from
        operations............     8,972,374     (2,477,904)    2,605,502        430,680       295,329        140,310
                                -------------------------------------------------------------------------------------
  DISTRIBUTIONS TO SHARES OF
    BENEFICIAL INTEREST
    Net investment income+....      (871,081)    (2,043,337)     (139,870)      (137,938)     (115,756)      (279,201)
    Capital gains+............            --     (1,728,932)           --             --            --         (5,572)
                                -------------------------------------------------------------------------------------
      Total distributions.....      (871,081)    (3,772,269)     (139,870)      (137,938)     (115,756)      (284,773)
                                -------------------------------------------------------------------------------------
  TRANSACTIONS IN SHARES OF
    BENEFICIAL INTEREST
    Proceeds from shares
      sold....................     2,476,606     18,579,532       824,914      3,960,592       659,072      8,959,128
    Proceeds from shares
      issued for distribution
      reinvestment............        33,413        182,394         8,847         12,834        10,116         21,658
    Cost of shares
      repurchased.............   (12,489,324)   (19,984,987)   (3,381,774)    (4,044,788)   (2,440,023)   (11,903,483)
                                -------------------------------------------------------------------------------------
      Increase (decrease) in
        net assets from
        transactions in shares
        of beneficial
        interest..............    (9,979,305)    (1,223,061)   (2,548,013)       (71,362)   (1,770,835)    (2,922,697)
                                -------------------------------------------------------------------------------------
      Total increase
        (decrease) in net
        assets................    (1,878,012)    (7,473,234)      (82,381)       221,380    (1,591,262)    (3,067,160)
NET ASSETS
  BEGINNING OF PERIOD.........    61,791,573     69,264,807    16,469,510     16,248,130     4,278,140      7,345,300
                                -------------------------------------------------------------------------------------
  END OF PERIOD...............   $59,913,561   $ 61,791,573   $16,387,129   $ 16,469,510   $ 2,686,878   $  4,278,140
                                -------------------------------------------------------------------------------------
CHANGES IN SHARES OF
  BENEFICIAL INTEREST
  Beginning balance...........     4,741,312      4,848,929     1,196,550      1,199,882       348,596        584,908
  Shares sold.................       178,920      1,369,144        53,289        301,100        51,636        724,947
  Shares issued for
    distributions
    reinvested................         2,419         14,100           592            961           790          1,774
  Shares repurchased..........      (898,003)    (1,490,861)     (229,297)      (305,393)     (190,503)      (963,033)
                                -------------------------------------------------------------------------------------
  Ending balance..............     4,024,648      4,741,312     1,021,134      1,196,550       210,519        348,596
                                -------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)
-------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

  Nicholas-Applegate Mutual Funds (the "Trust") is organized as a diversified, open-end management investment company which offers 43 separate series comprised of Portfolios A, with an initial sales charge, B, with a back-end sales charge, C, with a level asset based sales charge, Institutional, with no load, and Qualified, with no load (each a "Portfolio" and collectively the "Portfolios"). The Portfolios of the Trust seek to achieve their respective investment objectives by investing all of their assets in corresponding series of Nicholas-Applegate Investment Trust (the "Master Trust"), a diversified open-end management investment company offering twelve investment vehicles (the "Funds").

  Pursuant to Rule 24f-2 under the Investment Company Act, the Trust has elected to register an indefinite number of shares. The Trust commenced operations on April 19, 1993.

RECLASSIFICATIONS

  Certain reclassifications have been made to the 1994 balances to conform to 1995 presentation.

INVESTMENT INCOME

  Each Portfolio accrues income, net of expenses, daily on its investment in the applicable Fund. All of the net investment income (deficit) and realized and unrealized gains and losses from the security transactions of the Fund are allocated pro rata among the investors in the Fund at the time of such determination.

FEDERAL INCOME TAXES

  It is the Portfolios' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Accordingly, no federal income tax provisions are required if the Portfolios continue to comply with such requirements.

  The Funds are treated as partnerships for federal income tax purposes. Any interest, dividends and gains or losses of the Funds will be deemed to have been "passed through" to the Portfolios.

  Net investment income and net realized gains for the year, (or period where appropriate), differ for financial statement and tax purposes primarily because of one or all of the following: deferral of wash-sale losses, passive foreign investments, unrealized appreciation/depreciation, and capital loss carryforwards.

  The character of distributions made during the year (or period where appropriate), from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to book/tax differences in the character of income and expense recognition.

DEFERRED ORGANIZATION COSTS

  Organization Costs incurred by the Trust have been allocated to certain Portfolios based upon management's best estimate of the costs applicable to each Portfolio. These costs have been deferred and will be amortized over a period of 60 months from the date the Portfolios commenced operations.

  In the event that any of the initial shares are redeemed by the holder during the period of amortization of the Portfolios' organization costs, the redemption proceeds will be reduced by any such unamortized organization costs in the same proportion as the number of initial shares being redeemed bears to the number of those shares outstanding at the time of redemption.

OTHER ASSETS

  Other Assets for the Money Market Portfolio consists of cash received from the adviser for expense reimbursements.

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED) -- Continued
--------------------------------------------------------------------------------

2. TRANSACTIONS WITH AFFILIATES

ADVISORY AGREEMENTS

  The investment adviser to the Master Trust is Nicholas-Applegate Capital Management ("Nicholas-Applegate" or "Investment Adviser"). The advisory fee is computed daily for the Funds based upon the percentage of each Fund's average daily net assets.

DISTRIBUTION AND SHAREHOLDER SERVICE PLAN

  The Trust has approved a distribution plan whereby Nicholas Applegate Securities (the "Distributor"), an affiliate of Nicholas-Applegate, is compensated for distribution-related expenses at an annual rate, payable monthly, of 0.25%, 0.75% and 0.75% of Series A, B and C Portfolios average daily net assets, respectively.

  The Money Market Portfolio compensates the Distributor at the rate of .15% of average daily net assets.

  Under a distribution agreement, the Distributor who is the principal underwriter for the sale of shares of the Portfolios, retains a portion of any contingent deferred sales load on redemptions for the Portfolios, and retains a portion of the initial sales load imposes on purchases of shares of the Series A Portfolios. This agreement may be terminated by either party upon 60 days' written notice.

  The Trust has approved a shareholder service plan under which the Distributor is also compensated for non-distribution related expenses as follows: .10%, .25% and .25% of the daily net asset value of the Series A (including Money Market Portfolio), Series B, and Series C Portfolios, respectively.

EXPENSE LIMITATIONS

  Nicholas-Applegate and the Trust have undertaken to limit the Portfolio's expenses to the following annual levels through March 31, 1996. In subsequent years, overall operating expenses for each Portfolio will not fall below the applicable percentage limitation until the Investment Adviser has been fully reimbursed for fees foregone or expenses paid by the Investment Adviser under this agreement, as each Portfolio will reimburse the Investment Adviser in subsequent years when operating expenses (before reimbursement) are less than the applicable percentage limitation.

            FUND                  A          B          C
----------------------------  ---------  ---------  ---------
Emerging Growth
  Portfolios................    1.95%      2.60%      2.60%
Core Growth Portfolios......    1.60%      2.25%      2.25%
Income & Growth
  Portfolios................    1.60%      2.25%      2.25%
Balanced Growth
  Portfolios................    1.60%      2.25%      2.25%
Government Income
  Portfolios................    0.90%      1.30%      1.30%
Money Market Portfolio......    1.10%       --         --

  During the period from November 22, 1993 to September 30, 1995,
Nicholas-Applegate, at its discretion, paid for all of the Money Market Portfolio expenses. Nicholas-Applegate may continue to make such additional payments for expenses within the lmitation at its discretion.

  These percentages are based on the average net assets of the Portfolios, exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with portfolio securities transactions, capital expenditures, and extraordinary expenses.

  Nicholas-Applegate advanced certain organization costs discussed in Note 1. As of September 30,

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED) -- Continued
--------------------------------------------------------------------------------

1995, the following Portfolios have amounts due to Nicholas-Applegate for organizational costs advanced.:

Emerging Growth Portfolio B..........  $   1,013
Core Growth Portfolio B..............      1,013
Income & Growth Portfolio B..........      1,013
Balanced Growth Portfolio B..........      1,013
Government Income Portfolio A........     30,779
Government Income Portfolio B........      1,013
Government Income Portfolio C........     30,779
Money Market Portfolio...............     26,503

3. INVESTMENT TRANSACTIONS

  Additions and reductions in the investments in the respective Master Trust Funds for the period ended September 30, 1995 were as follows:

                                    ADDITIONS  REDUCTIONS
                                     (000S)      (000S)
                                    ---------  -----------
Emerging Growth Portfolio A.......  $  17,255   $  21,856
Emerging Growth Portfolio B.......      5,389          34
Emerging Growth Portfolio C.......     18,053      21,961
Core Growth Portfolio A...........      5,408      14,392
Core Growth Portfolio B...........      3,055         344
Core Growth Portfolio C...........     13,589      22,565
Income & Growth Portfolio A.......        981       5,866
Income & Growth Portfolio B.......        614          --
Income & Growth Portfolio C.......      2,527      13,751
Balanced Growth Portfolio A.......        548         794
Balanced Growth Portfolio B.......        349          --
Balanced Growth Portfolio C.......        853       3,640
Government Income Portfolio A.....        437         361
Government Income Portfolio B.....         79          51
Government Income Portfolio C.....        692       2,610
Money Market Portfolio............     11,456      10,978

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- Continued
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES FOR NICHOLAS-APPLEGATE INVESTMENT TRUST SEPTEMBER 30, 1995 (UNAUDITED)

                                                EMERGING         CORE         INCOME &       BALANCED    GOVERNMENT      MONEY
                                                 GROWTH         GROWTH         GROWTH         GROWTH       INCOME       MARKET
                                                  FUND           FUND           FUND           FUND         FUND         FUND
                                              -----------------------------------------------------------------------------------
ASSETS
  Investments at value
    (Cost $407,407,237, $261,616,236,
      $92,041,806, $18,552,502, $3,771,689,
      $3,629,445, respectively.)............  $ 529,521,399  $ 344,826,834  $ 104,834,655  $ 22,486,094   $3,957,673  $ 3,629,445
  Cash......................................             --         14,577          2,249        14,611          --           791
  Receivables:
    Dividends...............................         48,375        141,126        211,144        10,438          --            --
    Interest................................          6,264          4,526        753,967       196,020      47,200           207
    Investment securities sold..............     11,517,890      3,021,224      2,195,241       775,064          --            --
    Interests sold..........................        558,153        485,384         98,858        93,056      10,326            --
    Due from advisor........................             --             --             --            --       6,564         7,393
  Deferred organization costs...............         27,232         39,676         19,677        14,037      12,911        11,960
  Other assets..............................          1,474            562            411            --          --            87
                                              -----------------------------------------------------------------------------------
      Total assets..........................    541,680,787    348,533,909    108,116,202    23,589,320   4,034,674     3,649,883
                                              -----------------------------------------------------------------------------------
LIABILITIES
  Payables:
    Investment securities purchased.........      2,241,399      1,520,875      3,411,881       650,542          --            --
    Interests repurchased...................        329,253        326,643        246,478        28,929          --            --
    Dividend................................             --             --             --            --          --        16,015
    Accrued expenses........................        560,703        310,520        107,971        19,794      38,323        34,171
  Other liabilities.........................         16,027             --             --            --      89,676            --
                                              -----------------------------------------------------------------------------------
      Total liabilities.....................      3,147,382      2,158,038      3,766,330       699,265     127,999        50,186
                                              -----------------------------------------------------------------------------------
NET ASSETS..................................  $ 538,533,405  $ 346,375,871  $ 104,349,872  $ 22,890,055   $3,906,675  $ 3,599,697
                                              -----------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
  Paid in capital...........................  $ 416,000,159  $ 271,338,458  $  84,544,918  $ 18,561,322   $3,320,470  $ 3,599,705
  Accumulated net investment income
    (deficit)...............................     (4,626,766)      (146,339)     9,677,590     1,103,834     627,635            (8)
  Accumulated net realized gains (losses)...      5,048,911     (8,026,846)    (2,665,485)     (708,693)   (227,414)           --
  Net unrealized appreciation on
    investments.............................    122,111,101     83,210,598     12,792,849     3,933,592     185,984            --
                                              -----------------------------------------------------------------------------------
      Net assets............................  $ 538,533,405  $ 346,375,871  $ 104,349,872  $ 22,890,055   $3,906,675  $ 3,599,697
                                              -----------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- Continued
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS FOR NICHOLAS-APPLEGATE INVESTMENT TRUST
FOR THE PERIOD ENDED SEPTEMBER 30, 1995 (UNAUDITED)

                                                  EMERGING         CORE        INCOME &     BALANCED    GOVERNMENT     MONEY
                                                   GROWTH         GROWTH        GROWTH       GROWTH       INCOME      MARKET
                                                    FUND           FUND          FUND         FUND         FUND        FUND
                                                ------------------------------------------------------------------------------
INVESTMENT INCOME
  INCOME
    Dividends.................................  $     571,643  $    665,155  $    617,514  $    65,495   $      --   $      --
    Interest..................................        825,525       529,888     2,062,681      373,142     179,756     113,733
                                                ------------------------------------------------------------------------------
      Total income............................      1,397,168     1,195,043     2,680,195      438,637     179,756     113,733
                                                ------------------------------------------------------------------------------
  EXPENSES
    Accounting fees...........................         84,557        66,320        38,235       37,500      37,500      37,500
    Administration fees.......................         17,500        55,823        18,760        3,949         870         685
    Advisory fees.............................      2,487,855     1,172,190       393,370       82,842      11,049       4,799
    Audit fees................................         55,340        37,168        11,030        2,330         503         397
    Custodian fees............................         72,748        34,055        15,862       12,591       7,760       7,462
    Insurance.................................          2,828         4,686         1,430          373         177          62
    Legal fees................................         13,007        10,508         2,204          462         103          80
    Miscellaneous.............................         24,104        15,138         5,081        1,070         297         184
    Organization costs........................          4,269         7,792         3,865        2,758       2,537       2,456
    Trustees' fees............................          4,886         6,886         4,886        4,886       4,886       4,858
                                                ------------------------------------------------------------------------------
      Total expenses..........................      2,767,094     1,410,566       494,723      148,761      65,682      58,483
      Reimbursement (recoupment) from
        (due to) advisor......................             --            --         3,546      (43,828)    (49,710)    (49,853)
                                                ------------------------------------------------------------------------------
      Net expenses............................      2,767,094     1,410,566       498,269      104,933      15,972       8,630
                                                ------------------------------------------------------------------------------
      Net investment income (deficit).........     (1,369,926)     (215,523)    2,181,926      333,704     163,784     105,103
                                                ------------------------------------------------------------------------------
NET REALIZED & UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
  Net realized gain (loss) from security
    transactions..............................     59,504,105    23,633,813     4,704,792    1,418,590     137,510          (8)
  Change in net unrealized appreciation of
    investments...............................     53,116,640    47,040,750     9,259,998    1,931,006      84,318          --
                                                ------------------------------------------------------------------------------
    Net gain (loss) on investments............    112,620,745    70,674,563    13,964,790    3,349,596     221,828          (8)
                                                ------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS..................................  $ 111,250,819  $ 70,459,040  $ 16,146,716  $ 3,683,300   $ 385,612   $ 105,095
                                                ------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- Continued
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS FOR NICHOLAS-APPLEGATE INVESTMENT TRUST

                                         EMERGING GROWTH                       CORE GROWTH
                                ---------------------------------   ---------------------------------
                                    FOR THE                             FOR THE
                                 PERIOD ENDED                        PERIOD ENDED
                                 SEPTEMBER 30,        FOR THE        SEPTEMBER 30,        FOR THE
                                     1995           YEAR ENDED           1995           YEAR ENDED
                                  (UNAUDITED)     MARCH 31, 1995      (UNAUDITED)     MARCH 31, 1995
                                ---------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS
  OPERATIONS
    Net investment income
      (deficit)...............  $    (1,369,926)  $    (2,224,592)  $      (215,523)  $       136,431
    Net realized gain (loss)
      from security
      transactions............       59,504,105       (48,388,925)       23,633,813       (27,617,865)
    Change in net unrealized
      appreciation of
      investments.............       53,116,640        88,372,950        47,040,750        36,375,233
                                ---------------------------------------------------------------------
      Net increase (decrease)
        in net assets
        resulting from
        operations............      111,250,819        37,759,433        70,459,040         8,893,799
                                ---------------------------------------------------------------------
  DISTRIBUTION TO PARTNERS
    Net investment income.....               --                --                --                --
                                ---------------------------------------------------------------------
  TRANSACTIONS IN INTERESTS
    Contributions by
      partners................       48,179,055        77,212,401        37,852,862        76,785,761
    Withdrawals by partners...      (91,945,620)      (57,696,150)      (45,790,953)      (91,624,360)
                                ---------------------------------------------------------------------
      Net increase (decrease)
        in net assets from
        transactions in
        interests.............      (43,766,565)       19,516,251        (7,938,091)      (14,838,599)
                                ---------------------------------------------------------------------
      Total increase
        (decrease) in net
        assets................       67,484,254        57,275,684        62,520,949        (5,944,800)
NET ASSETS:
  BEGINNING OF PERIOD.........      471,049,151       413,773,467       283,854,922       289,799,722
                                ---------------------------------------------------------------------
  END OF PERIOD...............  $   538,533,405   $   471,049,151   $   346,375,871   $   283,854,922
                                ---------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                         INCOME & GROWTH                     BALANCED GROWTH
                                ---------------------------------   ---------------------------------
                                    FOR THE                             FOR THE
                                 PERIOD ENDED                        PERIOD ENDED
                                 SEPTEMBER 30,        FOR THE        SEPTEMBER 30,        FOR THE
                                     1995           YEAR ENDED           1995           YEAR ENDED
                                  (UNAUDITED)     MARCH 31, 1995      (UNAUDITED)     MARCH 31, 1995
                                ---------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS
  OPERATIONS
    Net investment income
      (deficit)...............  $     2,181,926   $     5,103,250   $      333,704    $       477,083
    Net realized gain (loss)
      from security
      transactions............        4,704,792       (13,408,682)       1,418,590         (1,500,269)
    Change in net unrealized
      appreciation of
      investments.............        9,259,998         5,539,419        1,931,006          1,850,658
                                ---------------------------------------------------------------------
      Net increase (decrease)
        in net assets
        resulting from
        operations............       16,146,716        (2,766,013)       3,683,300            827,472
                                ---------------------------------------------------------------------
  DISTRIBUTION TO PARTNERS
    Net investment income.....               --                --               --                 --
                                ---------------------------------------------------------------------
  TRANSACTIONS IN INTERESTS
    Contributions by
      partners................        4,386,197        32,875,977        1,870,851          4,819,959
    Withdrawals by partners...      (22,269,463)      (42,582,471)      (4,479,597)        (6,527,607)
                                ---------------------------------------------------------------------
      Net increase (decrease)
        in net assets from
        transactions in
        interests.............      (17,883,266)       (9,706,494)      (2,608,746)        (1,707,648)
                                ---------------------------------------------------------------------
      Total increase
        (decrease) in net
        assets................       (1,736,550)      (12,472,507)       1,074,554           (880,176)
NET ASSETS:
  BEGINNING OF PERIOD.........      106,086,422       118,558,929       21,815,501         22,695,677
                                ---------------------------------------------------------------------
  END OF PERIOD...............  $   104,349,872   $   106,086,422   $   22,890,055    $    21,815,501
                                ---------------------------------------------------------------------

                                        GOVERNMENT INCOME                     MONEY MARKET
                                ---------------------------------   ---------------------------------
                                    FOR THE                             FOR THE
                                 PERIOD ENDED                        PERIOD ENDED
                                 SEPTEMBER 30,        FOR THE        SEPTEMBER 30,        FOR THE
                                     1995           YEAR ENDED           1995           YEAR ENDED
                                  (UNAUDITED)     MARCH 31, 1995      (UNAUDITED)     MARCH 31, 1995

INCREASE (DECREASE) IN NET
  ASSETS
  OPERATIONS
    Net investment income
      (deficit)...............  $      163,784    $       365,015   $      105,103    $       179,428
    Net realized gain (loss)
      from security
      transactions............         137,510           (447,930)              (8)                17
    Change in net unrealized
      appreciation of
      investments.............          84,318            305,693               --                 --

      Net increase (decrease)
        in net assets
        resulting from
        operations............         385,612            222,778          105,095            179,445

  DISTRIBUTION TO PARTNERS
    Net investment income.....              --                 --         (105,103)          (179,428)

  TRANSACTIONS IN INTERESTS
    Contributions by
      partners................       1,209,328         10,057,391       11,546,556         13,398,906
    Withdrawals by partners...      (3,021,768)       (13,048,663)     (10,977,571)       (10,440,597)

      Net increase (decrease)
        in net assets from
        transactions in
        interests.............      (1,812,440)        (2,991,272)         568,985          2,958,309

      Total increase
        (decrease) in net
        assets................      (1,426,828)        (2,768,494)         568,977          2,958,326
NET ASSETS:
  BEGINNING OF PERIOD.........       5,333,503          8,101,997        3,030,720             72,394

  END OF PERIOD...............  $    3,906,675    $     5,333,503   $    3,599,697    $     3,030,720


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FUNDS' FINANCIAL STATEMENTS (UNAUDITED)
-------------------------------------------------------------------

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

  Nicholas-Applegate Investment Trust (the "Master Trust"), a diversified, open-end management investment company organized as a Delaware business trust, is comprised of twelve investment vehicles (each a "Fund" and collectively the "Funds") as of September 30, 1995. Each Fund has up to five Portfolios which have invested in the respective series of the Master Trust to achieve their investment objective. The Trust commenced operations on April 19, 1993.

SECURITIES TRANSACTIONS

  Equity securities are valued at the last sale price (for exchange-listed securities) or the mean between the last bid and asked price (if lacking any sales and for over-the-counter securities). Debt securities generally are valued at the mean between the last bid and asked prices. Securities with 60 days or less remaining to maturity are valued on an amortized cost basis which approximates market value.

  Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Master Trust's Board of Trustees.

  Securities transactions are recognized on the trade date. Realized gains and losses from securities transactions are calculated using the first-in, first-out method. Dividend income is recognized on the ex-dividend date, and interest income is recorded on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. The prospectus for the Nicholas-Applegate Mutual Funds describes each Fund's policies with respect to declaration and payment of dividends and distribution of capital gains.

FEDERAL INCOME TAXES

  The Funds are treated as partnerships for federal income tax purposes. Any interest, dividends and gains or losses of a Fund will be deemed to have been "passed through" to the Portfolios.

DEFERRED ORGANIZATION COSTS

  Organization costs incurred by the Master Trust have been allocated to the various Funds based upon management's best estimate of the costs applicable to each Fund. These costs have been deferred and will be amortized over a period of 60 months from the date the Funds commenced operations.

B. TRANSACTIONS WITH AFFILIATES

ADVISORY AGREEMENTS

  The investment adviser to the Master Trust is Nicholas-Applegate Capital Management ("Nicholas-Applegate"). The advisory fee is computed daily for the Funds based upon the following percentages of each Fund's average daily net assets:

                                                        EXCESS OF
                              FIRST $500    NEXT $500      $1
       FUND                     MILLION      MILLION     BILLION
----------------------------  -----------  -----------  ---------
Emerging Growth Fund........       1.00%        1.00%       1.00%
Core Growth Fund............        .75%        .675%        .65%
Income & Growth Fund........        .75%        .675%        .65%
Balanced Gowth Fund.........        .75%        .675%        .65%
Government Income Fund......        .40%         .55%        .55%
Money Market Fund...........        .25%       .2275%      .2275%

  Nicholas-Applegate advanced certain organization costs discussed in Note 1. As of September 30, 1995, the following Funds have amounts due to Nicholas-Applegate for organizational costs advanced:

Government Income Fund...............  $  24,688
Money Market Fund....................     24,668

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FUNDS' FINANCIAL STATEMENTS (UNAUDITED) -- Continued
--------------------------------------------------------------------------------

C. INVESTMENT TRANSACTIONS

  The aggregate purchases and sales of investment securities, other than short-term obligations, for the period ended September 30, 1995, were as follows:

                                   PURCHASES      SALES
       FUND                         (000S)       (000S)
--------------------------------  -----------  -----------
Emerging Growth Fund............  $   316,804  $   371,892
Core Growth Fund................      154,019      174,393
Income & Growth Fund............       54,755       71,219
Balanced Growth Fund............       11,075       14,106
Government Income Fund..........        3,282        4,701

  At September 30, 1995, the net unrealized appreciation (depreciation) based on the cost of investments for Federal income tax purposes was as follows (in 000's):

                 TAX         GROSS          GROSS           NET
               COST OF    UNREALIZED     UNREALIZED     UNREALIZED
   FUND      INVESTMENTS  APPRECIATION (DEPRECIATION)   APPRECIATION
-----------  -----------  -----------  ---------------  -----------
Emerging
  Growth
  Fund.....   $ 407,357    $ 130,053      $  (7,889)     $ 122,164
Core Growth
  Fund.....     261,581       86,051         (2,805)        83,246
Income &
  Growth
  Fund.....      92,042       13,424           (631)        12,793
Balanced
  Growth
  Fund.....      18,552        4,111           (177)         3,934
Government
  Income
  Fund.....       3,772          187             (1)           186
Money
  Market
  Fund.....       3,629           --             --             --

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INVESTMENT TRUST
NOTES TO THE FUNDS' FINANCIAL STATEMENTS -- Continued
--------------------------------------------------------------------------------

D. SELECTED RATIO DATA

                                                                                          RATIO OF NET
                                                                           RATIO OF        INVESTMENT
                                                                          OPERATING          INCOME
                                                                         EXPENSES TO      (DEFICIT) TO
                                                                         AVERAGE NET      AVERAGE NET        PORTFOLIO
                                                                           ASSETS+          ASSETS+        TURNOVER RATE
-------------------------------------------------------------------------------------------------------------------------
EMERGING GROWTH
  For the period ended 09/30/95**.....................................        1.11%*          (0.55%)*         67.84%
  For the year ended 03/31/95.........................................        1.12%           (0.53%)         100.46%
  For the period ended 03/31/94++.....................................        1.12%*          (0.80%)*         50.51%
CORE GROWTH
  For the period ended 09/30/95**.....................................        0.90%*          (0.14%)*         52.44%
  For the year ended 03/31/95.........................................        0.89%            0.05%           98.09%
  For the period ended 03/31/94++.....................................        0.92%*          (0.03%)*         84.84%
INCOME & GROWTH
  For the period ended 09/30/95**.....................................        0.95%*           4.16%*          53.41%
  For the year ended 03/31/95.........................................        0.93%            4.37%          125.51%
  For the period ended 03/31/94++.....................................        0.94%*           3.51%*         177.52%
BALANCED GROWTH
  For the period ended 09/30/95**.....................................        0.95%*           3.02%*          51.94%
  For the year ended 03/31/95.........................................        0.95%            2.13%          110.40%
  For the period ended 03/31/94++.....................................        0.94%*           1.93%*          85.43%
GOVERNMENT INCOME
  For the period ended 09/30/95**.....................................        0.66%*           6.74%*          46.81%
  For the year ended 03/31/95.........................................        0.80%            5.32%          258.72%
  For the period ended 03/31/94++.....................................        0.80%*           3.43%*         159.17%
MONEY MARKET
  For the period ended 09/30/95**.....................................        0.45%*           5.48%*            N/A
  For the year ended 03/31/95.........................................        0.31%            4.61%             N/A
  For the period ended 03/31/94++.....................................        0.24%*           2.12%*            N/A

------------
 *Annualized.

**Unaudited.

 +Net of expense reimbursement (advisor recoupment) equivalent to 0.00%, (0.01%), 0.04%, 0.00%, 0.00%, 0.00%, (0.01%), 0.02%, 0.03%, 0.40%, 0.38%,
  0.43%, 2.05%, 1.41%, 2.00%, 2.60%, 2.92% and 150.78% of average net assets, respectively.

++Emerging Growth Fund commenced operations on October 1, 1993. Core Growth
  Fund, Income & Growth Fund, Balanced Growth Fund, Government Income Fund and Money Market Fund commenced operations on April 19, 1993.

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88

NICHOLAS=APPLEGATE-Registered Trademark- MUTUAL FUNDS
-----------------------------------------------------------------------
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San Diego, California 92101
800-551-8043